UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Manugistics Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Common Stock, par value $0.002 per share, of Manugistics Group, Inc.
	(2)	Aggregate number of securities to which transaction applies:
84,142,830 shares of Manugistics Group, Inc. Common Stock outstanding as of April 30, 2006. 1,861,716 options to purchase shares of Manugistics Group, Inc. Common Stock.
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$2.50 per share of Manugistics Group, Inc. Common Stock(1)
	(4)	Proposed maximum aggregate value of transaction:
$211,416,471(1)
	(5)	Total fee paid:
$22,621.57(1)
☒	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

(1)          As of May 15, 2006, there were: (i) 84,142,830 shares of Common Stock, par value $0.002 per share (“Common Stock”) of Manugistics Group, Inc. outstanding and owned by stockholders other than JDA Software Group, Inc. and Stanley Acquisition Corp.; and (ii) options to purchase 1,861,716 shares of Common Stock with an exercise price of less than $2.50 per share. The filing fee was determined by adding (i) the product of (A) the number of shares of Common Stock that are proposed to be acquired in the merger and (B) the merger consideration of $2.50 in cash per share plus (ii) $1,059,395.95 expected to be paid to holders of stock options with an exercise price of less than $2.50 per share upon consummation of the merger in exchange for cancellation of such options ((i) and (ii) together, the “Total Consideration”). The payment of the filing fee, calculated in accordance with Exchange Act Rule 0-11(c)(1) was calculated by multiplying the Total Consideration by 0.000107.

MANUGISTICS GROUP, INC.

9715 Key West Avenue
Rockville, Maryland 20850

June 1, 2006

Dear Fellow Stockholders:

You are cordially invited to attend a special meeting of stockholders of Manugistics Group, Inc. (“Manugistics” or the “Company”), to be held at the Company’s principal executive offices located at 9715 Key West Avenue, Rockville, Maryland on Wednesday, June 28, 2006 at 11:00 a.m., E.D.T. At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of April 24, 2006 (the “Merger Agreement”), by and between Manugistics, JDA Software Group, Inc. (the “Buyer”) and Stanley Acquisition Corp., a wholly owned subsidiary of the Buyer (“Merger Sub”).

The Merger Agreement contemplates the merger of Merger Sub with and into Manugistics, with Manugistics continuing after the Merger as a wholly owned subsidiary of the Buyer (the “Merger”). Upon completion of the Merger, each share of Manugistics’ common stock not held by the Buyer, Merger Sub, Manugistics or any subsidiary of Manugistics or a stockholder who perfects appraisal rights in accordance with Delaware law, will be converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax.

Under Delaware law, the affirmative vote of holders of a majority of the shares of Manugistics common stock outstanding and entitled to vote at the special meeting is necessary to adopt the Merger proposal.

On April 23, 2006, based on the unanimous recommendation of a special committee composed of three independent directors, our board of directors unanimously (1) approved and declared advisable the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement, (2) declared that it is advisable and in the best interests of the Company and its stockholders that the Company enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, (3) declared that the Merger Agreement is fair to the Company and its stockholders, (4) directed that the Merger Agreement be submitted to a vote for adoption at a meeting of the Company’s stockholders, and (5) recommended that the Company’s stockholders adopt the Merger Agreement. Therefore, our board of directors unanimously recommends that you vote FOR the adoption of the Merger Agreement.

The accompanying Notice of Special Meeting and proxy statement explain the proposed Merger and provide specific information concerning the special meeting. Please read those materials carefully.

Our board of directors has fixed the close of business on May 25, 2006, as the record date for the purpose of determining stockholders entitled to receive notice of, and to vote at, the special meeting or any adjournment, postponement or continuation thereof.

Our board of directors knows of no other matters that will be presented for consideration at the special meeting. If any other matter properly comes before the special meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matter.

The enclosed proxy statement provides you with a summary of the Merger Agreement and the proposed Merger and provides additional information about the parties involved. The closing of the Merger will occur as promptly as practicable following the adoption of the Merger Agreement at the special meeting by Manugistics stockholders, subject to the satisfaction or waiver of the other conditions to the closing of the Merger, as described in the enclosed proxy statement.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting in person, please sign and return the enclosed proxy in the envelope provided. If you attend the special meeting and desire to vote in person, you may do so even though you have previously sent a proxy. Because adoption of the Merger Agreement requires, under Delaware law, the affirmative vote of holders of a majority of the shares of Manugistics common stock, the failure to vote will have exactly the same effect as voting against the Merger proposal.

If your shares are held in “street name” by your broker, your broker will be unable to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedures provided by your broker. Failure to instruct your broker to vote your shares will have exactly the same effect as voting against adoption of the Merger proposal.

Sincerely,

Joseph L. Cowan
Chief Executive Officer

This proxy statement is dated June 1, 2006, and is first being mailed to stockholders on or about June 2, 2006.

MANUGISTICS GROUP, INC.
9715 Key West Avenue
Rockville, Maryland 20850

June 1, 2006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held June 28, 2006

To Our Stockholders:

Notice is hereby given that a special meeting of stockholders of Manugistics Group, Inc., a Delaware corporation (“Manugistics” or the “Company”), will be held on Wednesday, June 28, 2006 at the Company’s principal executive offices located at 9715 Key West Avenue, Rockville, Maryland at 11:00 a.m., E.D.T. for the following purposes:

1.                To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of April 24, 2006 (the “Merger Agreement”), by and between Manugistics, JDA Software Group, Inc. (“JDA” or the “Buyer”) and Stanley Acquisition Corp., a wholly owned subsidiary of the Buyer (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Manugistics, with Manugistics as the resulting corporation (the “Merger”). Upon completion of the Merger, each share of Manugistics common stock not held by the Buyer, Merger Sub, Manugistics, or any subsidiary of Manugistics or a stockholder who perfects appraisal rights in accordance with Delaware law, will be converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement;

2.                To approve the adjournment, postponement or continuation of the special meeting for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to approve the Merger Agreement; and

3.                To transact any other business that may properly come before the special meeting.

Under Delaware law, the affirmative vote of holders of a majority of the shares of Manugistics common stock outstanding and entitled to vote at the special meeting is necessary to adopt the Merger proposal.

On April 23, 2006, based on the unanimous recommendation of a special committee composed of three independent directors (the “special committee”), our board of directors unanimously (1) approved and declared advisable the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement, (2) declared that it is advisable and in the best interests of the Company and its stockholders that the Company enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, (3) declared that the Merger Agreement is fair to the Company and its stockholders, (4) directed that the Merger Agreement be submitted to a vote for adoption at a meeting of the Company’s stockholders, and (5) recommended that the Company’s stockholders adopt the Merger Agreement. Therefore, our board of directors unanimously recommends that you vote FOR the adoption of the Merger Agreement.

Our board of directors has fixed the close of business on May 25, 2006, as the record date for the purpose of determining stockholders entitled to receive notice of and to vote at the special meeting or any adjournment, postponement or continuation thereof.

The enclosed proxy statement provides you with a summary of the Merger Agreement and the Merger, and provides additional information about the parties involved. The closing of the Merger will occur as promptly as practicable following the adoption of the Merger Agreement at the special meeting by

Manugistics stockholders, subject to the satisfaction or waiver of the other conditions to the closing of the Merger, as described in the enclosed proxy statement.

Under Delaware law, stockholders of Manugistics can exercise appraisal rights in connection with the Merger. A stockholder that does not vote in favor of the Merger proposal and complies with all of the other necessary procedural requirements will have the right to dissent from the Merger and to seek appraisal of the fair value of his or her Manugistics shares, exclusive of any element of value arising from the expectation or accomplishment of the Merger. For a description of appraisal rights and the procedures to be followed to assert them, stockholders should review the provisions of Section 262 of the Delaware General Corporation Law, a copy of which is included as Annex B to the accompanying proxy statement.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting in person, please sign and return the enclosed proxy in the envelope provided. If you attend the special meeting and desire to vote in person, you may do so even though you have previously sent a proxy. Because adoption of the Merger Agreement requires, under Delaware law, the affirmative vote of holders of a majority of the shares of Manugistics common stock, the failure to vote will have exactly the same effect as voting against the Merger proposal.

BY ORDER OF THE BOARD OF DIRECTORS,
MANUGISTICS GROUP, INC.

Timothy T. Smith
Senior Vice President, General Counsel and Secretary
Rockville, Maryland
June 1, 2006

TABLE OF CONTENTS (Continued)

ANNEX A	MERGER AGREEMENT
ANNEX B	SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
ANNEX C	OPINION OF LEHMAN BROTHERS INC.
ANNEX D	FORM OF VOTING AGREEMENT

SUMMARY TERM SHEET

The following summary briefly describes the material terms of the proposed Merger. While this summary describes the material terms that you should consider when evaluating the Merger, the proxy statement contains a more detailed description of these terms. We encourage you to read the proxy statement and the documents to which we refer in this proxy statement before voting your shares of Manugistics common stock. We have included section and page references to the proxy statement to direct you to a more complete description of the topics described in this summary.

•       Manugistics Group, Inc.   We are a provider of supply chain management and demand and revenue management software products and services. See “The Companies—Manugistics Group, Inc.” beginning on page 20.

•       JDA Software Group, Inc.   JDA is a provider of software solutions designed to address the demand and supply chain management, business process, decision support, e-commerce, inventory optimization, collaborative planning and forecasting, and store operations requirements of the retail industry and its suppliers. See “The Companies—JDA Software Group, Inc.” beginning on page 20.

•       Stanley Acquisition Corp.   Stanley is a wholly owned subsidiary of JDA, has not conducted any business operations and will be merged out of existence upon the consummation of the Merger. See “The Companies—The Buyer’s Merger Subsidiary” beginning on page 21.

•       The Merger.   We entered into an Agreement and Plan of Merger on April 24, 2006 with JDA Software Group, Inc., a Delaware corporation, or the Buyer, and Stanley Acquisition Corp., a Delaware corporation, or Merger Sub, pursuant to which, upon the Merger becoming effective, each outstanding share of Manugistics common stock, other than treasury shares, shares held by the Buyer or Merger Sub, and shares held by stockholders who perfect their appraisal rights (as described in “The Merger—Appraisal Rights” beginning on page 35), will be converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax. You should read “The Merger—Background to the Merger” beginning on page 21.

•       Payment of Merger Consideration.

•        Common Stock.   If the Merger is completed, each share of Manugistics common stock held by you will be converted into the right to receive a payment of $2.50 per share, without interest and less any applicable withholding tax. You should read “The Merger—Merger Consideration” beginning on page 38.

•        Stock Options.   If the Merger is completed, each unexercised Manugistics stock option that you own will become fully vested and, if the exercise price is less than $2.50 per share, converted into the right to receive an amount in cash equal to $2.50 less the exercise price of such stock option, and less any applicable withholding tax. You should read “The Merger—Treatment of Manugistics Stock Options and Restricted Stock,” beginning on page 38.

•        Restricted Stock.   If the Merger is completed, the restrictions on each share of Manugistics restricted stock you own will lapse and each such share will become fully vested and converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax. You should read “The Merger—Treatment of Manugistics Stock Options and Restricted Stock,” beginning on page 38.

•       Sources of Funds.   The total amount of funds required to complete the Merger and the related transactions is anticipated to be approximately $275 million, including the retirement of certain Company debt. The Buyer and Merger Sub have made representations and warranties with respect

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to having entered into a commitment letter with a group of banks and a stock purchase agreement with a private equity firm that will provide the Buyer sufficient cash on hand or access to cash to fund the amounts required to complete the Merger and the related transactions. You should read “Proposal No. 1—The Merger Agreement—Representations and Warranties” beginning on page 43.

•       After the Merger.   As a result of the Merger, the Buyer will own all of our outstanding capital stock and we will cease to be a public company. You should read “The Merger—Delisting and Deregistration of Manugistics’ Common Stock” beginning on page 39.

•       Reasons for Merger and Recommendation of the Board of Directors.   In the course of reaching its decision to approve the Merger and the Merger Agreement, our board of directors considered several possible change in control transactions involving us, including the Merger, and considered a number of factors in its deliberations. The board of directors unanimously determined that the Merger Agreement and the Merger are advisable and in the best interests of the Manugistics stockholders. Our board of directors has unanimously approved the Merger Agreement, recommends its advisability and recommends that you vote “FOR” the adoption of the Merger Agreement at the special meeting. You should read “The Merger—Recommendation of Manugistics’ Board of Directors and Reasons for the Merger” beginning on page 23.

•       Required Vote.   For us to complete the Merger, stockholders holding at least a majority of the shares of Manugistics common stock outstanding at the close of business on the record date of May 25, 2006 must vote “FOR” the adoption of the Merger Agreement. You should read “Voting Rights and Solicitation of Proxies—Votes Required” beginning on page 1.

•  Voting by Manugistics Directors and Executive Officers; Voting Agreements.   The directors and certain officers of Manugistics entered into a voting agreement with the Buyer to vote their common stock of Manugistics in favor of certain matters, including the Merger Agreement and the transactions contemplated by the Merger Agreement.  See “Proposal No. 1—the Merger Agreement—Voting Agreement” beginning on page 52. A more detailed description of the ownership of Manugistics common stock by certain beneficial owners and Manugistics’ directors and executive officers is set forth on page 55 of this proxy statement.

•       Interests of Our Officers and Directors.   In considering the recommendation of our board of directors, with respect to the Merger, you should be aware that our executive officers and directors may have interests in the Merger that are different from, or in addition to, the interests of Mangustics’ stockholders in general. You should read “The Merger—Interests of Manugistics’ Executive Officers and Directors in the Merger” beginning on page 33.

•       Opinion of Lehman Brothers Inc.   Lehman Brothers Inc. (“Lehman Brothers”), financial advisor to our board of directors, rendered a preliminary oral opinion to our board of directors on April 23, 2006 and rendered its final oral opinion to our board of directors on April 24, 2006, which opinion was subsequently confirmed by delivery of a written opinion dated April 24, 2006, that, as of April 24, 2006 and based upon and subject to the matters stated in its opinion, the $2.50 per share in cash consideration to be offered to the holders of Manugistics common stock in the Merger was fair, from a financial point of view, to such stockholders. Lehman Brothers provided its opinion for the information and assistance of our board of directors in connection with its consideration of the Merger. The opinion of Lehman Brothers is not a recommendation as to how any stockholder should vote or act with respect to any aspect of the Merger. We urge you to read the opinion carefully and in its entirety. You should read “The Merger—Opinion of Lehman Brothers Inc.” beginning on page 25 and Annex C to this proxy statement.

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•       Conditions to the Completion of the Merger.   The obligations of the Buyer and Merger Sub to complete the Merger are subject to a variety of closing conditions, including the adoption of the Merger Agreement by the requisite stockholder vote at the special meeting. You should read “Proposal No. 1—The Merger Agreement—Conditions to Closing” beginning on page 48.

•       Termination.   The Merger Agreement may be terminated, prior to the completion of the Merger, under certain circumstances. Some of those circumstances would require Manugistics to make a payment to the Buyer of a termination fee of $9.75 million or $4.875 million, depending on the situation. You should read “Proposal No. 1—The Merger Agreement—Termination of the Merger Agreement” and “Proposal No. 1—The Merger Agreement—Termination Fee and Expenses” beginning on pages 49 and 50, respectively.

•       Tax Consequences.   The exchange of shares of Manugistics common stock for the cash Merger consideration will be a taxable transaction to our stockholders for United States federal income tax purposes. You should read “The Merger—Material United States Federal Income Tax Consequences of the Merger” beginning on page 39. In addition, tax matters can be complicated, and the tax consequences of the Merger to you will depend on the facts of your own situation. We urge you to consult your own tax advisor to fully understand the tax consequences of the Merger to you.

•       Statutory Appraisal Rights.   Holders of Manugistics common stock who do not vote in favor of the Merger will have the right to demand appraisal of their shares under Delaware law, if they take certain actions necessary to perfect their rights. You should read “The Merger—Appraisal Rights” beginning on page 35.

•       Antitrust Matters.   The Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the HSR Act, prohibits us from completing the Merger until we have complied with the HSR Act by furnishing certain information and materials to the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission and the required waiting period has expired or been terminated. You should read “The Merger—Regulatory Matters” beginning on page 40.

•       The Special Meeting of Manugistics Stockholders.   The special meeting will be held at the Company’s principal executive offices located at 9715 Key West Avenue, Rockville, Maryland on Wednesday, June 28, 2006 at 11:00 a.m., E.D.T., and at any adjournment or postponement of the special meeting. The special meeting will be held to consider and vote upon the proposal to adopt the Merger Agreement and, if necessary, to vote to adjourn the special meeting for the purpose of soliciting additional proxies to vote in favor of adoption of the Merger Agreement. You should read the “Proxy Statement” beginning on page 1.

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9715 Key West Avenue
Rockville, Maryland 20850

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To be held on June 28, 2006

General Information

The enclosed proxy is solicited on behalf of the board of directors of Manugistics Group, Inc., a Delaware corporation, for use at the special meeting of stockholders, or the “special meeting,” to be held at the Company’s principal executive offices located at 9715 Key West Avenue, Rockville, Maryland, on Wednesday, June 28, 2006 at 11:00 a.m., E.D.T. and at any adjournment, postponement or continuation of the special meeting. These proxy solicitation materials were first mailed on or about June 2, 2006 to all stockholders entitled to vote at the special meeting.

Except as otherwise specifically noted in this proxy statement, “we,” “our,” “us” and similar words in this proxy statement refer to Manugistics Group, Inc. and its subsidiaries. In addition, we sometimes refer to Manugistics Group, Inc. as “Manugistics” or “the Company” and to JDA Software Group, Inc. as “JDA” or “the Buyer.”

Purpose of Meeting

The specific proposals to be considered and acted upon at the special meeting are summarized in the accompanying notice of special meeting of stockholders. Each proposal is described in more detail in this proxy statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s common stock is the only type of security entitled to vote at the special meeting. On May 25, 2006, the record date for determination of stockholders entitled to vote at the special meeting, there were 84,116,164 shares of common stock outstanding. Each stockholder of record as of the close of business on May 25, 2006 is entitled to one vote for each share of common stock held by such stockholder on such date. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, withheld votes, abstentions and broker non-votes.

Quorum Required

The Company’s Third Amended and Restated Bylaws provide that the holders of a majority of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the special meeting. Abstentions, broker non-votes and votes withheld in a proxy otherwise signed and returned will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal No. 1.   The adoption of the Agreement and Plan of Merger, dated as of April 24, 2006 (the “Merger Agreement”), by and among Manugistics, the Buyer and Stanley Acquisition Corp., a wholly owned subsidiary of the Buyer (“Merger Sub”), requires the affirmative vote of holders of our common stock holding at least a majority of the shares of Manugistics common stock outstanding at the close of business on the record date. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

Proposal No. 2.   The approval of the adjournment, postponement or continuation of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against this proposal.

Broker Non-Votes.   Broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the above proposals. Under applicable rules, brokers and other nominees who hold Company shares of record for their customers cannot vote on their customers’ behalf on Proposal No. 1 or No. 2 unless the brokers or other nominees have timely received voting instructions from their customers. Therefore, a beneficial owner of our shares who wishes to vote on Proposal No. 1 and No. 2 should timely return voting instructions to the broker or other nominee, described further below under “Voting Rights and Solicitation of Proxies—Voting Instructions for Beneficial Owners.”

Proxies for Stockholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, you are a stockholder of record with respect to those shares, and a proxy card accompanies this proxy statement sent to you. You may vote your shares by mailing a completed and signed proxy card in the envelope provided with the proxy card.

Whether or not you are able to attend the special meeting, you are urged to vote your shares by completing and returning the enclosed proxy card. Your shares will be voted as you direct on your proxy card when properly completed. In the event no directions are specified, such proxies will be voted “FOR” (i) the adoption of the Merger Agreement (as set forth in Proposal No. 1); (ii) any proposal to adjourn, postpone or continue the meeting to solicit additional proxies (as set forth in Proposal No. 2); and (iii) any recommendation of the board of directors on any matters properly brought before the special meeting for a vote.

The holders of record of shares of the Company’s common stock at the close of business on May 25, 2006 are entitled to receive notice of, and to vote at, the special meeting. Each such share of the Company’s common stock is entitled to one vote on each matter to come before the special meeting. As of May 25, 2006, the Company had issued and outstanding 84,116,164 shares of common stock held by 477 holders of record.

Revocability of Proxies

You may also revoke or change your proxy at any time before the special meeting. To do this, send a written notice of revocation or another signed proxy card with a later date to the Secretary of the Company at the Company’s principal executive offices before the beginning of the special meeting. You may also automatically revoke your proxy by attending the special meeting and voting in person. All shares represented by a valid proxy received prior to the special meeting will be voted.

Voting Instructions for Beneficial Owners

If your Company shares are held by a stockbroker, bank, or other nominee rather than directly in your own name, you are considered a beneficial owner and not a stockholder of record. If you are a beneficial owner, your broker or other nominee has enclosed a voting instruction form which you may complete and return by mail to direct the nominee how to vote your shares. Most nominees also make Internet or by telephone voting procedures available to their beneficial owners. Please consult your voting instruction form for the specific procedures available.

Proxy Solicitation

The Company shall bear and pay the costs of printing and mailing this proxy statement and any supplement thereto. Additionally, the Company shall bear the cost of soliciting proxies. The Company has retained the services of The Altman Group, Inc., a proxy solicitation firm, to solicit proxies in connection with the special meeting, who will be paid approximately $8,000, plus expenses. In addition, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company will furnish copies of solicitation material to such brokerage houses and other representatives. Proxies may also be solicited by certain of the Company’s directors, officers, and employees, without additional compensation, personally or by telephone, facsimile or email. The Company does not presently intend to solicit proxies other than as described above.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Nate Wallace, Vice President, Investor Relations, at 9715 Key West Avenue, Rockville, Maryland 20850, or at telephone number (301) 255-5059.

Stockholder List

A list of our stockholders entitled to vote at the special meeting will be available for examination by any Manugistics stockholder at the special meeting. For 10 days prior to the special meeting, this stockholder list will be available for inspection during ordinary business hours at our corporate offices located at 9715 Key West Avenue, Rockville, Maryland 20850.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following discussion is intended to address briefly some commonly asked questions regarding the special meeting and the proposed Merger. These questions and answers may not address all questions that may be important to you as a Manugistics stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement, and the documents referred to in this proxy statement.

Q:             What matters am I being asked to vote on at the special meeting?

A:               You are being asked to vote on the following proposals:

•       To adopt the Merger Agreement; and

•       To approve the adjournment, postponement or continuation of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.

Finally, you may be asked to vote on such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Q:             How does the Company’s board of directors recommend that you vote on the proposals?

A:               Our board of directors recommends that you vote:

•       “FOR” the proposal to adopt the Merger Agreement; and

•       “FOR” the proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies.

Q:             What vote of stockholders is required for each proposal at the special meeting?

A:               For us to complete the proposed Merger, stockholders holding at least a majority of the shares of Manugistics common stock outstanding at the close of business on the record date must vote “FOR” the adoption of the Merger Agreement. The proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies, would require the affirmative vote of at least a majority of the shares present, in person or by proxy, at the special meeting and entitled to vote on the subject matter thereof. See “Voting Rights and Solicitation of Proxies—Required Vote.”

Q:             Who is entitled to vote at the special meeting?

A:               Only stockholders of record as of the close of business on May 25, 2006, the record date for the special meeting, are entitled to receive Notice of the special meeting and to vote the shares of our common stock that they held at that time at the special meeting, or at any adjournments or postponements of the special meeting. On the record date, approximately 84,116,164 shares of Manugistics common stock, held by approximately 477 stockholders of record, were outstanding and entitled to vote. You may vote all shares you owned as of the record date. You are entitled to one vote per share.

Q:             What should I do if I receive more than one set of voting materials?

A:               You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive. Please follow the directions for voting on each of the proxy cards that you receive to ensure that all of your shares are voted.

Q:             How do I cast a vote?

A:               If your shares are registered in your name, you may vote by returning a signed proxy card or voting in person at the special meeting. Proxies submitted by mail must be received by 11:59 p.m., E.D.T on June 27, 2006. To vote by mail, mark, sign and date the proxy card and return it in the postage-paid envelope provided.

If your shares are held in “street name” through a broker or bank, you may vote by completing and returning the voting form provided by your broker or bank, or by the Internet or by telephone through your broker or bank if such a service is provided. To vote via the Internet or by telephone through your broker or bank, you should follow the instructions on the voting form provided by your broker or bank.

Q:             May I vote in person?

A:               Yes. If your shares are not held in “street name” through a broker or bank you may attend the special meeting and vote your shares in person at the special meeting by giving us a signed proxy card or ballot before voting is closed, rather than signing and returning your proxy card via mail. If you choose to vote in person, please bring proof of identification with you to the special meeting. Even if you plan to attend the special meeting, we recommend that you vote your shares in advance as described above, so that your vote will be counted even if you later decide not to attend. If your shares are held in “street name,” you must get a proxy from your broker or bank in order to attend the special meeting and vote. In order to do this, you should contact your broker or bank.

Q:             What happens if I do not return my proxy card or attend the special meeting and vote in person?

A:               The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding at the close of business on the record date. Therefore, if you do not return your proxy card or attend the special meeting and vote in person, it will have the same effect as if you voted against adoption of the Merger Agreement. See “Voting Rights and Solicitation of Proxies—Votes Required” above for a description of the vote required for each proposal included in this proxy statement.

Q:             If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:               Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares following the procedure provided by your broker. Without instructions, your shares will not be voted on the Merger proposal, which will have the same effect as if you voted against adoption of the Merger Agreement. See “Voting Rights and Solicitation of Proxies—Votes Required” above for a description of the effect of broker non-votes on the other proposals included in this proxy statement.

Q:             May I change my vote after I have mailed my signed proxy card?

A:               Yes. You may change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways:

•       First, you can deliver to the Secretary of Manugistics a written notice bearing a date later than the proxy stating that you would like to revoke your proxy.

•       Second, you can complete, execute and deliver to the Secretary of Manugistics a new, later-dated proxy card for the same shares, provided the new proxy is received by 11:59 p.m., E.D.T. on June 27, 2006.

•       Third, you can attend the special meeting and vote in person. Your attendance alone will not revoke your proxy. Any written notice of revocation or subsequent proxy should be delivered to Manugistics Group, Inc. at 9715 Key West Avenue, Rockville, Maryland 20850, Attention: Secretary, or hand-delivered to our Secretary at or before the taking of the vote at the special meeting.

If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions. Your last vote before voting is closed at the special meeting is the vote that will be counted.

Q:             What is a quorum?

A:               A quorum of the holders of the outstanding shares of Manugistics common stock must be present for the special meeting to be held. A quorum is present if the holders of a majority of the outstanding shares of Manugistics common stock entitled to vote are present at the special meeting, either in person or represented by proxy. Abstentions, broker non-votes, and votes withheld in a proxy otherwise signed and returned will be counted as present for the purpose of determining the presence of a quorum.

Q:             How are votes counted?

A:               For the proposal relating to the adoption of the Merger Agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN, it has the same effect as if you vote AGAINST the adoption of the Merger Agreement. Approval of this proposal requires the affirmative vote of holders of our common stock holding at least a majority of the shares of Manugistics common stock outstanding at the close of business on the record date.

For the proposal to adjourn, postpone or continue the meeting, if necessary or appropriate, to solicit additional proxies, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you ABSTAIN, it has the same effect as if you vote AGAINST adjournment, postponement or continuation of the meeting, if necessary or appropriate, to solicit additional proxies. Approval of this proposal requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal.

If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the adoption of the Merger Agreement, “FOR” any proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies, and in accordance with the recommendations of the Company’s board of directors on any other matters properly brought before the special meeting for a vote.

A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf returns a signed proxy card voting on one or more matters but does not vote on a proposal because the nominee has not received your voting instructions and lacks discretionary power to vote the shares. Generally, nominees have the discretion to vote for directors or other routine matters, unless you instruct otherwise. Broker non-votes will count for the purpose of determining whether a quorum is present. Broker non-votes will have the same effect as a vote AGAINST the adoption of the Merger Agreement. Broker non-votes will not directly affect the outcome of the vote on any of the other proposals listed in this proxy statement.

Q:             Who will bear the cost of this solicitation?

A:               The Company shall bear and pay the cost of printing and mailing this proxy statement and any supplement thereto. Additionally, the Company shall bear the cost of soliciting proxies. The Company has retained The Altman Group, Inc., a proxy solicitation firm, to solicit proxies in connection with the special meeting, who will be paid approximately $8,000, plus expenses. In addition, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company will furnish copies of solicitation material to such brokerage houses and other representatives. Proxies may also be solicited by certain of the Company’s directors, officers, and employees, without additional compensation, personally or by telephone, telecopy, or telegram. The Company does not presently intend to solicit proxies other than as described above.

The Merger

Q:             What is the proposed transaction?

A:               The proposed transaction is the acquisition of Manugistics by the Buyer. The proposed acquisition would be accomplished through a merger of Stanley Acquisition Corp., a wholly owned subsidiary of the Buyer (which we sometimes refer to as merger sub), with and into Manugistics (the “Merger”). As a result of the Merger, Stanley Acquisition Corp. will cease to exist as a separate entity and Manugistics will continue after the Merger as a wholly owned subsidiary of the Buyer. Manugistics common stock will cease to be quoted on The NASDAQ National Market, will not be publicly traded and will be deregistered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act.”

Q:             What will Manugistics’ stockholders receive in the Merger?

A:               As a result of the Merger, our stockholders will receive $2.50 in cash, without interest and less any applicable withholding tax, for each share of Manugistics common stock they own. For example, if you own 100 shares of Manugistics common stock, you will receive $250.00 in cash less any applicable withholding tax in exchange for these shares.

Q:             What will holders of Manugistics stock options and restricted stock receive in the Merger?

A:               Each outstanding Manugistics stock option will become fully vested and exercisable immediately before the effective time of the Merger. If the Merger is completed, each outstanding Manugistics stock option that has an exercise price less than $2.50 per share and is not exercised before the effective time of the Merger will be converted at the effective time of the Merger into the right to receive an amount in cash equal to $2.50, less the exercise price of such stock option, and less any applicable withholding tax. Each outstanding Manugistics stock option that has an exercise price of $2.50 per share or more and is not exercised before the effective time of the Merger will be cancelled at the effective time of the Merger.

If an option holder exercises an outstanding Manugistics stock option before the effective time of the Merger, the holder will receive a share of Manugistics common stock that will be cashed out at the effective time of the Merger for $2.50, without interest and less any applicable withholding tax (on the same terms that apply to Manugistics’ common stockholders generally).

At the effective time of the Merger, the restrictions on any share of Manugistics restricted stock will lapse at the effective time of the Merger, and such share will become fully vested and converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax.

A holder of Manugistics stock options or restricted stock may be required to provide an approved written election or release of claims prior to receiving any payment, if any, for such stock options or restricted stock, as described above. You should read “The Merger—Treatment of Manugistics Stock Options and Restricted Stock,” beginning on page 38.

Q:             How will the Merger affect Manugistics’ employee stock purchase plan and 401(k) plan?

A:               If the Merger is completed, all outstanding rights to purchase shares under the Company’s employee stock purchase plan will terminate as of June 1, 2006 in accordance with the terms of this plan, and this plan will be terminated as of June 1, 2006. In addition, the Buyer currently intends for the Company’s 401(k) plan to be merged with the Buyer’s 401(k) plan on the closing date of the Merger, unless the Buyer consents otherwise in writing. You should read “The Merger—Treatment of Employee Stock Purchase Plan and 401(k) Plan,” beginning on page 38.

Q:             Am I entitled to appraisal rights?

A:               Yes. As a holder of our common stock, you are entitled to appraisal rights under the Delaware General Corporation Law in connection with the Merger if you meet certain conditions, which conditions are described in this proxy statement under the caption “The Merger—Appraisal Rights.”

Q:             How does Manugistics’ Board of Directors recommend I vote?

A:               At a meeting held on April 23, 2006, Manugistics’ board of directors unanimously approved the Merger Agreement and declared the Merger Agreement and the Merger advisable and in the best interests of Manugistics’ stockholders. Our board of directors unanimously recommends that you vote “FOR” adoption of the Merger Agreement and “FOR” the proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies.

Q:             What factors did our Board of Directors consider in making its recommendation?

A:               In making its recommendation, the special committee and our board of directors took into account, among other things: the cash consideration to be received by holders of our common stock in the Merger and the current and historical market prices of Manugistics’ common stock; the current and future competitive landscape in our industry; concerns about the financial viability of the Company on a standalone basis; the timing of the proposed Merger; the status and history of discussions with other potential bidders; the written opinion dated April 24, 2006 of our financial advisor, Lehman Brothers Inc.; and the terms of the Merger Agreement, including our ability to furnish information to, and conduct negotiations with, a third party should we receive a superior proposal.

Q:   What happens if I sell my shares of Manugistics common stock before the special meeting?

A:               The record date for the special meeting is earlier than the date of the special meeting and the date that the Merger is expected to be completed. If you transfer your shares of Manugistics common stock after the record date, but before the special meeting, you will retain your right to vote at the special meeting, but will transfer the right to receive the Merger consideration.

Q:   Will the Merger be taxable to me?

A:               Yes. The receipt of cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local, or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between the amount of cash received by the stockholder in the Merger and the stockholder’s adjusted tax basis in the shares of Manugistics common stock converted into cash in the Merger. If the shares of Manugistics common stock are held by a stockholder as capital assets, gain or loss recognized by such stockholder will be capital gain or loss, which will be long-term capital gain or loss if the stockholder’s holding period for the shares of Manugistics common stock exceeds one year. Capital gains recognized by an individual upon a disposition of a share of Manugistics that has been held for more than one year generally will be subject to a maximum U.S. federal income tax rate of 15% or, in the case of a share that has been held for one year or less, will be subject to tax at ordinary income tax rates. In addition, there are limits on the deductibility of capital losses. Because individual circumstances may differ, you should consult your own tax advisor to determine the particular tax effects to you. See “The Merger—Material United States Federal Income Tax Consequences of the Merger.”

Q:   When do you expect the Merger to be completed?

A:               We are working toward completing the Merger as quickly as possible and expect to consummate the Merger in the third quarter of calendar year 2006. In addition to obtaining stockholder approval, we must satisfy all other closing conditions, including the receipt of regulatory approvals. See “Proposal No. 1—The Merger Agreement—Conditions to Closing.”

Q:   Should I send in my Manugistics stock certificates now?

A:               No. After the Merger is completed, you will receive written instructions for exchanging your shares of our common stock for the Merger consideration of $2.50 in cash, without interest and less any applicable withholding tax, for each share of our common stock you hold.

Q:   What do I need to do now?

A:               We urge you to read this proxy statement carefully and to consider how the Merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of our stockholders. Please do not send in your stock certificates with your proxy.

Q:   Who can help answer my questions?

A:               If you would like additional copies, without charge, of this proxy statement or if you have questions about the Merger, including the procedures for voting your shares, you should contact:

Manugistics Group, Inc.
Attention: Nate Wallace
Vice President, Investor Relations
9715 Key West Avenue
Rockville, Maryland 20850
(301) 255-5059

The Altman Group, Inc.
1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071
(800) 499-7621

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF THE MERGER

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the Merger fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire proxy statement and the documents we refer to herein. See “Where You Can Find More Information.”  The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement as it is the legal document that governs the Merger.

The Companies

Manugistics Group, Inc.
9715 Key West Avenue
Rockville, Maryland 20850
Telephone: (301) 255-5000

Manugistics is a provider of supply chain management and demand and revenue management software products and services. The Company’s solutions are configured sets of its software products that address the specific demand and supply chain business processes and revenue management practices that its clients want to improve. These solutions may also include consulting, implementation, training and client support services. The Company markets its solutions to companies throughout North, South and Central America, Europe and the Asia-Pacific region. See “The Companies—Manugistics Group, Inc.”

JDA Software Group, Inc.
14400 North 87th Street
Scottsdale, AZ 85260
Telephone: (480) 308-3000

JDA Software Group, Inc. (the Buyer) is a provider of software solutions designed to address the demand and supply chain management, business process, decision support, e-commerce, inventory optimization, collaborative planning and forecasting, and store operations requirements of the retail industry and its suppliers. The Buyer’s solutions enable customers to manage and optimize their inventory flows throughout the demand chain to the consumer, and provide optimized labor scheduling for retail store operations. See “The Companies—JDA Software Group, Inc.”

Stanley Acquisition Corp.
14400 North 87th Street
Scottsdale, AZ 85260
Telephone: (480) 308-3000

Stanley Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Buyer, has not conducted any business operations and will be merged out of existence upon the consummation of the Merger. See “The Companies—The Buyer’s Merger Subsidiary.”

Merger Consideration

If the Merger is completed, you will receive $2.50 in cash, without interest and less any applicable withholding tax, in exchange for each share of Manugistics common stock that you own.

After the Merger is completed, you will have the right to receive the Merger consideration, but you will no longer have any rights as a Manugistics stockholder and will have no rights as a stockholder of the Buyer. Manugistics stockholders will receive the Merger consideration after exchanging their Manugistics stock certificates in accordance with the instructions contained in the letter of transmittal to be sent to our stockholders shortly after closing of the Merger. See “The Merger—Merger Consideration.”

Treatment of Options Outstanding Under Our Stock Plans

Each outstanding Manugistics stock option will become fully vested and exercisable immediately before the effective time of the Merger. If the Merger is completed, each outstanding Manugistics stock option that you own that has an exercise price less than $2.50 per share and is not exercised before the effective time of the Merger will be converted at the effective time of the Merger into the right to receive an amount in cash equal to $2.50, less the exercise price of such stock option, and less any applicable withholding tax. Each outstanding Manugistics stock option that has an exercise price of $2.50 per share or more and is not exercised before the effective time of the Merger will be cancelled at the effective time of the Merger.

If an option holder exercises an outstanding Manugistics stock option before the effective time of the Merger, the holder will receive a share of Manugistics common stock that will be cashed out at the effective time of the Merger for $2.50, without interest and less any applicable withholding tax (on the same terms that apply to Manugistics’ common stockholders generally).

At the effective time of the Merger, the restrictions on any share of Manugistics restricted stock you own will lapse, and such share will become fully vested and converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax.

You may be required to provide an approved written election or release of claims prior to receiving any payment for Manugistics stock options or restricted stock. You should read  “The Merger—Treatment of Manugistics Stock Options and Restricted Stock,” beginning on page 38.

Treatment of Employee Stock Purchase Plan and 401(k) Plan

If the Merger is completed, all outstanding rights to purchase shares under the Company’s employee stock purchase plan will terminate as of June 1, 2006 in accordance with the terms of this plan. The employee stock purchase plan will be terminated as of June 1, 2006, and no further purchase rights will be granted or exercised under this plan after that date. All participants in the employee stock purchase plan will receive a refund of any unused contributions to this plan as soon as reasonably practicable after the Merger is completed. In addition, the Buyer currently intends for the Company’s 401(k) plan to be merged with the Buyer’s 401(k) plan on the closing date of the Merger, unless the Buyer consents otherwise in writing. You should read  “The Merger—Treatment of Employee Stock Purchase Plan and 401(k) Plan,” beginning on page 38.

Market Price and Dividend Data

Our common stock is quoted on The NASDAQ National Market under the symbol “MANU.” On April 24, 2006, the last full trading day prior to the public announcement of the Merger, the closing price for our common stock was $2.36 per share. On May 31, 2006, the last full trading day prior to the date of this proxy statement, the closing price for our common stock was $2.49 per share. See “Market Price and Dividend Data.”

Material United States Federal Income Tax Consequences of the Merger

The exchange of shares of Manugistics common stock for the cash merger consideration will be a taxable transaction to our stockholders for United States federal income tax purposes. See “The Merger—Material United States Federal Income Tax Consequences of the Merger.”

Tax matters can be complicated, and the tax consequences of the Merger to you will depend on the facts of your own situation. We urge you to consult your own tax advisor to fully understand the tax consequences of the Merger to you.

Recommendation of Manugistics’ Board to Stockholders and Reasons for the Merger

Our board of directors unanimously recommends that you vote “FOR” the adoption of the Merger Agreement and “FOR” the proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies. After careful consideration and following the unanimous recommendation of the special committee, our board of directors unanimously (1) approved and declared advisable the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement, (2) declared that it is advisable and in the best interests of the Company and its stockholders that the Company enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, (3) declared that the Merger Agreement is fair to the Company and its stockholders, (4) directed that the Merger Agreement be submitted to a vote for adoption at a meeting of the Company’s stockholders, and (5) recommended that the Company’s stockholders adopt the Merger Agreement. In making this determination and recommendation, the special committee and our board of directors considered a number of factors, including the following:

•       the business, competitive position, strategy and prospects of the Company, the risk that we will not be successful in implementing our strategy and achieving our goals, the competitive position of current and likely competitors in the industry in which we compete, and current industry, economic, and market conditions;

•       the anticipated financial viability of the Company as a standalone enterprise, and the risk associated therewith;

•  the fact that our discussions with other potential acquirers of the Company did not result in a superior offer to acquire us;

•       the fact that the $2.50 per share in cash to be paid as Merger consideration represents approximately a (a) 22.5% premium to the average trading price during the 90 days prior to April 24, 2006 of $2.04 per share, and (b) 5.9% premium to the closing price on April 24, 2006, of $2.36 per share for our common stock on The NASDAQ National Market;

•       the financial analyses reviewed with our board of directors by representatives of Lehman Brothers on April 23, 2006, the preliminary oral opinion of Lehman Brothers rendered to our board of directors on April 23, 2006, and the final oral opinion of Lehman Brothers rendered to our board of directors on April 24, 2006, which opinion was subsequently confirmed by delivery of a written opinion dated April 24, 2006, that, as of April 24, 2006 and based upon and subject to the matters stated in its opinion, the $2.50 per share in cash consideration to be offered to the holders of Manugistics common stock in the Merger was fair, from a financial point of view, to such stockholders; a copy of the full text of the Lehman Brothers opinion is attached to this proxy statement as Annex C; you are urged to read the opinion carefully and in its entirety for a description of, among other things, the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Lehman Brothers in rendering its opinion;

•       the value of the consideration to be received by our stockholders and the fact that the consideration would be paid in cash, which provides certainty and immediate value to our stockholders;

•       the possible alternatives to the Merger (including the possibility of continuing to operate the Company as an independent entity and the perceived risks of that alternative), the range of potential benefits to our stockholders of the possible alternatives and the timing and the likelihood of accomplishing the goals of such alternatives, and our board of directors’ assessment that none of these alternatives was reasonably likely to present superior opportunities for the Company or to create greater value for our stockholders, taking into account risks of execution as well as business, competitive, industry and market risks, as compared to the Merger; and

•       the environment and trends in our industry, including industry consolidation and pricing trends.

In the course of its deliberations, the special committee and our board of directors also considered a variety of risks and other potentially negative factors, including the following:

•       the fact that we will no longer exist as an independent public company and our stockholders will forego any future increase in our value that might result from our possible growth;

•       the risks and contingencies related to the announcement and pendency of the Merger, including the impact of the Merger on our customers, employees, suppliers, and our relationships with other third parties, including the potential negative reaction of these parties to the fact that we would be merging with the Buyer;

•       the conditions to the Buyer’s obligation to complete the Merger and the right of the Buyer to terminate the Merger Agreement in certain circumstances, including for breaches by us of our representations, warranties, covenants and agreements in the Merger Agreement;

•       the risk that the Merger might not receive necessary regulatory approvals and clearances to complete the Merger or that governmental authorities could attempt to condition the Merger on one or more of the parties’ compliance with certain burdensome terms or conditions;

•       the fact that under the terms of the Merger Agreement, we cannot solicit other acquisition proposals and must pay to the Buyer a termination fee of $9.75 million or $4.875 million, depending on the situation, if the Merger Agreement is terminated under certain circumstances, which, in addition to being costly, might have the effect of discouraging other parties from proposing an alternative transaction that might be more advantageous to our stockholders than the Merger;

•       the fact that the income realized by stockholders as a result of the Merger generally will be taxable to our stockholders;

•       the interests that certain directors and executive officers of the Company may have with respect to the Merger, in addition to their interests as stockholders of the Company generally, as described in “The Merger—Interests of Manugistics’ Executive Officers and Directors in the Merger”; and

•       the fact that, pursuant to the Merger Agreement, we must generally conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to closing of the Merger or termination of the Merger Agreement, which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company.

The special committee and our board of directors did not assign any particular weight or rank to any of the positive or potentially negative factors or risks discussed in this section, and the special committee and our board of directors carefully considered all of these factors as a whole in reaching their determination and recommendation.

See “The Merger—Recommendation of Manugistics’ Board of Directors and Reasons for the Merger.”

Opinion of Lehman Brothers Inc.

Lehman Brothers rendered a preliminary oral opinion to our board of directors on April 23, 2006, and rendered its final oral opinion to our board of directors on April 24, 2006, which opinion was subsequently confirmed by delivery of a written opinion dated April 24, 2006, that, as of April 24, 2006 and based upon and subject to the matters stated in its opinion, the $2.50 per share in cash consideration to be offered to the holders of Manugistics common stock in the Merger was fair, from a financial point of view, to such stockholders. See “The Merger—Opinion of Lehman Brothers Inc.”

The full text of the written opinion of Lehman Brothers, dated April 24, 2006, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Lehman Brothers in rendering its opinion, is attached as Annex C to this proxy statement. You are urged to, and should, read the opinion carefully and in its entirety. Lehman Brothers provided its opinion for the information and assistance of our board of directors in connection with its consideration of the Merger. The Lehman Brothers opinion addresses only the fairness, from a financial point of view, to the holders of Manugistics common stock of the cash consideration to be offered to such holders of Manugistics common stock as of the date of the Lehman Brothers opinion. The Lehman Brothers opinion does not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise and does not constitute a recommendation as to how any holder of our common stock should vote or act with respect to the Merger or any other matter.

The Special Meeting of Manugistics’ Stockholders

Date, Time and Place.   A special meeting of our stockholders will be held at the Company’s principal executive offices located at 9715 Key West Avenue, Rockville, Maryland on Wednesday, June 28, 2006 at 11:00 a.m., E.D.T., to:

•       consider and vote upon a proposal to adopt the Merger Agreement;

•       consider and vote on any proposal to adjourn, postpone or continue the special meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the foregoing merger proposal; and

•       in addition, you may be asked to vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

Record Date and Voting Power.   You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on May 25, 2006, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. There are 84,116,164 shares of our common stock entitled to be voted at the special meeting. Our directors and executive officers and their affiliates own approximately 23.8% of the shares entitled to vote at the special meeting and may have interests that are different from yours. See “The Merger—Interests of Manugistics’ Executive Officers and Directors in the Merger.”

Required Vote.   The adoption of the Merger Agreement requires the affirmative vote of a majority of the shares of our common stock outstanding at the close of business on the record date. Approval of any proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal. See “Voting Rights and Solicitation of Proxies—Votes Required.”

Interests of Manugistics’ Executive Officers and Directors in the Merger

In considering the recommendation of our board of directors, with respect to the Merger, stockholders should be aware that our executive officers and directors may have interests in the Merger that are different from, or in addition to, the interests of Mangustics’ stockholders in generally.

Jeffrey Kissling, Ronald Kubera and Lori Mitchell-Keller, executive officers of Manugistics, have entered into offer letters with the Buyer. These offer letters, which are contingent upon the closing of the Merger, provide that Jeffrey Kissling, Ronald Kubera and Lori Mitchell-Keller will be entitled to receive lump sum cash payments upon the closing of the Merger, in exchange for their release of Manugistics from its obligations under their September 23, 2005 agreements with Manugistics.

In addition, certain executive officers and directors of Manugistics hold Manugistics stock options and restricted stock that, as a result of the Merger, will vest in full in connection with the closing of the Merger.

Under the Merger Agreement, the Buyer has agreed to generally indemnify the officers and directors of Manugistics to the fullest extent permitted by law and to honor Manugistics’ obligations under indemnification provisions of Manugistics’ certificate of incorporation and bylaws. In addition, the Buyer has agreed to maintain director’s and officer’s liability insurance covering persons covered by Manugistics’ directors’ and officers’ insurance for six years following the Merger through its purchase of a tail policy, provided that the Buyer is not required to pay more than 180% of the current premium for Manugistics’ insurance. The members of the board of directors were aware of such interests when deciding to approve the Merger.

See “The Merger—Interests of Manugistics’ Executive Officers and Directors in the Merger” beginning on page 33.

Conditions to the Closing of the Merger

Each party’s obligation to effect the Merger is subject to the satisfaction or waiver of various conditions, which include the following:

•       the proposal to adopt the Merger Agreement is approved by the requisite stockholder vote at the special meeting; and

•       the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the “HSR Act,” and any other approval or waiting period under any other applicable competition, merger control, antitrust or similar law or regulation that is required to complete the Merger has been obtained or terminated or has expired.

In addition to the foregoing conditions, the Buyer will not be obligated to effect the Merger unless the following conditions are satisfied or waived:

•       our representations and warranties made pursuant to the Merger Agreement are true and correct in all material respects, in each case as of the date of the Merger Agreement and as of the closing date of the Merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date, and the circumstances giving rise to all inaccuracies in our representations and warranties, collectively, do not constitute a material adverse effect on us;

•       we have performed in all material respects the covenants and obligations required to be performed by us under the Merger Agreement at or prior to the closing of the Merger;

•       we have provided a certificate of our chief executive officer and our acting principal financial officer certifying as to our compliance with the two preceding conditions;

•       we have obtained all authorizations, qualifications and orders of all governmental entities required to consummate the Merger;

•       we have maintained our cash reserves in accordance with the requirements of the Merger Agreement and we have provided a certificate of our acting principal financial officer certifying to this condition;

•       we have delivered to the Buyer our audited financial statements for our fiscal year ended February 28, 2006 and those audited financial statements are not inconsistent in any material respect from our unaudited financial statements for our fiscal year ended February 28, 2006, which were attached to the Merger Agreement;

•       there is no pending claim, suit, action, or proceeding brought or threatened by any governmental entity that:

•        challenges or seeks to restrain, prohibit or otherwise interfere with the ownership or operation by the Buyer or any of the Buyer’s subsidiaries of all or any portion of the business or assets of Manugistics or its subsidiaries, or to require the Buyer or any of its subsidiaries to dispose of or hold separate any portion of the business or assets of Manugistics or its subsidiaries or of the Buyer or its subsidiaries; or

•        seeks to impose limitations on the ability of the Buyer or any of its subsidiaries to exercise full rights of ownership of any shares of Manugistics stock or stock of the resulting corporation in the Merger, including full voting rights; or

•        seeks to require the Buyer or any if its subsidiaries to divest themselves of any such stock of Manugistics or the resulting corporation; or

•        challenges or seeks to restrain or prohibit or otherwise prevent or interfere with the Merger; or

•        seeks to obtain from the Buyer or Merger Sub any damages or other relief that are material or significant to Buyer and Merger Sub, taken as a whole.

•       we have not suffered a material adverse effect since the date of the Merger Agreement; and

•       the Buyer shall have obtained financing of at least $275 million pursuant to debt financing from a group of banks and a private placement of its securities to a private equity firm and its affiliates.

Our obligation to effect the Merger is further conditioned on the satisfaction or waiver of the following:

•       the Buyer’s and Merger Sub’s representations and warranties made pursuant to the Merger Agreement are true and correct in all material respects, in each case as of the date of the Merger Agreement and as of the closing date of the Merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date and the circumstances giving rise to all inaccuracies in these representations and warranties, collectively, do not constitute a material adverse effect on the Buyer and Merger Sub;

•       each of the Buyer and Merger Sub has performed in all material respects all covenants and obligations required to be performed by it under the Merger Agreement at or prior to the closing date of the Merger;

•       the Buyer has provided a certificate of an authorized signatory of the Buyer certifying as to its compliance with the two preceding conditions;

•       the Buyer has obtained all authorizations, qualifications and orders of all governmental entities and other third parties required to consummate the Merger; and

•       there is no pending claim, suit, action or proceeding brought or threatened by any governmental entity that (i) challenges or seeks to restrain, prohibit, or otherwise interfere with the consummation of the Merger or (ii) seeks to obtain from Manugistics or its subsidiaries any damages or other relief that are material to Manugistics or its subsidiaries, as a whole.

We and the Buyer have agreed to use our respective commercially reasonable efforts to take all actions that are necessary, proper or advisable to cause the closing to occur. See “Proposal No. 1—The Merger Agreement—Conditions to Closing.”

Termination of the Merger Agreement

The Buyer and we can terminate the Merger Agreement under certain circumstances, including:

•       by mutual written consent of the Buyer and us;

•       by either the Buyer or us if the Merger has not been completed by October 15, 2006, subject to certain conditions;

•       by either the Buyer or us if any permanent injunction, restraint, prohibition, or other judgment, order, or decree issued by any court of competent jurisdiction or other governmental entity having the effect of preventing the closing of or prohibiting the Merger is in effect and has become final and nonappealable;

•       by either the Buyer or us if our stockholders do not adopt the Merger Agreement at a duly held stockholders meeting, subject to certain conditions;

•       by the Buyer if (1) our board of directors withdraws its recommendation that our stockholders approve the Merger at the special meeting, (2) our board of directors approves a proposal for a merger or similar transaction with a third party (or fails to object to an unsolicited tender offer from a third party), (3) a tender or exchange offer related to our stock has started and we do not send our stockholders a statement that our board of directors reject such offer, or (4) the Company violates the non-solicitation provision in the Merger Agreement;

•       by the Buyer if (1) any of our representations and warranties contained in the Merger Agreement becomes inaccurate such as would give rise to the failure of a condition to closing and we have not cured such inaccuracy within 10 business days following written notice thereof from the Buyer, or (2) we fail to perform any covenant required to be performed by us in the Merger Agreement and such failure would give rise to the failure of a condition to closing;

•       by us if (1) any of the Buyer’s representations and warranties contained in the Merger Agreement becomes inaccurate such as would give rise to the failure of a condition to closing and the Buyer has not cured such inaccuracy within 10 business days following written notice thereof from us, or (2) the Buyer fails to perform any covenant required to be performed by the Buyer in the Merger Agreement and such failure would give rise to the failure of a condition to closing; or

•       by us if, prior to the special meeting of our stockholders, our board of directors determines that the Company should pursue a merger or similar transaction with a third party, the Company follows the required procedures set forth in the Merger Agreement and the Company pays to the Buyer the $9.75 million fee required under the Merger Agreement.

See “Proposal No. 1—The Merger Agreement—Termination of the Merger Agreement.”

Limitation on Considering Other Acquisition Proposals

No Solicitation.   We have agreed that we will not, and will not permit any of our subsidiaries to, nor will we authorize any person or permit any of our or our subsidiaries’ directors, officers, or employees or any of our or their investment bankers, attorneys, accountants, or other advisors or representatives to, directly or indirectly:

•       solicit, initiate, encourage, or take any other action to facilitate, any takeover proposal or the making of any inquiry or proposal that is reasonably likely to lead to a takeover proposal; or

•       enter into, continue, or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any takeover proposal.

At any time prior to obtaining the stockholder approval, our board of directors may, in response to a bona fide written takeover proposal that is unsolicited following the date of the Merger Agreement and is not otherwise obtained in violation of the restrictions set forth in the immediately preceding bullet points and that our board of directors determines in good faith constitutes or is reasonably likely to lead to a superior proposal, (1) furnish to the person making the takeover proposal information with respect to us and our subsidiaries pursuant to a confidentiality agreement which contains terms that are substantially equivalent to the terms of the confidentiality agreement that we and the Buyer have executed in connection with the Merger (provided that we have also furnished that information to the Buyer or we furnish it to the Buyer on a concurrent basis) and (2) participate in discussions or negotiations with the person (and its representatives) making the takeover proposal regarding the takeover proposal. See “Proposal No. 1—The Merger Agreement—No Solicitation of Third Parties by Manugistics” for definitions of “takeover proposal” and “superior proposal” as well as a more detailed description of the “no solicitation” provisions in the Merger Agreement.

Termination Fee and Expenses

The Merger Agreement provides that, in general, regardless of whether the Merger is consummated, all fees and expenses incurred by the parties in connection with the Merger Agreement and the Merger will be borne by the party incurring such fees and expenses.

The Merger Agreement may be terminated, prior to the completion of the Merger, under certain circumstances. Some of those circumstances also require Manugistics to make a payment to the Buyer of a termination fee of $9.75 million or $4.875 million, depending on the situation. You should read “Proposal No. 1—The Merger Agreement—Termination of the Merger Agreement” and “Proposal No. 1—The Merger Agreement—Termination Fee and Expenses” beginning on pages 49 and 50, respectively.

Regulatory Approvals

The HSR Act prohibits us from completing the Merger until we have furnished certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission and the required waiting period has ended. The Merger may be subject to review by the governmental authorities of various other jurisdictions under the antitrust laws of those jurisdictions. We will file, if required, the appropriate notifications and pursue the approval of the transaction. See “The Merger—Regulatory Matters.”

Appraisal Rights

Our stockholders have the right under Delaware law to dissent from the approval of the Merger and to exercise appraisal rights and to receive payment in cash for the fair value of their shares of our common stock determined in accordance with Delaware law. The fair value of shares of our common stock, as determined in accordance with Delaware law, may be more or less than the Merger consideration to be paid to non-dissenting Manugistics stockholders in the Merger. To preserve their rights, stockholders who wish to exercise appraisal rights must not vote in favor of the adoption of the Merger Agreement and must follow specific procedures. Dissenting Manugistics stockholders must precisely follow these specific procedures to exercise appraisal rights, or their appraisal rights may be lost. These procedures are described in this proxy statement, and the provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Annex B to this proxy statement. You are encouraged to read these provisions carefully and in their entirety. See “The Merger—Appraisal Rights.”

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents incorporated by reference into this proxy statement, contain “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our Company, the Buyer and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “should,” and similar expressions. These statements include, among other things, the risk that the Merger may not be consummated in a timely manner if at all, the risk that the Merger Agreement may be terminated in circumstances which require our payment to the Buyer of a termination fee of $9.75 million or $4.875 million, depending on the situation, risks regarding a loss of or substantial decrease in purchases by our and the Buyer’s major customers, risks regarding employee retention and other risks detailed in our and the Buyer’s current filings with the Securities and Exchange Commission, including our and the Buyer’s most recent filings on Form 10-K and Form 10-Q, which discuss these and other important risk factors concerning their respective operations. We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we or the Buyer will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We and the Buyer do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

MARKET PRICE AND DIVIDEND DATA

Our common stock is included on The NASDAQ National Market under the symbol “MANU.”  This table shows, for the periods indicated, the range of high and low per share sales prices for our common stock as reported on The NASDAQ National Market.

	MANUGISTICS COMMON STOCK
	High	Low
Year ended February 28, 2006
First Quarter	$2.20	$1.38
Second Quarter	$2.38	$1.61
Third Quarter	$2.30	$1.66
Fourth Quarter	$2.14	$1.63
Year ended February 28, 2005
First Quarter	$7.34	$4.25
Second Quarter	$4.20	$2.21
Third Quarter	$2.88	$2.20
Fourth Quarter	$3.07	$1.80

The following table sets forth the per share closing price of our common stock, as reported on The NASDAQ National Market on April 24, 2006, the last full trading day before the public announcement of the Merger, and on May 31, 2006, the latest practicable trading day before the printing of this proxy statement:

MANUGISTICS’ COMMON STOCK CLOSING PRICE
April 24, 2006	$2.36
May 31, 2006	$2.49

Following the Merger there will be no further market for our common stock and our stock will be de-listed from The NASDAQ National Market and deregistered under the Exchange Act.

We have not declared or paid cash dividends on our common stock in our last three fiscal years. Our current policy is to retain earnings for use in our business.

THE COMPANIES

Manugistics Group, Inc.

We are a leading global provider of supply chain management and demand and revenue management software products and services. We combine these products and services to deliver solutions that address specific business needs of our clients. Our approach to client delivery is to advise clients on how best to use our solutions and other technologies across their entire demand and supply chain and in their revenue management practices to enable informed, responsive, rapid and cost and price effective decision-making throughout their own enterprise and across their extended trading network by creating a fully synchronized supply chain.

The solution sets we offer are:

•       Demand Management and Pricing;

•       Supply Management;

•       Transportation and Logistics;

•       Collaboration and Visibility;

•       Contract Materials Resource Planning & Maintenance, Repair and Overhaul;

•       Performance Management; and

•       Revenue Management.

Our solutions are designed to increase revenue and profits for our clients by enabling them to improve customer service, reduce stock-outs, lower costs, source more efficiently, reduce inventory, optimize price, collaborate with suppliers and customers, coordinate supply and demand, manage transportation and logistics operations and improve revenue management practices. A key element of our market strategy is to offer implementation, consulting, training and support services to our clients and prospects as an integral part of our solutions.

Our solutions are built and reliant on our internal WebWORKS™ platform. WebWORKS™ is based on the Java 2™ Platform and J2EE™ industry standards.

We have organized our sales and marketing operations under four primary business units, Retail, Consumer Goods, Government, Aerospace & Defense and Revenue Management, which we call “strategic business units.”

We market our solutions to companies primarily throughout North, South and Central America, Europe and the Asia-Pacific region. Among others, our clients include many of the world’s leading Consumer Goods, Retail and Travel, Transportation & Hospitality organizations, and the U.S. Government, including Limited Brands, DSG International plc, Coca-Cola Bottling, Kraft Foods, Tyson Foods, Caesars Entertainment, Great North Eastern Railway (GNER), DHL and the Defense Logistics Agency.

The Company was incorporated in Delaware in 1986. Our fiscal year end is February 28th or 29th. We completed our initial public offering of common stock in 1993, a secondary public offering of common stock in 1997 and a private placement of convertible subordinated notes in 2000. We subsequently registered the convertible subordinated notes for resale early in fiscal 2002.

JDA Software Group, Inc.

The Buyer is a leading provider of sophisticated software solutions designed to address the demand and supply chain management, business process, decision support, inventory transaction support, e-commerce, inventory optimization and replenishment, collaborative planning and forecasting, space and floor planning, and store operations requirements of the retail industry and its suppliers. The Buyer’s solutions enable customers to manage and optimize their inventory flows throughout the demand chain to the consumer, and provide optimized labor scheduling for retail store operations. The Buyer’s customers include over 4,900 of the world’s leading retail, consumer package goods (“CPG”) manufacturing and wholesale organizations. The Buyer believes it has the largest retail customer installed base for retail-specific systems, with approximately 1,400 retail customers in over 60 countries and more than 3,500 CPG manufacturers and wholesalers. The Buyer’s customers include many of the world’s leading retail, CPG manufacturing and wholesale organizations including AEON Company Ltd., American Greetings Corporation, Anheuser-Busch Companies, Inc., Carrefour SA, Chevron Corporation, Circuit City Stores, Inc., Coles Myer Ltd., CVS Corporation, Dollar General Corporation, The Estee Lauder Companies, Inc., Grupo Elektra, S.A. de C.V., H. E. Butt Grocery Company, Kohl’s Corporation, Limited Brands, Inc., Meijer Stores, Mervyns LLC, Michaels Stores, Inc., The Neiman Marcus Group, Inc., PepsiCo, Inc., The Proctor & Gamble Company, Ripley Corporation and Tesco PLC. The Buyer’s software solutions business is enhanced and supported by its retail and supplier specific professional services and education offerings.

The Buyer markets its JDA Portfolio software solutions to nearly 4,500 retailers worldwide with annual sales of $100 million or more. Approximately 1,400 of these potential retail customers own at least one of the Buyer’s products. The Buyer’s acquisitions of the Arthur Retail Business Unit, Intactix International, Inc., E3 Corporation and Vista Software Solutions, Inc., expanded the Buyer’s client base to include more than 3,500 suppliers to the retail industry and added software applications that enable business-to-business collaborative planning, forecasting and replenishment and collaborative category management between retailers and their suppliers. These acquisitions, together with the investments the Buyer has made over the past few years to increase the scalability of its products, have enabled the Buyer to pursue emerging growth opportunities in the demand chain and further expand the Buyer’s target markets to include larger multi-national retail organizations and nearly 36,000 suppliers to the retail industry worldwide with annual sales of $100 million or more.

The Buyer’s Merger Subsidiary

Stanley Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Buyer, was incorporated on June 14, 2004 and has not conducted any business operations.

THE MERGER

The following discussion summarizes certain terms of the Merger. Stockholders should read the Merger Agreement, which is attached as Annex A to this proxy statement, in its entirety.

Background to the Merger

Our board of directors and our management, in their ongoing effort to maximize stockholder value, have periodically reviewed and assessed our business strategy, a variety of strategic alternatives, and the various trends and conditions impacting our businesses generally. These industry trends include (1) the consolidation of providers in the markets in which we sell our products, (2) our major competitors increasingly being able to use their size as leverage for a competitive advantage in the market and (3) other competitive pressures, such as increased pricing pressure as a result of more competitors.

On October 10, 2005, our board of directors authorized the engagement of Lehman Brothers as our financial advisor in connection with a possible strategic transaction involving our business. During this meeting, our board of directors also established a special committee consisting of three independent directors (Messrs. Melia, Jacovini and Janeway) to review and evaluate potential strategic alternatives for the Company and to assist our board with the strategic alternatives process, particularly with respect to a possible sale of our company.

Our management, the special committee and Lehman Brothers collectively identified twenty-three possible candidates as merger partners or acquirers. The special committee and certain members of our management team had telephone conversations, initiated by Lehman Brothers, with certain of these interested parties and their representatives, over the course of several weeks. On November 1, 2005, Mr. Janeway was replaced on the special committee by Mr. Skelton because of a relationship between Mr. Janeway and a potential acquirer of the Company disclosed by Mr. Janeway to our board. On November 14, 2005, upon the request of the special committee transmitted by Lehman Brothers, eight parties submitted preliminary indications of interest in acquiring Manugistics. Over the next month, Lehman Brothers arranged follow-up, in-person management presentations and more detailed due diligence sessions with the interested parties and discussions with members of the special committee. Of the eight potential acquirers who submitted initial indications of interest, three parties emerged as potential acquirers, including JDA Software Group, Inc. (“JDA”). For the purposes of this description, these parties will be referred to as “A,” “B,” and “JDA,” respectively.

In November 2005, JDA submitted a tentative proposal to the Board and to the special committee under which each outstanding share of our common stock would be converted into the right to receive a certain number of shares of JDA common stock (valued at between $2.50 and $3.00 at then-prevailing prices for JDA stock), with several conditions, including that our board would then commit to a transaction with JDA. Given (i) our board’s unwillingness to commit to JDA before entertaining proposals from parties A and B, and (ii) our board’s preference for a proposal that would give cash to our stockholders in order to minimize uncertainty and maximize liquidity, JDA withdrew from the process.

During the period from November 28, 2005 through December 16, 2005, we granted parties ‘A’ and ‘B’ access to a data room containing information about Manugistics and, at the initiation of the special committee and Lehman Brothers, certain members of our management presented information about the Company to parties A and B in person.

On December 9, 2005, Lehman Brothers transmitted a draft merger agreement, prepared by our counsel and approved by the special committee, to parties A and B.

On December 16, 2005, parties A and B submitted tentative proposals to the special committee along with their comments to a draft merger agreement.

Party A, a financial sponsor, proposed an acquisition of Manugistics in which each outstanding share of our common stock would be converted into the right to receive $3.00 in cash, subject to various contingencies, including further due diligence. We allowed party A further access to our data room, and following further due diligence during the period from December 23, 2005 through mid-January 2006, party A revised its proposal to $2.50 per share, and conditioned its proposal on our willingness to agree to certain terms in the Merger Agreement that we viewed as unusual and not in the best interests of our stockholders, including an unusually burdensome expense-reimbursement provision. We were not able to reach an agreement with party A, and based on the relative weakness of their final offer, discussions with party A were terminated on January 23, 2006.

Party B, a private company backed by a financial sponsor, tentatively proposed multiple transaction structures, including making an equity investment in Manugistics, acquiring less than all of our outstanding voting stock for a mix of private party B stock and cash, and a merger in which each outstanding share of our common stock would be converted into the right to receive $3.00 in cash. In response to our board’s stated preference (transmitted to party B by Lehman Brothers) for an all-cash transaction so as to minimize the uncertainty to our stockholders and maximize their liquidity, on December 22, 2005, party B revised its proposal to a merger in which each of our common stockholders would receive $2.70 per share. Party B was allowed further access to our data room, and conducted further due diligence during the period from December 23, 2005 through mid-January 2006. On January 25, 2006, party B revised its proposal to a hybrid structure in which each share of our common stock would be converted into the right to receive $1.00 in cash and a certain amount of stock in party B. The special committee and our board rejected this offer due to the substantially lower cash component and the uncertainty in valuing the stock of party B, a private company. Party B again revised it proposal so that each share of our common stock would be converted into the right to receive $2.35 in cash. Following further negotiations with the special committee in connection with this proposal and further due diligence, party B withdrew from the process on March 13, 2006, citing its conclusion that it could not integrate Manugistics’ business into its existing business within party B’s desired timeframe.

On February 15, 2006, following discussions initiated by JDA, including an in-person presentation by certain members of our management to JDA regarding the Company held on January 18 and 19, JDA reentered the process. The special committee then granted JDA access to our data room. Following a due diligence investigation and through negotiations with the special committee, on March 20, 2006, JDA submitted a proposal whereby each outstanding share of our common stock would be converted into the right to receive $2.50 in cash. On April 8, 2006, JDA and its representatives submitted a draft merger agreement to the special committee. Following negotiations of the terms of this agreement, on April 23, 2006, the special committee and our board of directors unanimously approved this agreement, and, on April 24, 2006, Manugistics and JDA entered into the Merger Agreement attached to this Proxy Statement as Annex A.

Recommendation of Manugistics’ Board of Directors and Reasons for the Merger

In the course of evaluating the direction of our business, our management and board of directors have periodically considered various strategic alternatives to enhance our markets and customer opportunities, including possible acquisitions of complementary businesses, commercial partnering arrangements, strategic combinations with other companies, and a sale of the Company.

Our board of directors established a special committee, comprised of three independent directors, to review and evaluate potential strategic alternatives for the Company and to assist our board with the strategic alternatives process, particularly with respect to a possible sale of our Company.

The special committee unanimously determined that the Merger Agreement and the Merger were advisable and in the best interests of our stockholders, and recommended that our board adopt the Merger Agreement and approve the Merger. Following the unanimous recommendation of the special committee, our board of directors unanimously (1) approved and declared advisable the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement, (2) declared that it is advisable and in the best interests of the Company and its stockholders that the Company enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, (3) declared that the Merger Agreement is fair to the Company and its stockholders, (4) directed that the Merger Agreement be submitted to a vote for adoption at a meeting of the Company’s stockholders, and (5) recommended that the Company’s stockholders adopt the Merger Agreement. In connection with the foregoing, the special committee and our board each considered the opinion of Lehman Brothers, our Company’s financial advisor, in making their respective recommendations. For more information on the opinion of Lehman Brothers see the section entitled “The Merger—Opinion of Lehman Brothers Inc.” beginning on page 25 of this proxy statement. Our board unanimously recommends that our stockholders vote “FOR” approval of the merger agreement.

Manugistics faces intense competition in our markets. As we enter new markets, we encounter additional, market-specific competitors. Increased competition is likely to result in price reductions and may result in reduced gross margins and loss of market share. Our current and potential competitors may increase their share of the markets in which we compete by strategic alliances and/or the acquisition of competing companies.

At a meeting of our board of directors on April 23, 2006, upon the unanimous recommendation of the special committee, and after careful consideration, including consultation with financial and legal advisors, our board of directors unanimously determined that the Merger Agreement and the Merger are advisable and in the best interests of Manugistics stockholders. On April 24, 2006, Manugistics and JDA entered into the Merger Agreement. Our board of directors unanimously approved the Merger Agreement. Our board of directors unanimously recommends that you vote “FOR” adoption of the Merger Agreement and “FOR” the proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies.

In the course of reaching its decision to approve the Merger Agreement and to recommend that Manugistics stockholders vote to adopt the Merger Agreement, the special committee and our board of directors consulted with our senior management, financial advisor, and legal counsel, reviewed a significant amount of information and considered a number of factors, including, among others, the following:

•       the business, competitive position, strategy and prospects of the Company, the risk that we will be unsuccessful in implementing our strategy and achieving our goals, the competitive position of current and likely competitors in the industry in which we compete, and current industry, economic, and market conditions;

•       the anticipated financial viability of the Company as a standalone enterprise, and the risk associated therewith;

•  the fact that our discussions with other potential acquirers of the Company did not result in a superior offer to acquire us;

•       the fact that the $2.50 per share in cash to be paid as merger consideration represents approximately a (a) 22.5% premium to the average trading price during the 90 days prior to April 24, 2006 of $2.04 per share, and (b) 5.9% premium to the closing price on April 24, 2006, of $2.36 per share for our common stock on The NASDAQ National Market;

•       the financial analyses reviewed with our board of directors by representatives of Lehman Brothers on April 23, 2006 the preliminary oral opinion of Lehman Brothers rendered to our board of directors on April 23, 2006, the final oral opinion of Lehman Brothers rendered to our board of directors on April 24, 2006, which opinion was subsequently confirmed by delivery of a written opinion dated April 24, 2006, that, as of April 24, 2006 and based upon and subject to the matters stated in its opinion, the $2.50 per share in cash consideration to be offered to the holders of Manugistics common stock in the Merger was fair, from a financial point of view, to such stockholders; a copy of the full text of the Lehman Brothers opinion is attached to this proxy statement as Annex C; you are urged to read the opinion carefully and in its entirety for a description of, among other things, the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Lehman Brothers in rendering its opinion;

•       the value of the consideration to be received by our stockholders and the fact that the consideration would be paid in cash, which provides certainty and immediate value to our stockholders;

•       the possible alternatives to the Merger (including the possibility of continuing to operate the Company as an independent entity and the perceived risks of that alternative), the range of potential benefits to our stockholders of the possible alternatives and the timing and the likelihood of accomplishing the goals of such alternatives, and our board of directors’ assessment that none of these alternatives was reasonably likely to present superior opportunities for the Company or to create greater value for our stockholders, taking into account risks of execution as well as business, competitive, industry and market risks, than the Merger; and

•       the environment and trends in our industry, including industry consolidation and pricing trends.

In the course of its deliberations, the special committee and our board of directors also considered a variety of risks and other potentially negative factors, including the following:

•       the fact that we will no longer exist as an independent public company and our stockholders will forego any future increase in our value that might result from our possible growth;

•       the risks and contingencies related to the announcement and pendency of the Merger, including the impact of the Merger on our customers, employees, suppliers, and our relationships with other third parties, including the potential negative reaction of these parties to the fact that we would be merging with the Buyer;

•       the conditions to the Buyer’s obligation to complete the Merger and the right of the Buyer to terminate the Merger Agreement in certain circumstances, including for breaches by us of our representations, warranties, covenants and agreements in the Merger Agreement;

•       the risk that the Merger might not receive necessary regulatory approvals and clearances to complete the Merger or that governmental authorities could attempt to condition the Merger on one or more of the parties’ compliance with certain burdensome terms or conditions;

•       the fact that under the terms of the Merger Agreement, we cannot solicit other acquisition proposals and must pay to the Buyer a termination fee of $9.75 million or $4.875 million, depending on the situation, if the Merger Agreement is terminated under certain circumstances, which, in addition to being costly, might have the effect of discouraging other parties from proposing an alternative transaction that might be more advantageous to our stockholders than the Merger;

•       the fact that the income realized by stockholders as a result of the Merger generally will be taxable to our stockholders;

•       the interests that certain directors and executive officers of the Company may have with respect to the Merger, in addition to their interests as stockholders of the Company generally, as described in “The Merger—Interests of Manugistics’ Executive Officers and Directors in the Merger”; and

•       the fact that, pursuant to the Merger Agreement, we must generally conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to closing of the Merger or termination of the Merger Agreement, which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company.

The special committee and our board of directors did not assign any particular weight or rank to any of the positive or potentially negative factors or risks discussed in this section, and the special committee and our board of directors carefully considered all of these factors as a whole in reaching their determination and recommendation.

Opinion of Lehman Brothers Inc.

On April 23, 2006, Lehman Brothers rendered its preliminary oral opinion (subsequently made final on April 24, 2006 and confirmed in writing as of such date) to Manugistics’ board of directors that as of such date and, based upon and subject to matters stated in its written opinion, from a financial point of view, the consideration to be offered to Manugistics’ stockholders in the Merger is fair to such stockholders.

The full text of Lehman Brothers’ opinion, dated April 24, 2006, is attached as Annex C to this proxy statement. Stockholders are urged to read such opinion carefully and in its entirety for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Lehman Brothers in rendering its opinion. The following summary of Lehman Brothers’ opinion and the methodology that Lehman Brothers used to render its fairness opinion is qualified in its entirety by reference to the full text of such opinion.

Lehman Brothers’ advisory services and opinion were provided for the information and assistance of Manugistics’ board of directors in connection with its consideration of the Merger. Lehman Brothers’ opinion is not intended to be and does not constitute a recommendation to any stockholder of Manugistics as to how such stockholder should vote in connection with the Merger. Lehman Brothers was not requested to opine as to, and Lehman Brothers’ opinion does not in any manner address, Manugistics’ underlying business decision to proceed with or effect the Merger.

In arriving at its opinion, Lehman Brothers reviewed and analyzed:

•       the Merger Agreement and the specific terms of the Merger;

•       publicly available information concerning Manugistics that Lehman Brothers believed to be relevant to its analyses, including Manugistics’ Annual Report on Form 10-K for the fiscal year ended February 28, 2005 and Quarterly Reports on Form 10-Q for the quarters ended May 31, 2005, August 31, 2005 and November 30, 2005;

•       financial and operating information with respect to the business, operations and prospects of Manugistics furnished to Lehman Brothers by Manugistics, including financial projections of Manugistics through fiscal year 2011 prepared by the management of Manugistics (the “Manugistics Projections”);

•       a trading history of Manugistics’ common stock from the closing price as of April 22, 2003 to an intraday trading price as of noon E.D.T., April 24, 2006 and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

•       a comparison of the historical financial results and present financial condition of Manugistics with those of other companies that Lehman Brothers deemed relevant;

•       a comparison of the financial terms of the Merger with the financial terms of certain other transactions that Lehman Brothers deemed relevant;

•       published estimates of independent research analysts with respect to the future price targets of Manugistics’ common stock and the future financial performance of Manugistics through fiscal year 2007 and an extension of such research estimates prepared by the management of Manugistics through fiscal year 2011 (such estimates, including the extension, the “Manugistics Street Projections”);

•       the current and future capital requirements of Manugistics in light of its current cash balance and expected cashflows and the level of its indebtedness;

•       the cash flows of the combined company relative to its capital structure, on a pro forma basis, and

•       the standalone value of the tax savings expected to result from the historical net operating losses at Manugistics (“NOL Tax Savings”).

In addition, Lehman Brothers had discussions with the management of Manugistics concerning its business, operations, assets, liabilities, NOL Tax Savings, financial condition and prospects and undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of Manugistics that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Manugistics Projections, upon advice of Manugistics, Lehman Brothers assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of Manugistics’ management as to the future financial performance of Manugistics. However, for the purpose of its analyses, Lehman Brothers also considered the Manugistics Street Projections which reflect somewhat more conservative assumptions regarding

Manugistics’ future financial performance and Manugistics agreed with the appropriateness of the use of the Manugistics Projections and the Manugistics Street Projections in performing Lehman Brothers’ analyses. Upon advice of Manugistics, Lehman Brothers assumed that the expected NOL Tax Savings were reasonable. In arriving at its opinion, Lehman Brothers conducted only a limited physical inspection of the properties and facilities of Manugistics and did not make or obtain any evaluations or appraisals of the assets or liabilities of Manugistics. Lehman Brothers’ opinion necessarily was based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of such letter.

Lehman Brothers’ opinion should not be viewed as providing any assurance that the consideration to be offered to the stockholders of Manugistics will be in excess of the market value of the shares of Manugistics common stock owned by such stockholders at any time prior to the announcement or the completion of the Merger. Although Lehman Brothers evaluated the fairness, from a financial point of view, of the consideration to be offered to the stockholders of Manugistics in the Merger, Lehman Brothers was not requested to, and Lehman Brothers did not, recommend the specific consideration to be offered to the Manugistics stockholders in the Merger, which was determined through negotiations between Manugistics and JDA, nor should the Lehman Brothers’ opinion be seen to constitute a recommendation to any Manugistics stockholder as to how such stockholder should vote with respect to the Merger.

In connection with rendering its opinion, Lehman Brothers performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Lehman Brothers did not ascribe a specific range of value to JDA or Manugistics, but rather made its determination as to the fairness, from a financial point of view, to Manugistics stockholders of the consideration offered to such stockholders in the Merger on the basis of financial and comparative analyses. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Lehman Brothers did not attribute any particular weight to any analyses or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analyses and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Manugistics and JDA. None of Manugistics, JDA, Lehman Brothers or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

The following is a summary of the material financial analyses used by Lehman Brothers in connection with providing its opinion to the board of directors of Manugistics. Certain of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Lehman Brothers, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Accordingly, the analyses listed in the tables and described below must be considered as a whole. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Lehman Brothers’ opinion.

Liquidity Analysis

In order to evaluate the financial viability of Manugistics, Lehman Brothers reviewed the cash needs of Manugistics on a standalone basis taking into account its cash balance and outstanding debt as of February 28, 2006, including Manugistics’ outstanding convertible notes which mature in November 2007. Based on Manugistics’ cash and debt balances as of February 28, 2006, management estimates of Manugistics’ cash needed for operations and projected cashflows through November 2007 derived from Manugistics Street Projections and Manugistics Projections, Lehman Brothers estimated that Manugistics’ cash requirements through November 2007 would exceed its available cash and cashflows by approximately $14.5 to $24.5 million using Manugistics Street Projections of cashflows and $4.0 to $14.0 million using Manugistics Projections of cashflows. Lehman Brothers believes these estimates illustrated Manugistics’ need to raise additional cash funding in order to fulfill its cash requirements as a standalone going concern, including the repayment of its convertible notes.

Stock Trading History

Lehman Brothers considered historical data with respect to the trading price of Manugistics shares for the period from the closing price as of April 22, 2005 to an intraday price as of noon E.D.T., April 24, 2006 and the relative stock price performances during the same period of the NASDAQ Composite Index, an index of Supply Chain Management comparative companies, or the SCM Composite, and an index of Software comparable companies, or the Software Composite, each as listed below.

The SCM Composite consisted of:

•       Agile Software Corp.

•       Ariba Inc.

•       Aspen Technology Inc.

•       Chordiant Software Inc.

•       DesCartes Systems Group Inc.

•       i2 Technologies Inc.

•       JDA Software Group Inc.

•       Manhattan Associates Inc.

•       Retalix Ltd.

•       SSA Global Technologies, Inc.

The Software Composite consisted of:

•       Autodesk Inc.

•       BMC Software Inc.

•       CA, Inc.

•       Cognos Inc.

•       Intuit Inc.

•       Mercury Interactive Corp.

•       Microsoft Corp.

•       Oracle Corp.

•       SAP AG

•       Symantec Corp.

Lehman Brothers noted that during this time period, the share price of Manugistics common stock increased 52.0%, versus the NASDAQ Composite Index, which increased 20.5%, the SCM Composite, which increased 41.1% and the Software Composite, which increased 13.0%. Lehman Brothers also considered the period from the closing price as of April 22, 2003 to an intraday price as of noon E.D.T., April 24, 2006 and noted that during this period, the share price of Manugistics common stock decreased 19.0%, versus the NASDAQ Composite Index, which increased 60.4%, the SCM Composite, which decreased 5.6% and the Software Composite, which increased 21.7%. Lehman Brothers also noted that the Merger consideration per share of $2.50 was an 8.7% premium to Manugistics’ intraday price as of noon E.D.T., April 24, 2006 of $2.30 and an 11.4% premium to an average of 30 prior trading day closing share prices of Manugistics common stock.

Equity Research Analysts

Lehman Brothers considered publicly available price targets published by various firms that publish independent research on Manugistics (including JMP Securities, CIBC World Markets, RBC Capital Markets, Southwest Securities, ThinkEquity and ICAP) in order to determine that the consideration offered to Manugistics’ stockholders in the Merger of $2.50 per share was within the range of the published price targets by various brokerage firms ($1.50 to $3.00 per share).

Comparable Company Analysis

In order to assess how the public market values shares of publicly traded companies similar to Manugistics, Lehman Brothers reviewed and compared specific financial and operating data relating to Manugistics and 8 other companies in the supply chain management space that Lehman Brothers deemed most comparable to Manugistics in terms of operating performance as follows:

•       Agile Software Corp.

•       Chordiant Software Inc.

•       Epicor Software Corp.

•       i2 Technologies Inc.

•       Lawson Software Americas, Inc.

•       Manhattan Associates Inc.

•       QAD Inc.

•       SSA Global Technologies, Inc.

Using the Manugistics Projections and Manugistics Street Projections for Manugistics and publicly available information for the other companies, Lehman Brothers calculated and analyzed the ratios of each company’s April 24, 2006 stock price as of noon E.D.T. to its projected calendar year, or CY, 2006 cash earnings per share (commonly referred to as a price earnings ratio, or P/E), and the ratios of each company’s enterprise value, as described below, to certain financial criteria, including each company’s projected CY 2006 revenues. The enterprise value of each company was obtained by adding its short and long-term debt to the sum of the market value of its fully diluted common stock, the value of any preferred stock (at liquidation value), the book value of any minority interest in other equity and the value of any material debt-equivalent liabilities. The results of these analyses are summarized below:

	Projected CY2006 Enterprise Value/ Revenue	Projected CY2006 P/E
Supply Chain Management
Low	0.93x	9.2x
Median	1.58x	19.6x
High	2.49x	67.2x
Manugistics
Current—Street	1.37x	31.1x
Current—Mgmt	1.40x	18.9x
Implied Transaction—Street	1.48x	34.1x
Implied Transaction—Mgmt	1.50x	20.7x

Given the inherent differences in the businesses, operations and prospects of Manugistics and the selected comparable companies, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the comparable company analyses, but also made qualitative judgments concerning differences in the financial and operating characteristics and prospects of Manugistics and the selected comparable companies that could affect the public trading values of each. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between Manugistics and the selected comparable companies. Based upon these judgments, Lehman Brothers selected 1.30x to 1.60x revenue multiples and calculated the implied prices per share of Manugistics common stock of $2.15 to $2.80 and $2.10 to $2.75 using Manugistics Street Projections and Manugistics Projections, respectively, and selected 13.0x to 15.0x cash P/E multiples and calculated the implied prices per share of Manugistics of $1.15 to $1.30 and $1.70 to $1.90 using Manugistics Street Projections and Manugistics Projections, respectively. The implied price ranges derived from cash P/E multiples included the present value of NOL Tax Savings on a per share basis. Lehman Brothers noted that the consideration of $2.50 per share offered in the Merger was within the range of implied prices based on projected CY 2006 revenues and above the range based on projected CY 2006 cash P/Es.

Discounted Cash Flow Analysis

Lehman Brothers performed a discounted cash flow analysis of Manugistics to calculate the estimated present value of Manugistics common stock. A discounted cash flow analyses is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macro-economic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors applicable to a particular asset. The estimated present value of Manugistics common stock was calculated by adding the estimated free cash flow projections for the twelve month periods ending February 28, 2007 through February 28, 2011 using the Manugistics Projections and

Manugistics Street Projections and the present value of the terminal value per share of Manugistics common stock at the end of 2011.

To estimate the residual value of Manugistics at the end of the forecast period, or terminal value, Lehman Brothers applied a range of terminal value multiples based on 2011 unlevered net income of 13.0x to 15.0x. Lehman Brothers discounted the unlevered free cash flows and estimated terminal value to a present value at a range of after-tax discount rates ranging from 14.0% to 18.0%. This range of discount rates was based on an analysis of Manugistics’ weighted average cost of capital and those of other comparable companies.

Based on these discount rates and selected range of terminal values, the analyses resulted in a range of implied prices per share of approximately $2.25 to $2.65 using the Manugistics Projections and a range of implied prices per share of approximately $1.55 to $1.80 using the Manugistics Street Projections. The implied price ranges included the present value of NOL Tax Savings on a per share basis. Lehman Brothers noted that the consideration of $2.50 per share offered in the Merger was above the range of implied prices based on the Manugistics Street Projections and within the range based on the Manugistics Projections.

Premiums Paid Analysis

Lehman Brothers reviewed the one-day and thirty-day prior premiums for selected transactions with all-cash consideration valued between $100 million and $500 million since January 1, 2003. Lehman Brothers reviewed the premiums for all transactions and summarized the results as set forth below:

		Premiums
All Transactions—1 Day	1st Quartile	10.5%
	Mean	19.0%
	Median	17.5%
	3rd Quartile	25.4%
Implied Premium in Proposed Transaction		8.7%
All Transactions—30 Day	1st Quartile	22.7%
	Mean	42.7%
	Median	36.1%
	3rd Quartile	46.9%
Implied Premium in Proposed Transaction		11.4%

Lehman Brothers selected a relevant range of premiums from 11% to 20% which were applied to Manugistics’ stock price as of 1-day prior to announcement on April 24, 2006 and 1-day prior to January 6, 2006, and a range of premiums from 20% to 35% which were applied to Manugistics’ 30-day average stock price prior to announcement on April 24, 2006 and 30-day average stock price prior to January 6, 2006. January 6, 2006 is the date when several Wall Street research reports citing Manugistics as a takeover candidate were published. These relevant ranges were selected based on premiums observed in precedent transactions. Based on the selected range of premiums paid in such transactions, Lehman Brothers calculated implied prices for Manugistics of $2.55 to $2.75 and $2.70 to $3.00 based on 1-day and 30-day average prices prior to announcement on April 24, 2006, respectively, and $2.00 to $2.15 and $2.15 to $2.40 based on 1-day and 30-day average prices prior to January 6, 2006, respectively. Lehman Brothers noted that the consideration of $2.50 per share offered in the Merger was above the stock price of Manugistics based on the premiums on 1-day and 30-day average prices prior to January 6, 2006.

Precedent Transactions Analysis

Lehman Brothers reviewed and compared the purchase prices and financial multiples paid in ten acquisitions of companies that Lehman Brothers, based on its experience with merger and acquisition transactions, deemed relevant to arriving at its opinion. Lehman Brothers chose the transactions used in the comparable transaction analyses based on the similarity of the target companies in the transactions to Manugistics in the size, mix, margins and other characteristics of their businesses. Lehman Brothers reviewed the following transactions:

Acquiror	Target
Dassault Systems	MatrixOne, Inc.
Hewlett-Packard Co.	Peregrine Systems, Inc.
Oracle Corp.	Siebel Systems, Inc.
SSA Global Technologies, Inc.	E.piphany Inc.
Concerto Software Inc.	Aspect Communications Corp.
Lawson Software, Inc.	Intentia International
Oracle Corp.	Retek Inc.
Infor Global Solutions	MAPICS, Inc.
Oracle Corp.	PeopleSoft, Inc.
PeopleSoft, Inc.	JD. Edwards & Co.	.

Based on publicly available information, Lehman Brothers considered, among other things, the comparable companies’ enterprise value implied in the respective transaction as multiples of the last twelve months and forward twelve months revenues. The results of such precedent transaction analyses are summarized below:

	Mean	Median	High	Low
Enterprise Value as a multiple of:
LTM Revenue	2.11x	1.99x	3.28x	1.12x
1 Year Forward Revenue	2.04x	1.76x	3.11x	1.08x

The reasons for and the circumstances surrounding each of the transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of Manugistics, and the businesses, operations, financial conditions and prospects of the companies included in the precedent transaction analyses. Accordingly, Lehman Brothers believed that a purely quantitative comparable transaction analyses would not be particularly meaningful in the context of the Merger. Lehman Brothers believed that the appropriate use of the precedent transaction analyses required qualitative judgments concerning the differences between the characteristics of these transactions and the Merger which would affect the acquisition values of the acquired companies and Manugistics.

Based upon these judgments, Lehman Brothers selected a range of enterprise value multiples for the precedent transactions of 1.10x to 1.75x and calculated a range of implied prices for Manugistics of $1.75 to $3.10 using the Manugistics Street Projections, and $1.70 to $3.00 using the Manugistics Projections. Lehman Brothers noted that the consideration of $2.50 per share offered in the Merger was within the range of these implied price ranges.

Because Manugistics has a lower growth profile than most of its peers, Lehman Brothers also selected a range of enterprise value multiples for relevant precedent transactions of lower growth targets of 1.10x to 1.30x, and calculated a range of implied prices for Manugistics of $1.75 to $2.20 using the Manugistics Street Projections, and $1.70 to $2.15 using the Manugistics Projections. Lehman Brothers noted that the consideration of $2.50 per share offered in the Merger was above these implied price ranges.

Pro Forma Combination Analysis

Lehman Brothers analyzed the pro forma impact of the Merger on the cash earnings per share of JDA. For the purpose of this analysis, Lehman Brothers assumed representative amounts of cash and debt used in the transaction, and the rates associated as indicated by JDA. Lehman Brothers estimated that, based on the assumptions described above, the pro forma impact of the Merger on the cash earnings per share of JDA would be dilutive in calendar year 2006 assuming no synergies, and accretive in calendar year 2006 over a range of synergies the Company and JDA deemed reasonable based on the cost structures for both companies for the purpose of this analysis.

Miscellaneous

Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Manugistics’ board of directors selected Lehman Brothers because of its expertise, reputation and familiarity with Manugistics and the software industry generally, and because its investment banking professionals have substantial experience in transactions comparable to the Merger.

As compensation for its services in connection with the Merger, Manugistics has agreed to pay Lehman Brothers customary fees, a portion of which is payable upon the delivery of Lehman Brothers’ opinion and a substantial portion of which is contingent upon the completion of the Merger. In addition, Manugistics has agreed to reimburse Lehman Brothers for reasonable out-of-pocket expenses incurred in connection with the Merger and to indemnify Lehman Brothers for certain liabilities that may arise out of its engagement by Manugistics and the rendering of the Lehman Brothers opinion.

In addition, in the ordinary course of its business, Lehman Brothers may trade in the equity securities of Manugistics and JDA for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

Interests of Manugistics’ Executive Officers and Directors in the Merger

In considering the recommendation of our board of directors, with respect to the Merger, stockholders should be aware that our executive officers and directors may have interests in the Merger that are different from, or in addition to, the interests of Mangustics’ stockholders in general. The members of the board of directors were aware of such interests when deciding to approve the Merger.

Board of Directors and Special Committee

In addition to annual cash retainers and per meeting fees, each non-employee director, including the Chairman of the Board, has received initial grants of stock options upon his appointment to the Board and annual grants of stock options thereafter. In April 2005, Mr. Melia also received a discretionary grant of an option to purchase 100,000 shares of Common Stock in connection with his appointment as Chairman of the Board. If the Merger is consummated, each unexercised Manugistics stock option held by such directors will become fully vested, and, if the exercise price is less than $2.50 per share, converted into the right to receive an amount in cash equal to $2.50 less than exercise price of such stock option, and less any applicable withholding tax.

On October 10, 2005, the Board of Directors established a Special Committee, initially composed of Kevin Melia (Chairman of the Special Committee), Joseph Jacovini and William Janeway to provide an efficient process for the evaluation of various strategic alternatives for the assets or businesses of the Company. On November 1, 2005, Mr. Janeway resigned from the Special Committee and was replaced by Thomas Skelton. On April 23, 2006, the Corporate Governance Committee approved meeting fees for the

Special Committee. The fees for meetings actually attended are $750 per meeting for the Chairman of the Special Committee and $500 per meeting for the other members of the Special Committee.

Executive Officers

During fiscal 2006, we entered into letter agreements amending the terms of employment of each of our executive officers with respect to a change in control of Manugistics. Under the terms of these letter agreements, if, within one year of a change in control of Manugistics, we terminate an executive’s employment other than for cause or the executive officer terminates his or her employment for good reason, we will make severance payments to such executive in the amount of his or her base salary and benefits during the twelve-month period in the case of Jeffrey Kissling, Edward Daihl, Ronald Kubera, Timothy Smith, Lori Mitchell-Keller and Kelly Davis-Stoudt, and during the twenty-four-month period in the case of our Chief Executive Officer, Joseph L. Cowan, commencing on such executive’s termination date.

In November 2005, we established a supplemental retention program, pursuant to which a total of $130,000 in cash will be paid to certain executive officers and a total of 300,000 shares of restricted stock and stock options for 915,000 shares were granted to certain of our executive officers and employees. Of the 300,000 shares of restricted stock awarded under the program, 165,000 shares were awarded to our executive officers. Of the 915,000 stock options, 400,000 options were awarded to our executive officers. The equity awards will fully vest, and the cash awards will become payable, upon the earliest to occur of: (i) such employee’s resignation for good reason or our termination of employment of such employee without cause; (ii) a change in control of Manugistics; and (iii) November 1, 2006.

Pursuant to the terms of the Merger Agreement, the parties thereto agreed that for all benefit plans (including all severance agreements, employment-related agreements, stock option plans, restricted stock plans and any and all award or other agreements associated with any benefit plan), the Merger would be deemed a change in control, would result in the full vesting of any outstanding stock option and restricted stock awards, and would also establish for certain specified individuals, including the following executive officers of Manugistics: Joseph L. Cowan, Edward Daihl, Kelly Davis-Stoudt and Timothy T. Smith a termination without cause or a resignation for good reason, unless such person waived such treatment in writing before the closing of the Merger. Further, such person would have the right to continue, at no cost to the person, any medical insurance coverage that was in effect, for such person and his or her dependents (if any), immediately before the closing of the Merger until the earlier of the expiration of such person’s continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the date on which replacement coverage begins for such employee with another employer.

During our first quarter of fiscal 2007, our compensation committee approved, and our board of directors ratified, (1) a bonus of $350,000 for Joseph L. Cowan in connection with and contingent upon his continued service with Manugistics through the closing of the Merger, and (2) a bonus pool of $900,000 pursuant to which bonuses, also contingent upon continued service through the closing of the Merger and the consummation of the Merger were granted to Jeffrey Kissling, Edward Daihl, Ronald Kubera, Timothy Smith, Lori Mitchell-Keller and Kelly Davis-Stoudt in the amounts of $195,000, $104,500, $55,000, $155,000, $45,000 and $73,000, respectively, with the remainder of this bonus pool allocated to non-executive officers of Manugistics.

The Merger Agreement provides that our directors and officers will be indemnified in respect of their past service and that the Buyer will maintain our current directors’ and officers’ liability insurance, subject to certain conditions. See “The Merger Agreement—Indemnification and Insurance” beginning on page 51.

Offer Letters to Certain Executive Officers

Jeffrey Kissling, Ronald Kubera and Lori Mitchell-Keller, executive officers of Manugistics, have each executed offer letters with the Buyer which are contingent on the closing of the Merger and which provide that each of them will receive $225,000 upon the closing of the Merger. These payments are in lieu of any amount to which they would have been entitled under their September 23, 2005 agreements with Manugistics and are in exchange for their release of Manugistics from its obligations under their September 23, 2005 agreements with Manugistics. In addition, the offer letters provide for employment positions for each of them with the Buyer following the closing of the Merger, a retention incentive payment if they remain employed with the Buyer for a period of time following the closing of the Merger, standard employee benefits of the Buyer, eligibility for equity compensation and other terms and conditions related to their employment with the Buyer after the Merger is consummated.

Voting by Manugistics Directors and Executive Officers; Voting Agreement

On May 25, 2006, the record date for the Manugistics special meeting, directors and executive officers of Manugistics and their affiliates beneficially owned 20,644,179 shares of Manugistics common stock, or approximately 23.8% of the shares of Manugistics common stock outstanding on that date.  A more detailed description of the ownership of Manugistics common stock by certain beneficial owners and Manugistics’ directors and executive officers is set forth on page 55 of this proxy statement.

Manugistics’ directors and officers and certain of their affiliates have entered into a voting agreement with the Buyer that commit them not to sell any of their shares of Manugistics common stock prior to the earlier of the consummation of the Merger or the termination of the Merger Agreement, and to vote all of their shares of Manugistics common stock in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and against certain other actions.  The form of voting agreement entered into by Manugistics’ officers and directors and certain of their affiliates is included as Annex D to this proxy statement.  For a summary of material provisions of the voting agreement, see “Proposal No. 1—the Merger Agreement—Voting Agreement” beginning on page 52.

Appraisal Rights

The discussion of the provisions set forth below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this proxy statement as Annex B. Stockholders intending to exercise appraisal rights should carefully review Annex B. Failure to follow precisely any of the statutory procedures set forth in Annex B may result in a termination or waiver of these rights.

If the Merger is consummated, dissenting holders of our common stock who follow the procedures specified in Section 262 of the Delaware General Corporation Law within the appropriate time periods will be entitled to have their shares of our common stock appraised by a court and to receive the “fair value” of such shares in cash as determined by the Delaware Court of Chancery in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the Merger Agreement.

The following is a brief summary of Section 262, which sets forth the procedures for dissenting from the Merger and demanding statutory appraisal rights. Failure to follow the procedures set forth in Section 262 precisely could result in the loss of appraisal rights. This proxy statement constitutes notice to holders of our common stock concerning the availability of appraisal rights under Section 262. A stockholder of record wishing to assert appraisal rights must hold the shares of stock on the date of making a demand for appraisal rights with respect to such shares and must continuously hold such shares through the effective time of the Merger.

Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262. A written demand for appraisal of shares must be filed with us before the special meeting on June 28, 2006. This written demand for appraisal of shares must be in addition to and separate from a vote against, or an abstention from voting on, the Merger. Stockholders electing to exercise their appraisal rights must not vote “for” the Merger. Any proxy or vote against the Merger will not constitute a demand for appraisal (or waiver thereof) within the meaning of Section 262, nor will it be deemed to satisfy any notice requirements under Delaware law.

A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder’s name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in our common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

A Manugistics stockholder who elects to exercise appraisal rights should mail, or deliver his her or its written demand to us at our address at 9715 Key West Avenue, Rockville, Maryland 20850, Attention: Secretary. The written demand for appraisal should specify the stockholder’s name and mailing address, and that the stockholder is thereby demanding appraisal of his, her or its Manugistics common stock. Within 10 days after the effective time of the Merger, we must provide notice of the effective time of the Merger to all of our stockholders who have complied with Section 262 and have not voted for the Merger.

Within 120 days after the effective time of the Merger (but not thereafter), any stockholder who has satisfied the requirements of Section 262 may deliver to us a written demand for a statement listing the aggregate number of shares not voted in favor of the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. We, as the resulting corporation in the Merger, must mail such written statement to the stockholder no later than the later of 10 days after the stockholders’ request is received by us or 10 days after the latest date for delivery of a demand for appraisal under Section 262, whichever is later.

Within 120 days after the effective time of the Merger (but not thereafter), either we or any stockholder who has complied with the required conditions of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Manugistics shares of stockholders entitled to appraisal rights. We have no present intention to file such a petition if demand for appraisal is made.

If a petition for appraisal is duly filed by a stockholder in accordance with Section 262 and a copy of the petition is delivered to us, we will be obligated, within 20 days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by us. If we file a petition, the petition must be accompanied by the verified list. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to us and to the stockholders shown on the list at the addresses therein stated, and notice will also be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the court deems advisable. The forms of the notices by mail and by publication must be approved by the court, and we will bear the costs thereof. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their shares (and who hold stock represented by certificates) to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder that fails to comply with such direction.

If a petition for an appraisal is filed in a timely fashion, after a hearing on the petition, the court will determine which stockholders are entitled to appraisal rights and will appraise the shares owned by these stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value.

Manugistics stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 could be more, the same or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a dissenting stockholder, the court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of a determination or assessment, each party bears his, her, or its own expenses. The exchange of shares for cash pursuant to the exercise of appraisal rights will be a taxable transaction for United States federal income tax purposes and possibly state, local, and foreign income tax purposes as well. See “The Merger—Material United States Federal Income Tax Consequences of the Merger.”

Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the effective time of the Merger, be entitled to vote for any purpose the shares subject to demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the Merger.

At any time within 60 days after the effective time of the Merger, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the Merger Agreement. After this period, a stockholder may withdraw his, her, or its demand for appraisal and receive payment for his, her, or its shares as provided in the Merger Agreement only with our consent. If no petition for appraisal is filed with the court within 120 days after the effective time of the Merger, stockholders’ rights to appraisal (if available) will cease. Inasmuch as we have no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. No petition timely filed in the court demanding appraisal may be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon such terms as the court deems just.

Failure by any Manugistics stockholder to comply fully with the procedures described above and set forth in Annex B to this proxy statement may result in termination of such stockholder’s appraisal rights.

Form of the Merger

Subject to the terms and conditions of the Merger Agreement and in accordance with Delaware law, at the effective time of the Merger, Stanley Acquisition Corp., a Delaware corporation, a wholly owned subsidiary of the Buyer and a party to the Merger Agreement, will merge with and into us. We will continue after the Merger as a wholly owned Delaware subsidiary of the Buyer.

Merger Consideration

At the effective time of the Merger, each outstanding share of our common stock, other than treasury shares, shares held by the Buyer or Merger Sub, and shares held by stockholders who perfect their appraisal rights (as described in “The Merger—Appraisal Rights”), will be converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax. Treasury shares and shares held by the Buyer or Merger Sub will be automatically canceled at the effective time of the Merger.

As of the effective time of the Merger, all shares of our common stock will no longer be outstanding and will automatically be canceled and will cease to exist, and each holder of a certificate representing any shares of our common stock (other than stockholders who have perfected their appraisal rights) will cease to have any rights as a stockholder, except the right to receive $2.50 per share in cash, without interest and less applicable withholding tax. The price of $2.50 per share was determined through arm’s-length negotiations between the Buyer and us.

Treatment of Manugistics Stock Options and Restricted Stock

Each outstanding Manugistics stock option will become fully vested and exercisable immediately before the effective time of the Merger. If the Merger is completed, each outstanding Manugistics stock option that you own that has an exercise price less than $2.50 per share and is not exercised before the effective time of the Merger will be converted at the effective time of the Merger into the right to receive an amount in cash equal to $2.50, less the exercise price of such stock option, and less any applicable withholding tax. Each outstanding Manugistics stock option that has an exercise price of $2.50 per share or more and is not exercised before the effective time of the Merger will be cancelled at the effective time of the Merger.

If an option holder exercises an outstanding Manugistics stock option before the effective time of the Merger, the holder will receive a share of Manugistics common stock that will be cashed out at the effective time of the Merger for $2.50, without interest and less any applicable withholding tax (on the same terms that apply to Manugistics’ common stockholders generally).

At the effective time of the Merger, the restrictions on any share of Manugistics restricted stock you own will lapse, and such share will become fully vested and converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax.

A holder of Manugistics stock options or restricted stock may be required to provide an approved written election or release of claims prior to receiving any payment, if any, for such stock options or restricted stock, as described above.

Treatment of Employee Stock Purchase Plan and 401(k) Plan

If the Merger is completed, all outstanding rights to purchase shares under the Company’s employee stock purchase plan will terminate as of June 1, 2006 in accordance with the terms of this plan. The employee stock purchase plan will be terminated as of June 1, 2006, and no further purchase rights will be granted or exercised under this plan after that date. All participants in the employee stock purchase plan will receive a refund of any unused contributions to this plan as soon as reasonably practicable after the Merger is completed. In addition, the Buyer currently intends for the Company’s 401(k) plan to be merged with the Buyer’s 401(k) plan on the closing date of the Merger, unless the Buyer consents otherwise in writing.

Effective Time of the Merger

The Merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed upon by the Buyer and us and specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable on or after the closing date, which will not be later than the first business day after satisfaction or waiver of the conditions to the closing of the Merger described in the Merger Agreement. We currently anticipate that the Merger will be completed in the third quarter of calendar year 2006; however, because the Merger is subject to regulatory approvals and other closing conditions, we cannot predict the exact timing.

Delisting and Deregistration of Manugistics’ Common Stock

If the Merger is completed, all outstanding shares of our common stock will be exchanged for the cash consideration described in Proposal No. 1 and the Company will become a wholly owned subsidiary of the Buyer. As a result, our common stock will be delisted from and will no longer be traded on The NASDAQ National Market and will be deregistered under the Exchange Act.

Material United States Federal Income Tax Consequences of the Merger

The following is a summary of certain U.S. federal income tax consequences of the Merger to stockholders of Manugistics whose shares of Manugistics common stock are converted into the right to receive cash in the Merger. The following summary is based on the Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, judicial decisions, and administrative rulings, all of which are subject to change, possibly with retroactive effect. The summary does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders who are subject to special rules, including: non-U.S. persons, U.S. expatriates, insurance companies, dealers or brokers in securities or currencies, tax-exempt organizations, financial institutions, mutual funds, pass-through entities and investors in such entities, stockholders who hold their shares of Manugistics common stock as a hedge or as part of a hedging, straddle, conversion, synthetic security, integrated investment, or other risk-reduction transaction or who are subject to alternative minimum tax or stockholders who acquired their shares of Manugistics common stock upon the exercise of employee stock options or otherwise as compensation. Further, this discussion does not address any U.S. federal estate and gift or alternative minimum tax consequences or any state, local, or foreign tax consequences relating to the Merger.

The Merger.   The receipt of cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local, or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between the amount of cash received by the stockholder in the Merger and the stockholder’s adjusted tax basis in the shares of Manugistics common stock converted into cash in the Merger. If shares of Manugistics common stock are held by a stockholder as capital assets, gain, or loss recognized by such stockholder will be capital gain or loss, which will be long-term capital gain or loss if the stockholder’s holding period for the shares of Manugistics common stock exceeds one year. Capital gains recognized by an individual upon a disposition of a share of Manugistics that has been held for more than one year generally will be subject to a maximum U.S. federal income tax rate of 15% or, in the case of a share that has been held for one year or less, will be subject to tax at ordinary income tax rates. In addition, there are limits on the deductibility of capital losses. The amount and character of gain or loss must be determined separately for each block of Manugistics common stock (i.e., shares acquired at the same cost in a single transaction) converted into cash in the Merger.

Backup Withholding.   A stockholder (other than certain exempt stockholders, including, among others, all corporations and certain foreign individuals) whose shares of Manugistics common stock are converted into the Merger consideration may be subject to backup withholding at the then applicable rate (under current law, the backup withholding rate is 28%) unless the stockholder provides the stockholder’s taxpayer identification number, or TIN, and certifies under penalties of perjury that such TIN is correct (or properly certifies that it is awaiting a TIN), and certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A stockholder that does not furnish a required TIN or that does not otherwise establish a basis for an exemption from backup withholding may be subject to a penalty imposed by the Internal Revenue Service, or the IRS. Each stockholder should complete and sign the Substitute Form W-9 included as part of the letter of transmittal that will be sent to stockholders promptly following closing of the Merger so as to provide the information and certification necessary to avoid backup withholding. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder by filing a U.S. federal income tax return.

THE SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND IS BASED ON THE LAW IN EFFECT ON THE DATE HEREOF. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE MERGER.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code.

Regulatory Matters

Under the HSR Act and the rules thereunder, certain transactions, including the Merger, may not be completed unless certain waiting period requirements have been satisfied. The Buyer and we each have filed a notification and report form pursuant to the HSR Act with the Antitrust Division of the Department of Justice and the Federal Trade Commission. Even if the waiting period is terminated, the Antitrust Division, the Federal Trade Commission, or others could take action under the antitrust laws with respect to the Merger, including seeking to enjoin the closing of the Merger, to rescind the Merger or to conditionally approve the Merger. In addition, we may be required to make filings in several foreign jurisdictions with anti-competition authorities with respect to the Merger, and in certain circumstances, receive their approval prior to consummation of the Merger. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

Financing

The Buyer estimates that the total amount of funds necessary to complete the proposed Merger and the related transactions is approximately $275 million, which includes approximately $211 million to be paid to our stockholders and holders of options to acquire our common stock, the retirement of certain Company debt, with the remaining to be applied to pay related fees and expenses in connection with the proposed Merger, the financing arrangements and the related transactions.

The Buyer has delivered to us a commitment letter for $225 million to be made available to it, subject to certain terms and conditions under senior secured financing provided by a consortium of lenders and their affiliates, including Citicorp North America, Inc., Citigroup Global Markets Inc. and UBS Loan Finance LLC and a stock purchase agreement providing for a private equity financing of Buyer of $50 million from affiliates of Thoma Cressey Equity Partners, Inc., subject to certain terms and conditions. The Buyer has represented to us that it will have sufficient funds to consummate the Merger if it is able to obtain the funds pursuant to the commitment letter and stock purchase agreement. The Buyer’s ability to receive the funds pursuant to the commitment letter and stock purchase agreement is conditioned, among other things, upon the closing of the Merger. The commitment under the letter from the Buyer’s lenders expires on October 15, 2006.

The Buyer has agreed pursuant to the Merger Agreement to use its commercially reasonable efforts to arrange the senior secured financing and private equity financing on the terms and conditions consistent with those described in the commitment letter and the preferred stock purchase agreement.

The following documents filed by the Buyer with the Securities and Exchange Commission are hereby incorporated by reference into this proxy statement to the extent not modified or superseded by documents subsequently filed (the “Incorporated Documents”):

•  Annual Report on Form 10-K filed by the Buyer for the fiscal year ended December 31, 2005;

•  Proxy Statement for the Buyer’s 2006 Annual Meeting of Stockholders filed by the Buyer on March 29, 2006; and

•  Form 10-Q filed by the Buyer for the quarter ended March 31, 2006.

Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for the purpose of this proxy statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. All information appearing in this proxy statement is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the Incorporated Documents, except to the extent set forth in the immediately preceding sentence.

PROPOSAL NO. 1—THE MERGER AGREEMENT

The following description summarizes the material provisions of the Merger Agreement. Stockholders should read carefully the Merger Agreement, which is attached as Annex A to this proxy statement.

Effective Time

The Merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed upon by the Buyer and us and specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable on or after the closing date, which will not be later than the first business day after satisfaction or waiver of the conditions to the closing of the Merger described in the Merger Agreement.

Manugistics Certificate of Incorporation.   As of the effective time of the Merger, Manugistics’ Amended and Restated Certificate of Incorporation, as amended, will be amended and restated so as to be identical to the certificate of incorporation of Merger Sub in effect immediately prior to the Merger.

Manugistics Amended and Restated Bylaws.   As of the effective time of the Merger, Manugistics’ Third Amended and Restated Bylaws, as amended, will be amended and restated so as to be identical to the bylaws of Merger Sub in effect immediately prior to the Merger.

Conversion of Shares; Procedures for Exchange of Certificates

The conversion of our common stock into the right to receive $2.50 per share in cash, without interest and less any applicable withholding tax, will occur automatically at the effective time of the Merger. As soon as reasonably practicable after the effective time of the Merger, the paying agent designated by the Buyer and reasonably agreed to by us will send a letter of transmittal to each former Manugistics stockholder. The letter of transmittal will contain instructions for obtaining cash in exchange for shares of our common stock.

Upon surrender of a stock certificate representing shares of our common stock, together with a duly completed and validly executed letter of transmittal, and any other documents that may be reasonably required by the paying agent, the holder of the certificate will be entitled to receive from the paying agent, on behalf of the Buyer, $2.50 in cash, without interest and less any applicable withholding tax, for each share represented by the stock certificate, and that stock certificate will be canceled.

In the event of a transfer of ownership of our common stock that is not registered in our stock transfer books, the Merger consideration for shares of our common stock may be paid to a person other than the person in whose name the surrendered certificate is registered if:

•       the certificate is properly endorsed or otherwise is in proper form for transfer, and

•       the person requesting such payment:

•        pays any transfer or other taxes resulting from the payment to a person other than the registered holder of the certificate; or

•        establishes to the resulting corporation in the Merger that the tax has been paid or is not applicable.

No interest will be paid or accrue on any cash payable upon the surrender of stock certificates representing shares of our common stock. The cash paid upon conversion of shares of our common stock will be issued in full satisfaction of all rights relating to the shares of our common stock.

Treatment of Manugistics Stock Options and Restricted Stock

Each outstanding Manugistics stock option will become fully vested and exercisable immediately before the effective time of the Merger. If the Merger is completed, each outstanding Manugistics stock option that you own that has an exercise price less than $2.50 per share and is not exercised before the effective time of the Merger will be converted at the effective time of the Merger into the right to receive an amount in cash equal to $2.50, less the exercise price of such stock option, and less any applicable withholding tax. Each outstanding Manugistics stock option that has an exercise price of $2.50 per share or more and is not exercised before the effective time of the Merger will be cancelled at the effective time of the Merger.

If an option holder exercises an outstanding Manugistics stock option before the effective time of the Merger, the holder will receive a share of Manugistics common stock that will be cashed out at the effective time of the Merger for $2.50, without interest and less any applicable withholding tax (on the same terms that apply to Manugistics’ common stockholders generally).

At the effective time of the Merger, the restrictions on any share of Manugistics restricted stock you own will lapse, and such share will become fully vested and converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax.

A holder of Manugistics stock options or restricted stock may be required to provide an approved written election or release of claims prior to receiving any payment, if any, for such stock options or restricted stock, as described above.

Treatment of Employee Stock Purchase Plan and 401(k) Plan

If the Merger is completed, all outstanding rights to purchase shares under the Company’s employee stock purchase plan will terminate as of June 1, 2006 in accordance with the terms of this plan. The employee stock purchase plan will be terminated as of June 1, 2006, and no further purchase rights will be granted or exercised under this plan after that date. All participants in the employee stock purchase plan will receive a refund of any unused contributions to this plan as soon as reasonably practicable after the Merger is completed. In addition, the Buyer currently intends for the Company’s 401(k) plan to be merged with the Buyer’s 401(k) plan on the closing date of the Merger, unless the Buyer consents otherwise in writing.

Representations and Warranties

We made a number of representations and warranties to the Buyer and Merger Sub relating to, among other things:

•       corporate organization and similar corporate matters;

•       our subsidiaries;

•       our capitalization;

•       authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of, and notices to, governmental authorities and third parties relating to, the Merger Agreement and related matters with respect to Manugistics;

•       documents we have filed with the Securities and Exchange Commission, the accuracy of certain specified financial statements and other information contained in documents we filed with the Securities and Exchange Commission since March 1, 2003, and our compliance with the Sarbanes-Oxley Act of 2002 and other matters with respect to our internal controls and procedures;

•       accuracy of information supplied by us in connection with this proxy statement;

•       absence of material adverse effects or material write-downs of our or our subsidiaries’ material assets since February 28, 2006;

•       absence of dividends, stock splits, combinations or reclassifications of capital stock, certain employee-related events, changes in financial or tax accounting methods, tax elections or any licensing or other agreement with regard to material intellectual property or rights thereto related to us since February 28, 2006;

•       the conduct of certain business practices in accordance with the ordinary course of business consistent with past practice since February 28, 2006;

•       certain outstanding, pending, and threatened litigation involving us;

•       our compliance with applicable laws, judgments, and permits;

•       certain of our contracts;

•       absence of changes in our benefit plans, employment agreements, and labor relations;

•       matters relating to Manugistics’ benefit plans and agreements and compliance with the Employee Retirement Income Security Act;

•       tax matters with respect to Manugistics;

•       title to our material properties and tangible assets and rights to leasehold interests;

•       our intellectual property;

•       environmental matters with respect to Manugistics;

•       our insurance policies;

•       the absence of provisions in our certificate of incorporation or bylaws relating to takeover or similar restrictions relating to the Merger;

•       the required vote of our stockholders;

•       our receipt of a fairness opinion from Lehman Brothers;

•       our engagement of, and payment of fees to, brokers, investment bankers, and financial advisors, and fees payable by us to other advisors in connection with the Merger Agreement and the Merger; and

•       the amendment to our rights agreement to allow for the consummation of the Merger.

The Buyer and Merger Sub made a number of representations and warranties in the Merger Agreement relating to, among other things:

•       their corporate organization and similar corporate matters;

•       authorization, execution, delivery, performance, and enforceability of, and required consents, approvals, orders, and authorizations of, and notices to, governmental authorities and third parties relating to, the Merger Agreement and related matters with respect to the Buyer and Merger Sub;

•       absence of litigation involving the Buyer and Merger Sub that could reasonably be expected to delay or impede the Merger;

•       their engagement of brokers, investment bankers or financial advisors;

•       Merger Sub’s lack of prior operating activity;

•       financing commitments sufficient to enable the Buyer to pay the aggregate Merger consideration, subject to certain conditions; and

•       accuracy of information supplied by the Buyer or Merger Sub in connection with this proxy statement.

Conduct of Business Before Closing of the Merger

Under the Merger Agreement, we have agreed that prior to the effective time of the Merger, subject to certain exceptions, unless we obtain the Buyer’s prior written consent, we will carry on our, and will cause each of our subsidiaries to carry on their, businesses in the ordinary course consistent with past practice, and use commercially reasonable efforts to comply with all applicable laws and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of our present officers and employees, preserve our assets, properties, contracts and licenses, and to preserve our relationships with customers, suppliers, licensors, licensees, distributors, creditors and others having business dealings with us. In addition, we have agreed that until the effective time of the Merger, unless expressly contemplated by the Merger Agreement or with the Buyer’s prior written consent, we will comply, and will cause our subsidiaries to comply, with specific restrictions relating, among other things, to:

•       the declaration, setting aside, or payment of any dividends on, or other distributions in respect of, our capital stock;

•       the purchase redemption or other acquisition of our stock or rights to acquire our stock, subject to certain exceptions;

•       the split, combination, or reclassification of our capital stock, the issuance of any other securities in respect of, in lieu of or in substitution for shares of our capital stock or other equity or voting interests, and the issuance, delivery, sale, pledge or other encumbrance of any of our or our subsidiaries’ equity securities (with certain exceptions);

•       the amendment or proposal to amend our or our subsidiaries’ certificate of incorporation or bylaws or similar organizational documents;

•       the acquisition of any business or person or division thereof, or any material asset or group of assets;

•       the liquidation, dissolution, or other reorganization of Manugistics or its subsidiaries;

•       the sale, lease or encumbrance of our assets;

•       the incurrence, prepayment, amendment, modification, or change of any term of any indebtedness;

•       loans, capital contributions to, or investments in, any person other than us or any of our direct or indirect wholly owned subsidiaries;

•       the incurrence of capital expenditures;

•       the settlement and discharge of claims and liabilities;

•       the waiver of the right to enforce, and the release, relinquishment, transfer, or assignment of, any right of material value, or the waiver of a material benefit or granting of consent under a standstill agreement;

•       the entry into, amendment, renewal, or termination of certain specified categories of contracts;

•       the modification, amendment or termination of our benefit plans and benefit agreements or entrance into any new benefit plan or arrangement;

•       the engagement of certain new officers and employees;

•       the entry into any contract which provides that the consummation of the Merger or the compliance by us of the Merger Agreement will impair our ability to perform our obligations under the Merger Agreement or materially delay the consummation of the Merger;

•       the adoption of or entry into any collective bargaining agreement or other labor union contract applicable to employees of Manugistics or its subsidiaries, or the termination, other than for “cause,” of the employment of any Manugistics employee;

•       the change in current insurance coverage levels;

•       the revaluation of any of our material assets, except as required by generally accepted accounting principles or change in our accounting and tax accounting methods;

•       the entry into any transaction that could be a “reportable transaction” under Section 6011 of the Internal Revenue Code;

•       the entry into any agreement or arrangement with any affiliate of ours;

•       the compromise or settlement of any suit, investigation or other proceeding relating to our intellectual property or having a value in excess of $100,000;

•       the “plant closing” or “mass layoff” at any of our or our subsidiaries’ sites;

•       the grant of any material refund, credits, rebates to any of our customers, resellers or distributors, other than in the ordinary course of business; and

•       authorization of any of, or commitment, resolution, or agreement to take any of, the actions described in the foregoing bullet points.

Prior to the effective time of the Merger (and in the case of the last bullet under this paragraph, at the effective time), we have also agreed:

•       to terminate the outstanding purchase rights under our employee stock purchase program as of June 1, 2006;

•       not to amend, terminate, redeem or grant any waiver under our rights agreement after April 24, 2006;

•       to commence a tender offer for all of our outstanding 5% convertible subordinate notes due November 1, 2007;

•       to deliver our audited financial statements for the fiscal year ended February 28, 2006 to the Buyer no later than May 26, 2006; and

•       to cooperate reasonably with the Buyer to replace certain of our existing letters of credit and to terminate our existing loan agreement.

No Solicitation of Third Parties by Manugistics

We have agreed that we will not, and will not permit any of our subsidiaries to, nor will we authorize any person or permit any of our or our subsidiaries’ directors, officers, or employees or any of our or their investment bankers, attorneys, accountants, or other advisors or representatives to, directly or indirectly:

•       solicit, initiate, encourage, or take any other action to facilitate, any takeover proposal or the making of any inquiry or proposal that is reasonably likely to lead to a takeover proposal; or

•       enter into, continue, or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any with, any takeover proposal.

At any time prior to obtaining the stockholder approval, our board of directors may, in response to a bona fide written takeover proposal that is unsolicited following the date of the Merger Agreement, and is not otherwise obtained in violation of the restrictions set forth in the immediately preceding bullet points, and that our board of directors determines in good faith constitutes or is reasonably likely to lead to a superior proposal, (1) furnish to the person making the takeover proposal information with respect to us and our subsidiaries, pursuant to a confidentiality agreement which contains terms that are substantially equivalent to the terms of the confidentiality agreement that we and the Buyer have executed in connection with the Merger (provided that we have also furnished that information to the Buyer or we furnish it to the Buyer on a concurrent basis), and (2) participate in discussions or negotiations with the person (and its representatives) making the takeover proposal regarding the takeover proposal.

The Merger Agreement provides that a “takeover proposal” means any inquiries, proposal or offer from any person (other than the Buyer or Merger Sub) relating to, or that is reasonably likely to lead to, any direct or indirect acquisition, in one transaction or a series of transactions, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture, or similar transaction, of (1) all or any part of the material assets, properties or business of us or our subsidiaries, or (2) all or any part of the outstanding shares of capital stock of us or our subsidiaries.

The Merger Agreement provides that the term “superior proposal” means any unsolicited, bona fide written proposal made by a third party (excluding the Buyer and Merger Sub) to acquire substantially all our equity securities or assets pursuant to a tender or exchange offer, a merger, a consolidation or a sale of our assets, on terms which our board determines in its good faith judgment to be materially more favorable from a financial point of view to our stockholders than the transaction contemplated by the Merger Agreement (after consulting with a nationally recognized independent financial advisor and taking into account all the terms and conditions of the proposal, the Merger Agreement and any changes to the terms of the Merger Agreement proposed by the Buyer in response to such offer or otherwise).

We have agreed to promptly advise the Buyer of any request for information that contemplates a possible takeover proposal or of any takeover proposal, or of any inquiry that is reasonably likely to lead to a takeover proposal, the terms and conditions of such request, takeover proposal, or inquiry and the identity of the person making any such request, takeover proposal, or inquiry. We have also agreed not to provide any information to or participate in any discussions or negotiations with any person regarding a superior proposal until after we have first notified the Buyer of such takeover proposal. We further agree to (a) notify the Buyer of any material change in the terms of any takeover proposal or inquiry, (b) provide the Buyer as soon as practicable after receipt or delivery, copies of all correspondence and other written material sent or provided to us from any person in connection with any takeover proposal, and (c), if the Buyer makes a counterproposal consider and cause our financial and legal advisors to consider in good faith the terms of the counterproposal.

The Merger Agreement provides that neither our board of directors nor any committee of our board will:

•       withdraw or modify, or propose to withdraw or modify in a manner adverse to the Buyer or Merger Sub, the approval or recommendation by our board of directors or any committee of our board of the Merger Agreement or the Merger or adopt, approve or recommend, or propose to adopt, approve or recommend, any takeover proposal, unless our board of directors or a committee of our board determines in its good faith judgment that its fiduciary obligations require our board to take such action; provided, however, that (a) such action is prior to the stockholder meeting to approve the Merger Agreement, (b) we have complied in all material respects with our no solicitation obligations in the Merger Agreement, and (c) such action is after the second business day following the Buyer’s receipt of the notice from our board requesting the withdrawal or modification of our board’s recommendation for the Merger due to the existence of a superior proposal or to terminate the Merger Agreement and identifying the person making the proposal; or

•       cause or permit us to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, Merger Agreement, or similar agreement constituting or related to any takeover proposal.

Conditions to Closing

Each party’s obligation to effect the Merger is subject to the satisfaction or waiver of various conditions, which include the following:

•       the proposal to adopt the Merger Agreement is approved by the requisite stockholder vote at the special meeting; and

•       the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the “HSR Act,” and any other approval or waiting period under any other applicable competition, merger control, antitrust or similar law or regulation that is required to complete the Merger has been obtained or terminated or has expired.

In addition to the foregoing conditions, the Buyer will not be obligated to effect the Merger unless the following conditions are satisfied or waived:

•       our representations and warranties made pursuant to the Merger Agreement are true and correct in all material respects, in each case as of the date of the Merger Agreement and as of the closing date of the Merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date, and the circumstances giving rise to all inaccuracies in our representations and warranties, collectively, do not constitute a material adverse effect on us;

•       we have performed in all material respects the covenants and obligations required to be performed by us under the Merger Agreement at or prior to the closing of the Merger;

•       we have provided a certificate of our chief executive officer and our acting principal financial officer certifying as to our compliance with the two preceding conditions;

•       we have obtained all authorizations, qualifications and orders of all governmental entities required to consummate the Merger;

•       we have maintained our cash reserves in accordance with the requirements of the Merger Agreement and we have provided a certificate of our acting principal financial officer certifying to this condition;

•       we have delivered to the Buyer our audited financial statements for our fiscal year ended February 28, 2006 and those audited financial statements are not inconsistent in any material respect from our unaudited financial statements for our fiscal year ended February 28, 2006, which were attached to the Merger Agreement;

•       there is no pending claim, suit, action, or proceeding brought or threatened by any governmental entity that:

•        challenges or seeks to restrain, prohibit or otherwise interfere with the ownership or operation by the Buyer or any of the Buyer’s subsidiaries of all or any portion of the business or assets of Manugistics or its subsidiaries, or to require the Buyer or any of its subsidiaries to dispose of or hold separate any portion of the business or assets of Manugistics or its subsidiaries or of the Buyer or its subsidiaries;

•        seeks to impose limitations on the ability of the Buyer or any of its subsidiaries to exercise full rights of ownership of any shares of Manugistics stock or stock of the resulting corporation in the Merger, including full voting rights, or seeks to require the Buyer or any if its subsidiaries to divest them of any such stock of Manugistics or the resulting corporation;

•        challenges or seeks to restrain or prohibit or otherwise prevent or interfere with the Merger; or

•        seeks to obtain from the Buyer or Merger Sub any damages or other relief that are material or significant to Buyer and Merger Sub, taken as a whole.

•       we have not suffered a material adverse effect since the date of the Merger Agreement; and

•       the Buyer shall have obtained financing of at least $275 million pursuant to a term loan from a group of banks and a private placement from a private equity firm.

We and the Buyer have agreed to use our respective commercially reasonable efforts to take all actions that are necessary, proper or advisable to cause the closing to occur.

Termination of the Merger Agreement

The Buyer and we can terminate the Merger Agreement under certain circumstances, including:

•       by mutual written consent of the Buyer and us;

•       by either the Buyer or us if the Merger has not been completed by October 15, 2006 subject to certain conditions;

•       by either the Buyer or us if any permanent injunction, restraint, prohibition, or other judgment, order, or decree issued by any court of competent jurisdiction or other governmental entity having the effect of preventing the closing of or prohibiting the Merger is in effect and has become final and nonappealable;

•       by either the Buyer or us if our stockholders do not adopt the Merger Agreement at a duly held stockholders meeting subject to certain conditions;

•       by the Buyer if (1) our board of directors withdraws its recommendation that our stockholders approve the Merger at the special meeting, (2) our board of directors approves a proposal for a merger or similar transaction with a third party (or fails to object to an unsolicited tender offer from a third party) or (3) a tender or exchange offer related to our stock has started and we do not send our stockholders a statement that our board of directors reject such offer, or (4) the Company violates the non-solicitation provision in the Merger Agreement;

•       by the Buyer if (1) any of our representations and warranties contained in the Merger Agreement becomes inaccurate such as would give rise to the failure of a condition to closing and we have not cured such inaccuracy within 10 business days following written notice thereof from the Buyer, or (2) we fail to perform any covenant required to be performed by us in the Merger Agreement and such failure would give rise to the failure of a condition to closing;

•       by us if (1) any the Buyer’s representations and warranties contained in the Merger Agreement becomes inaccurate such as would give rise to the failure of a condition to closing and the Buyer has not cured such inaccuracy within 10 business days following written notice thereof from us, or (2) the Buyer fails to perform any covenant required to be performed by the Buyer in the Merger Agreement and such failure would give rise to the failure of a condition to closing; or

•       by us if, prior to the special meeting of our stockholders, our board of directors determines that the Company should pursue a merger or similar transaction with a third party, the Company follows the required procedures set forth in the Merger Agreement and the Company pays to the Buyer the $9.75 million fee required under the Merger Agreement.

Termination Fee and Expenses

The Merger Agreement provides that, in general, regardless of whether the Merger is consummated, all fees and expenses incurred by the parties in connection with the Merger Agreement and the Merger will be borne by the party incurring such fees and expenses.

The Merger Agreement requires, however, that we pay the Buyer a termination fee of $9.75 million if:

•       the Merger Agreement is terminated by the Buyer following (1) our board of directors’ withdrawal or modifications of its recommendation that our stockholders approve the Merger at the special meeting in a manner adverse to the Buyer, (2) our board of directors’ approval of a takeover proposal from a third party (or failure to object to an unsolicited tender offer from a third party) or (3) the Company’s violation of the non-solicitation provision in the Merger Agreement;

•       the Merger Agreement is terminated by us if, prior to the special meeting of our stockholders, our board of directors determines that the Company should pursue a merger or similar transaction with a third party and the Company follows the required procedures set forth in the Merger Agreement; or

•       the Merger Agreement is terminated by either the Buyer or us following our stockholders’ failure to adopt the Merger Agreement at a duly held stockholders meeting if, at or prior to the time of such failure, there shall have been publicly disclosed or announced a takeover proposal relating to the Company and, within twelve months following such termination, a takeover of the Company shall have occurred by the person who made the disclosed or announced takeover proposal or any of its affiliates (other than the Buyer or its affiliates); or

•       the Merger Agreement is terminated by either the Buyer or us following our stockholders’ failure to adopt the Merger Agreement at a duly held stockholders meeting if, at or prior to the time of such failure, there shall have been publicly disclosed or announced a takeover proposal relating to the Company and, within six months following such termination, a takeover of the Company shall have occurred by any person (other than the Buyer of its affiliates or the person who made the disclosed or announced takeover proposal or any of its affiliates).

The Merger Agreement further provides, that we are required to pay to the Buyer a reduced termination fee of $4.875 million if the Merger Agreement is terminated by either the Buyer or us following our stockholders’ failure to adopt the Merger Agreement at a duly held stockholders meeting if, at or prior to the time of such failure, there shall have been publicly disclosed or announced a takeover proposal relating to the Company and, during the period beginning six months following such termination and ending twelve months after such termination, a takeover of the Company shall have occurred by any person (other than the Buyer of its affiliates or the person who made the disclosed or announced takeover proposal or any of its affiliates).

Indemnification and Insurance

The Buyer will cause the resulting corporation to assume all rights to indemnification, advancement of litigation expenses and limitations of personal liabilities for acts or omissions occurring at or prior to the effective time of the Merger (and rights for advancement of expenses) now existing in favor of the current or former directors or officers of Manugistics and its subsidiaries as provided in our certificate of incorporation or bylaws as in effect on the date of the Merger Agreement.

For six years after the effective time of the Merger, the Buyer will maintain directors’ and officers’ liability insurance for acts or omissions occurring prior to the effective time of the Merger covering those persons who were, as of the date of the Merger Agreement, covered by our directors’ and officers’ liability insurance policies, on terms with respect to coverage and amounts no less favorable than those in effect on the date of the Merger Agreement. the Buyer’s obligation to provide this insurance coverage is subject to a cap of 180% of the current annual premium paid by us for our existing insurance coverage. If the Buyer cannot maintain the existing or equivalent insurance coverage without exceeding the 180% cap, the Buyer is required to maintain as much insurance coverage as can be obtained by paying annual premiums that in the aggregate do not exceed the 180% cap.

Material Adverse Effect

Several of our representations and warranties contained in the Merger Agreement are qualified by reference to whether the item in question is reasonably likely to have a “material adverse effect” on us, and the Buyer’s obligation to close the Merger is conditioned on no Material Adverse Effect occurring prior to the closing of the Merger. The Merger Agreement provides that an event, violation, inaccuracy, circumstance or other matter will be deemed to have a “material adverse effect” on us if such event, violation, inaccuracy, circumstance or other matter had or could reasonably be expected to have a material adverse effect on (1) the business, condition, capitalization, assets, liabilities, operations or financial performance of the Company and its subsidiaries taken as a whole, (2) the ability of the Company to consummate the Merger or to perform any of its obligations under the Merger Agreement, or (3) the Buyer’s ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the resulting corporation. However, none of the following, alone or in combination (except as noted), will be deemed to constitute a material adverse effect on us:

•       changes after the date of the Merger Agreement in the U.S. or global economy or capital markets in general that do not have a materially disproportionate effect on us and our subsidiaries, taken as a whole;

•       changes after the date of the Merger Agreement that affect generally the software industry but that do not have a materially disproportionate effect on us and our subsidiaries, taken as a whole;

•       changes after the date of the Merger Agreement in applicable law or in generally accepted accounting principles in the U.S.;

•       any decline in customer orders, or any resignation of any employees, in each case to the extent attributable to the public announcement or pendency of the Merger;

•       changes in the market price or trading volume of our common stock (in and of themselves);

•       failure(s) by us to meet internal operating projections or forecasts, or published revenue or earnings predictions (in and of themselves);

•       any act or threat of terrorism or war, any armed hostilities or terrorist activities, any threat or escalation of armed hostilities or terrorist activities or any governmental or other response or reaction to any of the foregoing; and

•       any effects resulting from any legal proceeding against us by our stockholders challenging or seeking to restrain or prohibit the consummation of the Merger.

Financing

The Buyer estimates that the total amount of funds necessary to complete the proposed Merger and the related transactions is approximately $275 million, which includes approximately $211 million to be paid to our stockholders and holders of options to acquire our common stock the retirement of certain Company debt, with the remaining to be applied to pay related fees and expenses in connection with the proposed Merger, the financing arrangements and the related transactions.

The Buyer has delivered to us a commitment letter for $225 million to be made available to it, subject to certain terms and conditions, under a senior secured financing provided by a consortium of lenders and their affiliates, including Citicorp North America, Inc., Citigroup Global Markets Inc. and UBS Loan Finance LLC and a stock purchase agreement providing for a private equity financing of Buyer of $50 million from affiliates of Thoma Cressey Equity Partners, Inc., subject to certain terms and conditions. The Buyer has represented to us that it will have sufficient funds to consummate the Merger if it is able to obtain the funds pursuant to the commitment letter and stock purchase agreement. The Buyer’s ability to receive the funds pursuant to the commitment letter and stock purchase agreement is conditioned, among other things, upon the closing of the Merger.

The Buyer has agreed pursuant to the Merger Agreement to use its commercially reasonable efforts to arrange the senior secured financing and private equity financing on the terms and conditions consistent with those described in the commitment letter from its proposed lenders and the preferred stock purchase agreement from the private equity firm and its affiliates.

Subject to applicable law, we have agreed pursuant to the Merger Agreement to provide all reasonable cooperation in connection with the arrangement of any financing to be completed in order to fund the Merger consideration.

The commitment under the letter from the Buyer’s lenders expires on October 15, 2006.

Voting Agreement

Effective on April 24, 2006, the following directors and officers of Manugistics, holding an aggregate of 20,814,748  shares of Manugistics common stock, which were either outstanding as of April 24, 2006 or issuable upon the exercise of outstanding options which are exercisable within 60 days of April 24, 2006, and representing approximately 24.0% of the shares of Manugistics common stock outstanding as of April 24, 2006 and issuable upon the exercise of outstanding options which are exercisable within 60 days of April 24, 2006, entered into a voting agreement with the Buyer and Merger Sub:

•  Joseph L. Cowan;

•  Edward R. Daihl;

•  Kelly Davis-Stoudt;

•  Lynn C. Fritz;

•  William M. Gibson;

•  Joseph H. Jacovini;

•  William H. Janeway;

•  Jeffrey L. Kissling;

•  Ronald P. Kubera;

•  Kevin C. Melia;

•  Lori Mitchell-Keller;

•  William G. Nelson;

•  Steve Poplawski;

•  Thomas A. Skelton;

•  Timothy T. Smith;

•  Janie West; and

•  Mark R. Weaser.

As of the record date, the directors and executive officers of Manugistics and their affiliates beneficially owned 20,644,179 shares of Manugistics common stock, which represents approximately 23.8% of the outstanding shares of Manugistics common stock. As of the record date, directors and executive officers of the Buyer were entitled to vote and exercise all voting rights in accordance with the terms of the voting agreement with respect to 20,877,179 outstanding shares of Manugistics common stock, which represents approximately 24% of the outstanding shares of Manugistics common stock. Holders of a majority of the outstanding shares of Manugistics common stock must vote in favor of the Merger Agreement in order for it to be adopted and the Merger in order for it to be approved.

The following is a description of the material terms of the voting agreement. The complete form of voting agreement is attached as Annex D to this proxy statement and is incorporated into this proxy statement by reference. All Manugistics stockholders are urged to read the voting agreement carefully and in its entirety.

Under the voting agreement, the officers and directors of Manugistics and certain of their affiliates, in their capacity as Manugistics stockholders, agreed to vote, or cause the record holders of their Manugistics securities to vote, the common stock of Manugistics beneficially owned by them as of April 24, 2006, and any other securities of Manugistics that become beneficially owned by them after April 24, 2006, in the following manner:

•  in favor of the adoption of the Merger Agreement, and the transactions contemplated by the Merger Agreement;

•  against approval of any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement;

•  against any proposal that would reasonably lead to or result in the conditions of the Buyer’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled;

•  against any proposal or offer relating to, or that is reasonably likely to lead to, a direct or indirect acquisition of Manugistics, including any Merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction of (i) all or substantially all of the assets, properties and business of Manugistics and its subsidiaries or (ii) all or any part of our outstanding shares of capital stock or other equity or voting interest in Manugistics or any of our subsidiaries; and

•  against the election of a group of individuals to replace a majority or more of the individuals presently on the Manugistics board of directors.

Under the voting agreement, each Manugistics stockholder, who is a party to the voting agreement, delivered an irrevocable proxy to the Buyer to vote the securities of Manugistics owned by such stockholder in accordance with the terms of the voting agreement.

Pursuant to the voting agreement, each of the Manugistics stockholders has agreed not to take any of the following actions until the effective time of the Merger or the termination of the Merger Agreement:

•  sell, assign, transfer (including by Merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any or all of the securities of Manugistics held by such stockholder;

•  deposit any or all of the securities of Manugistics held by such stockholder into a voting trust or enter into a voting agreement or arrangement with respect to such securities or grant any proxy or power of attorney with respect to such securities that is inconsistent with the voting agreement; or

•  enter into any contract, option, agreement, commitment, understanding or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, pledge, encumbrance or other disposition of such securities.

The voting agreement will terminate on the earlier to occur of the effective time of the Merger, the date on which the Merger Agreement is terminated, and the date on which the Merger Agreement is amended to reduce the total consideration to be paid to any stockholder party to the voting agreement on the consummation of the Merger or change the nature of the consideration in any way, other than an amendment that does not change the amount of the cash consideration to be received by such stockholder.

Extension, Waiver, and Amendment of the Merger Agreement

Manugistics and the Buyer may amend the Merger Agreement at any time. However, after stockholder approval adopting the Merger Agreement has been obtained, no amendment can be made that by law requires further approval by our stockholders or approval by the Buyer’s stockholders without such stockholders’ approval.

Either Manugistics or the Buyer may extend the time for performance of any of the obligations or other acts of the other party under the Merger Agreement, waive any inaccuracies in the other party’s representations and warranties, and waive compliance with any of the agreements or conditions contained in the Merger Agreement. However, after stockholder approval has been obtained, no waiver may be made by the parties that by law requires further approval by our stockholders or the Buyer’s stockholders without such stockholders’ approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 25, 2006 unless otherwise indicated in the footnotes to the table, with respect to the beneficial ownership of shares of our common stock by (i) each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock; (ii) each director of the Company; (iii) certain of our executive officers; and (iv) all of our executive officers and directors as a group. Except as indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock which they respectively own beneficially. Beneficial ownership is based on 84,116,164 outstanding shares of Common Stock as of May 25, 2006. Under applicable rules promulgated under the Exchange Act, a person is deemed to be the beneficial owner of shares of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within sixty (60) days of May 25, 2006, by exercise of stock options or otherwise. Mr. Rajaji resigned as the Company’s Executive Vice President, Treasurer and Chief Financial Officer on November 4, 2005.

The address of each person who is an officer or director of the Company is 9715 Key West Avenue, Rockville, MD 20850.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Joseph L. Cowan(1)	1,303,575	1.5%
Lynn C. Fritz(2)	186,100	*
William M. Gibson(3)	8,600,525	10.2%
Joseph H. Jacovini(4)	246,272	*
William H. Janeway(5)	7,649,800	9.1%
Kevin C. Melia(6)	75,250	*
William G. Nelson(7)	363,600	*
Thomas A. Skelton(8)	1,096,562	1.3%
Ed Daihl(9)	60,000	*
Jeff Kissling(10)	103,333	*
Ronald P. Kubera(11)	287,578	*
Lori Mitchell-Keller(12)	285,008	*
Raghavan Rajaji	5,000	*
Warburg Pincus Private Equity VIII, L.P.(13)	7,619,800	9.1%
J.P.Morgan Chase & Co.(14)	4,645,800	5.5%
Wentworth Hauser & Violich, Inc.(15)	5,472,466	6.5%
Directors and executive officers as a group (14 persons)(16)	20,644,179	23.8%

*                    Less than 1% of the outstanding Common Stock.

(1)          Includes 950,000 shares issuable upon exercise of options.

(2)          Includes 177,600 shares issuable upon exercise of options.

(3)          Includes 20,625 shares issuable upon exercise of options, 676,000 shares held by his wife, 510,000 shares held in a non-profit corporation, with respect to which Mr. Gibson shares voting and dispositive control, and 7,393,900 shares held in a family limited partnership. Mr. Gibson serves as the sole general partner of the limited partnership and, in such capacity, has sole voting and dispositive control of the shares held in the partnership.

(4)          Includes 177,600 shares issuable upon exercise of options, 2,672 shares held by his wife and 36,000 shares held in an individual retirement plan.

(5)          Includes 30,000 shares issuable upon exercise of options held by Mr. Janeway and a total of 7,619,800 shares held by Warburg Pincus Private Equity VIII, L.P, including two affiliated partnerships (“WP VIII”). Warburg Pincus Partners, LLC, a subsidiary of Warburg Pincus & Co. (“WP”), is the sole general partner of WP VIII. WP VIII is managed by Warburg Pincus LLC (“WPLLC”). The address of the Warburg Pincus entities is 466 Lexington Avenue, New York, NY 10017. Mr. Janeway is a Partner of WP and Vice Chairman and Member of WP LLC. Mr. Janeway disclaims beneficial ownership of the shares held by WP VIII.

(6)          Includes 50,250 shares issuable upon exercise of options and 25,000 shares held by the Kevin C. Melia Irrevocable Trust II for the benefit of Mr. Melia’s wife and children..

(7)          Includes 147,600 shares issuable upon exercise of options and 216,000 shares held jointly with his wife.

(8)          Includes 177,600 shares issuable upon exercise of options, 539,813 shares held jointly with his wife, 170 shares held by his wife and 96,299 shares held in a family limited partnership.

(9)          Includes 35,000 shares issuable upon exercise of options and 25,000 shares of restricted stock issued under the Company’s stock option plan.

(10)   Includes 73,333 shares issuable upon exercise of options and 30,000 shares of restricted stock issued under the Company’s stock option plan.

(11)   Includes 191,883 shares issuable upon exercise of options and 55,000 shares of restricted stock issued under the Company’s stock option plan.

(12)   Includes 214,796 shares issuable upon exercise of options, 65,000 shares of restricted stock issued under the Company’s stock option plan and 839 shares held by her husband.

(13)   The shareholder is WP VIII. Mr. Janeway, a Director of the Company, a Partner of WP and Vice Chairman and Member of WP LLC, disclaims beneficial ownership of all shares owned by the Warburg Pincus entities. Charles R. Kaye and Joseph P. Landy are Managing General Partners of WP and Managing Members and Co-Presidents of WP LLC and may be deemed to control the Warburg Pincus entities. Messrs. Kaye and Landy disclaim beneficial ownership of all shares held by the Warburg Pincus entities. The address of the Warburg Pincus entities is 466 Lexington Avenue, New York, NY 10017.

(14)   Based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2006, by JPMorgan Chase & Co. filed on behalf of JPMorgan Chase & Co. and its wholly owned subsidiary, J.P. Morgan Investment Management Inc. JPMorgan Chase & Co. has sole power to vote or direct the vote of 4,252,700 shares and sole power to dispose or direct the disposition of 4,645,800 shares. The address of JPMorgan Chase & Co. is 270 Park Ave., New York, NY  10017.

(15)   Based on a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2006, by Wentworth Hauser & Violich, Inc. The address of Wentworth Hauser & Violich, Inc. is 353 Sacramento Street, Suite 600, San Francisco, CA 94111.

(16)   Includes 2,513,753 shares issuable upon exercise of options and 285,000 shares of restricted stock issued under the Company’s stock option plan.

PROPOSAL NO. 2—ADJOURNMENT, POSTPONEMENT OR CONTINUATION OF
THE SPECIAL MEETING

The Company may ask its stockholders to vote on a proposal to adjourn, postpone or continue the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Merger Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT, POSTPONEMENT OR CONTINUATION OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER MATTERS

We know of no other matters to be submitted at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our board of directors may recommend.

It is important that your shares be represented at the special meeting, regardless of the number of shares which you hold. Therefore, we urge you to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone.

FUTURE STOCKHOLDER PROPOSALS

If the proposed Merger is completed, we will not have public stockholders and there will be no public participants in any future stockholder meetings. However, if the proposed Merger is not completed, we plan to hold our 2006 Annual Meeting.

In order to have been considered for inclusion in our Proxy Statement and Proxy Card relating to the 2006 Annual Meeting, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Exchange Act were required to have been received by us not later than February 22, 2006.

Under the Company’s Bylaws, stockholder proposals which are not submitted for inclusion in the Company’s Proxy Statement for the 2006 Annual Meeting of Shareholders must be received by the Secretary of the Company: (i) 60 days in advance of such meeting if the meeting is to be held on a day which is within 30 days preceding the anniversary of the 2006 Meeting, or (ii) 90 days in advance of such meeting if the meeting is to be held on a day which is on or after the anniversary of the 2006 Meeting. Stockholder proposals not submitted for inclusion in the Company’s proxy statement relating to an annual meeting to be held 30 days or more prior to the anniversary of the preceding year’s annual meeting or relating to a special meeting must be received no later than the close of business on the tenth day following public announcement of the meeting date. All notices must briefly describe the business desired to be brought before the meeting, the stockholder’s name and address as appearing on the Company’s books, the class and number of shares owned and any material interest of the stockholder in such matter.

WHERE YOU CAN FIND MORE INFORMATION

The Buyer and we file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Buyer and we file with the Securities and Exchange Commission at the Securities and Exchange Commission’s public reference room at the following location:

Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549

Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.”  Reports, proxy statements and other information concerning us may also be inspected at the offices of The NASDAQ Stock Market, One Liberty Plaza, 165 Broadway, New York, NY 10006.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Manugistics Group, Inc.
Attention: Nate Wallace
Vice President, Investor Relations
9715 Key West Avenue
Rockville, Maryland 20850
Telephone number (301) 255-5327
Manugistics’ website is “http://www.manugistics.com.”

Manugistics makes the following filings available on its website as soon as reasonably practicable after they are electronically filed with or furnished to the Securities and Exchange Commission: our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports filed or furnished under applicable provisions of the Securities Exchange Act of 1934, as amended and Securities and Exchange Commission rules. You may access these filings on our website at “http://www.manugistics.com.”  All of the filings and governance documents available on our website are free of charge.

The following documents filed by the Buyer with the Securities and Exchange Commission are incorporated by reference into this proxy statement to the extent not modified or superseded by documents subsequently filed:

•  Annual Report on Form 10-K filed by the Buyer for the fiscal year ended December 31, 2005;

•  Proxy Statement for the Buyer’s 2006 Annual Meeting of Stockholders filed by the Buyer on March 29, 2006; and

•  Form 10-Q filed by the Buyer for the quarter ended March 31, 2006.

You may obtain any of the above documents, and any document the Buyer files with the Securities and Exchange Commission, without charge, by requesting them in writing or by telephone from the Buyer at the following address:

JDA Software Group, Inc.
Attention: Kris Magnuson
Executive Vice President and Chief Financial Officer
14400 N. 87th Street
Scottsdale, AZ 85260
Telephone number 1-800-479-7382
The Buyer’s website is “http://www.jda.com.”

The Buyer makes the following filings available on its website as soon as reasonably practicable after they are electronically filed with or furnished to the Securities and Exchange Commission: its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports filed or furnished under applicable provisions of the Securities Exchange Act of 1934, as amended and Securities and Exchange Commission rules. You may access these filings on the

Buyer’s website at “http://www.jda.com.”  All of the filings and governance documents available on the Buyer’s website are free of charge.

If you have any questions about this proxy statement, the special meeting or the Merger or need assistance with voting procedures, you should contact:

The Altman Group, Inc.
1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071
(800) 499-7621

If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

Manugistics has supplied all information relating to Manugistics, and the Buyer has supplied all information contained in this proxy statement relating to the Buyer and Merger Sub.

You should not send in your Manugistics certificates until you receive the transmittal materials from the paying agent. Our stockholders of record who have further questions about their share certificates or the exchange of our common stock for cash should contact the paying agent.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 1, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement). Neither the mailing of this proxy statement to stockholders nor the issuance of cash in the Merger creates any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS
OF MANUGISTICS GROUP, INC.
Rockville, Maryland
June 1, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE SPECIAL MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN

JDA SOFTWARE GROUP, INC.,

STANLEY ACQUISITION CORP.

AND

MANUGISTICS GROUP, INC.

April 24, 2006

TABLE OF CONTENTS (Continued)

Schedule A—List of Company Stockholders
Exhibit A—Form of Voting Agreement

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 24, 2006, is entered into by and between JDA Software Group, Inc., a Delaware corporation (“Parent”), Stanley Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Manugistics Group, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), Parent, Merger Sub and the Company will enter into a business combination transaction pursuant to which Merger Sub will merge with and into the Company (the “Merger”); and

WHEREAS, each of the Boards of Directors of Parent, Merger Sub and the Company (i) has determined that the Merger is fair to, and in the best interests of, the corporation and its stockholders and (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement; and

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to Parent’s willingness to enter into this Agreement, the stockholders of the Company listed on Schedule A are executing and delivering one or more Voting Agreements, dated as of the date of this Agreement, in the form attached hereto as Exhibit A (the “Voting Agreements”) pursuant to which such stockholders are, among other things, agreeing to vote in favor of the adoption of and otherwise to support this Agreement and the transactions contemplated hereby; and

WHEREAS, Parent shall obtain certain debt and equity financing, as more fully described in Section 3.2(f) below (together, the “Financing”), in connection with the Merger and the other transactions contemplated by this Agreement; and

WHEREAS, Section 8.3 of this Agreement contains certain definitions and a list of references to defined terms.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE 1

THE MERGER

1.1        The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Effective Time, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (sometimes referred to herein as the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the DGCL.

1.2        Closing.   Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at the offices of DLA Piper Rudnick Gray Cary US LLP, located at 1221 South Mopac Expressway, Suite 400, Austin, Texas at noon, Central time, on a date to be specified by the Parties to this Agreement, which shall be no later than two Business Days after satisfaction or waiver of the conditions set forth in ARTICLE 6 (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing) or such other date and time as mutually agreed to by the Parties (the “Closing Date”).

1.3        Effective Time.   Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable after the Closing and on the Closing Date, the Parties shall file with the Delaware Secretary of State the certificate of merger (the “Certificate of Merger”) and such other documents as may be required by the DGCL in order for the Merger to become effective, duly prepared, executed and acknowledged by the Parties, as applicable. The Merger shall become effective upon the filing of the Certificate of Merger with the Delaware Secretary of State unless Parent and the Company agree to a subsequent date or time and specify such date and time in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

1.4        Effects of the Merger.   The Merger shall have the effects specified in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall be vested in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.5        Certificate of Incorporation and Bylaws.

(a)        At the Effective Time, the Certificate of Incorporation of the Company as the Surviving Corporation shall be amended and restated to read the same as the Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that Article I thereof shall be amended to read in its entirety as follows: “The name of the Corporation is Manugistics Group, Inc.” As so amended and restated, the Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

(b)        At the Effective Time, the Bylaws of the Company shall be amended and restated to read the same as the Bylaws of Merger Sub as in effect immediately prior to the Effective Time (except that all references to Merger Sub in the Bylaws of the Surviving Corporation shall be amended to refer to Manugistics Group, Inc.) until thereafter changed or amended as provided therein or by applicable Law.

1.6        Directors and Officers.

(a)        The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

(b)        The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

ARTICLE 2

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
COMPANY AND MERGER SUB; EXCHANGE OF CERTIFICATES

2.1        Effect on Capital Stock.   As of the Effective Time, by virtue of the Merger and without any further action on the part of the holder of any shares of capital stock of the Company, Parent or Merger Sub:

(a)        Cancellation of Treasury Stock.   Each share of common stock, par value $0.002 per share, of the Company (“Company Common Stock”) that is directly owned by the Company (as treasury stock), any wholly-owned Subsidiary of the Company, Parent or Merger Sub immediately prior to the Effective Time shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(b)        Conversion of Merger Sub Common Stock.   Each issued and outstanding share of common stock of Merger Sub shall be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

(c)        Conversion of Company Common Stock.   Subject to Section 2.1(d), each issued and outstanding share of Company Common Stock (other than shares to be cancelled in accordance with Section 2.1(a)) shall be converted, as of the Effective Time, into the right to receive $2.50 per share, in cash (the “Merger Consideration”). The phrase “Total Merger Consideration” as used in this Agreement shall be equal to the product obtained by multiplying (i) 84,142,830 outstanding shares of Company Common Stock (which number shall be increased as a result of the exercise of Options outstanding as of the date of this Agreement, if any, between the date of this Agreement and the Effective Time and the issuance of shares of Company Common Stock pursuant to the ESPP between the date of this Agreement and May 31, 2006), by (ii) the Merger Consideration. At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive such holder’s Merger Consideration for each share of Company Common Stock evidenced by the certificate held by such holder. Notwithstanding the foregoing, the Merger Consideration shall be adjusted to reflect fully the effect of any stock split, reverse split, reclassification, reorganization, recapitalization or other like change with respect to Company Common Stock occurring (or having a record date) after the date of this Agreement and prior to the Effective Time.

(d)        Appraisal Rights.   Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder who (i) has not voted such shares of Company Common Stock in favor of the Merger at the Stockholders Meeting, (ii) is entitled to demand and properly demands appraisal of such shares pursuant to Section 262 of the DGCL (“Section 262”) and complies in all respects with the provisions of Section 262 and (iii) has not effectively withdrawn or lost the right to demand relief as a dissenting stockholder under the DGCL as of the Effective Time (the “Appraisal Shares”), shall not be converted into the right to receive the Merger Consideration as provided in Section 2.1(c), but instead such holder of Appraisal Shares shall only be entitled to payment of the fair value of such shares in accordance with the provisions of Section 262. At the Effective Time, all Appraisal Shares shall automatically be cancelled and shall cease to exist or be outstanding, and each holder of Appraisal Shares shall cease to have any rights with respect thereto, except such rights as are granted under Section 262. Notwithstanding the foregoing, if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the rights of such holder under Section 262 shall cease to exist and such Appraisal Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive such holder’s Merger Consideration as provided in Section 2.1(c). The

Company shall serve prompt notice to Parent of any demands for appraisal of any shares of Company Common Stock, and Parent shall have the right to participate in and, subject to applicable Law, direct all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

(e)        Options, Purchase Rights and Warrants.

(i)         The holder of each Option outstanding as of the date of this Agreement that has not been exercised prior to the Effective Time shall be entitled to receive an amount of cash equal to the product of the following: (i) the excess, if any, of (A) the per share Merger Consideration over (B) the exercise price per share of the Company Common Stock subject to such Option, multiplied by (ii) the number of shares of Company Common Stock issuable pursuant to the portion of such Option that is vested and unexercised immediately prior to the Effective Time. No amount greater than the amount provided under the first sentence of this subparagraph may be paid to any option holder in respect of any Option. The Company shall take all necessary actions including, without limitation, issuing or obtaining all notices or consents that the Company may, in its sole discretion consider necessary or desirable to effect the provisions of this Section 2.1(e)(i). The Surviving Corporation shall abide by the terms of the warrants to acquire Company Common Stock outstanding as of the date of this Agreement and listed on Schedule 2.1(e)(i).

(ii)       All amounts payable pursuant to Section 2.1(e)(i) shall be subject to any required withholding of Taxes and shall be paid at or as soon as reasonably practicable following the Effective Time, without interest.

(iii)      Outstanding rights to purchase shares of Company Common Stock under the ESPP shall terminate, all in accordance with the terms of the ESPP and Section 4.3.

2.2        Exchange of Certificates.

(a)        Paying Agent.   Prior to the Effective Time, Parent shall designate a bank or trust company reasonably satisfactory to the Company to act as paying agent for payment of the Merger Consideration (the “Paying Agent”). At the Effective Time, Parent shall, or shall cause the Surviving Corporation to, deposit with the Paying Agent cash in the amount of the Total Merger Consideration. Subject to Section 2.2(d), pending distribution pursuant to Section 2.2(b) of the cash deposited with the Paying Agent, such cash shall be held in trust for the benefit of the holders of shares of Company Common Stock issued and outstanding prior to the Effective Time that are to be cancelled in the Merger and such cash shall not be used for any other purposes. Any cash deposited with the Paying Agent which has not been distributed pursuant to Section 2.2(b) on or prior to the date which is one year after the Effective Time shall be turned over to Parent, subject to applicable law; provided, however, that any and all interest earned at any time on the cash deposited with the Paying Agent shall inure to the benefit of, and belong to, Parent.

(b)        Exchange Procedure.   As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into the right to receive such holder’s ratable portion of the Total Merger Consideration (the “Certificates”), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon the proper delivery of the Certificates to the Paying Agent and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions as specified by the Paying Agent or Parent for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and executed, and such other instructions, the holder of such Certificate shall be entitled to receive in exchange therefor, and the Paying Agent shall promptly distribute to such holder, the amount of cash into which the shares of Company Common Stock theretofore represented by such Certificate shall have been converted pursuant to Section 2.1(c), and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender, with respect to each share of Company the Merger Consideration, without interest, into which the shares of Company Common Stock theretofore represented by such Certificate shall have been converted pursuant to Section 2.1(c). No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate.

(c)        No Further Ownership Rights in Company Common Stock.   All cash paid upon the surrender of Certificates in accordance with the terms of this ARTICLE 2 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Certificates. At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this ARTICLE 2.

(d)        No Liability.   None of Parent, Merger Sub, the Company or the Paying Agent shall be liable to any Person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate shall not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity), the Merger Consideration shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(e)        Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay to the holder of such lost, stolen or destroyed Certificate, such holder’s Merger Consideration with respect to each share of Company Common Stock formerly represented by such Certificate.

(f)         Withholding Rights.   Parent, the Surviving Corporation or the Paying Agent shall be entitled to deduct and withhold any applicable taxes from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock. To the extent that amounts are so deducted and withheld and paid over to the appropriate taxing authority by Parent, the Surviving Corporation or the Paying Agent, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the stockholder in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1        Representations and Warranties of the Company.   The Company represents and warrants to Parent and Merger Sub that, except as expressly set forth in the written disclosure schedule prepared by the Company which is dated as of the date of this Agreement and arranged in sections corresponding to the numbered and lettered sections contained in this ARTICLE 3 and was previously delivered to Parent in connection herewith (the “Disclosure Schedule”), as of the date of this Agreement and as of the Closing Date, except where another date is specified:

(a)        Organization, Standing and Corporate Power.   Each of the Company and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized and has the requisite corporate or other power, as the case may be, and authority necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as currently conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties or operations makes such qualification or licensing necessary, other than (i) in any jurisdiction that does not recognize the concept of good standing, and (ii) in such jurisdictions where the failure to be so qualified or licensed or to be in good standing could not reasonably be expected to have a Material Adverse Effect on the Company. The Company has delivered or Made Available to Parent, prior to the execution of this Agreement, complete and correct copies of its Certificate of Incorporation and Bylaws, in each case as amended to the date of this Agreement. Except as set forth in Section 3.1(a) of the Disclosure Schedule, the Company has Made Available to Parent true and complete copies of the minute books of the Company as of the date of this Agreement (except for minutes and consents of the Company’s Board of Directors or any committee thereof relating to the evaluation of the transactions contemplated hereby and the consideration of strategic alternatives relating to the Company).

(b)        Subsidiaries; Equity Interests.   Section 3.1(b) of the Disclosure Schedule sets forth (i) a list of the Subsidiaries of the Company, (ii) the issued and outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary and (iii) the registered and beneficial holders of such shares or other equity or voting interests in each such Subsidiary. All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary have been validly issued and are fully paid and nonassessable and are owned by the Company or a direct or indirect wholly-owned subsidiary of the Company (other than directors’ or nominees’ qualifying shares in the case of the Company’s foreign Subsidiaries), free and clear of all mortgages, pledges, assessments, claims, liens, charges, security interests and other encumbrances of any kind or nature whatsoever (collectively, “Liens”). Except for the capital stock of, or other equity or voting interests in, the Subsidiaries listed in Section 3.1(b) of the Disclosure Schedule, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person. The Certificate of Incorporation and Bylaws (or other organizational documents) of each Subsidiary of the Company have been delivered or Made Available to Parent.

(c)        Capital Structure.

(i)         The authorized capital stock of the Company consists of 300,000,000 shares of Company Common Stock and 4,620,253 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock”). Of the 4,620,253 shares of Company Preferred Stock that are authorized for issuance, 300,000 shares have been designated as Series A Junior Stock, all of which shares have been reserved for issuance under the Company’s Rights Agreement, dated as of October 28, 2004, between the Company and Equiserve Trust Company, N.A. (the “Rights Agreement”). As of April 20, 2006, (A) 84,142,830 shares of Company Common Stock are issued and outstanding, (B) 7,418 shares of Company Common Stock are issued and held by the Company in its treasury and (C) no shares of Company Preferred Stock are issued and outstanding, or issued and held by the Company in its treasury.

(ii)       As of April 20, 2006 and regarding options, stock appreciation rights, restricted stock, restricted stock units or any other awards which grant a right to purchase shares of Company Common Stock (each an “Option”, and collectively, “Options”):

(A)       the Company has reserved 20,475,800 shares of Common Stock for issuance to employees, consultants and directors pursuant to the Company’s Amended and Restated 1998 Stock Option Plan (the “1998 Stock Plan”), of which 4,305,818 shares have been issued pursuant to exercises of options or restricted stock awards, 10,478,639 shares are subject to outstanding, unexercised options and restricted stock awards, and 5,691,343 shares are available for issuance thereunder;

(B)       the Company has reserved 4,446,390 shares of Common Stock for issuance to employees, consultants and directors pursuant to the Company’s 2000 Non-Qualified Stock Option Plan (the “2000 Stock Plan”), of which 68,809 shares have been issued pursuant to option exercises, 182,402 shares are subject to outstanding, unexercised options, and no shares are available for issuance thereunder;

(C)       the Company has reserved 12,270,244 shares of Common Stock for issuance to employees, consultants and directors pursuant to the Company’s Fifth Amended and Restated Employee Stock Option Plan (formerly, the 1994 Employee Stock Option Plan) (the “1994 Stock Plan”), of which 8,940,457 shares have been issued pursuant to option exercises, 189,868 shares are subject to outstanding, unexercised options, and no shares are available for issuance thereunder;

(D)       the Company has reserved 385,000 shares of Common Stock for issuance to employees, consultants and directors pursuant to the Company’s 1994 Outside Directors Non-qualified Stock Option Plan (the “1994 Director Plan”), of which 129,672 shares have been issued pursuant to option exercises, 180,000 shares are subject to outstanding, unexercised options, and no shares are available for issuance thereunder;

(E)       the Company has reserved 42,946,766 shares of Company Common Stock for issuance to employees under the Company’s Employee Stock Purchase Plan (the “ESPP” and, collectively with the 1998 Stock Plan, the 2000 Stock Plan, the 1994 Stock Plan, and the 1994 Director Plan, the “Company Stock Plans”, and each, a “Company Stock Plan”), of which 16,099,393 shares have been issued pursuant to the exercise of purchase rights and 8,159,472 shares are available for issuance thereunder. The current “Payroll Deduction Period” (as defined in the ESPP) commenced under the ESPP on March 1, 2006 and will end on May 31, 2006, and except for the purchase rights granted on such commencement date to participants in the current Payroll Deduction Period, there are no other purchase rights or options outstanding under the ESPP. A maximum of 50,000 shares of Company Common Stock may be purchased under the current Payroll Deduction Period under the ESPP on the final purchase date thereunder which is to occur on May 31, 2006. The Company will take all required actions to terminate the ESPP as of June 1, 2006 and to cause the Payroll Deduction Period to terminate effective as of June 1, 2006; and

(F)       Section 3.1(c)(ii)(F) of the Disclosure Schedule lists, as of April 20, 2006, with respect to each Option then outstanding, the holder of the Option, the number of shares of Company Common Stock subject to such Option, and the exercise price per share, date of grant, exercise or vesting schedule and expiration date thereof, including the extent to which any vesting had occurred as of the date of this Agreement. On the Closing Date, Company shall deliver to Parent an updated list of such information current as of such date. The Company has delivered or Made Available to Parent true, complete and correct copies of all Company Stock Plans and the forms of all agreements and instruments relating to or issued thereunder and such agreements and instruments have not been amended, modified or supplemented and there are no agreements to amend, modify or supplement such agreements or instruments in any case from the form provided to Parent. No consent of the holders of the Options (or participants in the ESPP), stockholders or otherwise is required in connection with the actions contemplated by Section 4.3 or Section 5.7.

(iii)      All outstanding shares of the Company’s capital stock are, and all shares of Company Common Stock reserved for issuance as specified above shall be, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, pre-emptive right, subscription right or any similar right under any provision of the DGCL, the Company’s Certificate of Incorporation, Bylaws or any Contract to which the Company or any Company Subsidiary is a party or otherwise bound. None of the outstanding shares of the Company’s capital stock has been issued in violation of any federal or state securities Laws. All of the outstanding shares of capital stock of each of the applicable Company’s Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors’ or nominee’s qualifying shares in the case of foreign Subsidiaries) are owned by the Company or a Subsidiary of the Company free and clear of all Liens. There are no accrued and unpaid dividends with respect to any outstanding shares of capital stock of the Company or any of its Subsidiaries.

(iv)       Except as set forth in Section 3.1(c)(iv) of the Disclosure Schedule or in the Company SEC Documents and for the Notes there are no agreements to which the Company is a party or by which it is bound with respect to the voting (including voting trusts or proxies), registration under the Securities Act, or sale or transfer (including agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company or its Subsidiaries.

(v)        Except as described in this Section 3.1(c) and for the Notes, no capital stock of the Company or any of its Subsidiaries or any security convertible or exchangeable into or exercisable for such capital stock, is issued, reserved for issuance or outstanding as of the date of this Agreement. Except as described in this Section 3.1(c) or in the Company SEC Documents and for the Notes, there are no options, preemptive rights, warrants, calls, rights (including “phantom” stock rights and stock appreciation rights), convertible or exchangeable securities, stock-based performance units, commitments, Contracts, arrangements, undertakings or agreements of any kind to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries is bound, (i) obligating the Company or any of it Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any of its Subsidiaries, or (ii) obligating the Company or any of its Subsidiaries to grant, extend or accelerate the vesting of otherwise amend or enter into any such option, preemptive right, warrant, call, right, convertible or exchangeable security, stock-based performance unit, commitment, Contract, arrangement, undertaking or agreement. Except for the Company’s repurchase rights with respect to unvested shares issued under the Company Stock Plans, there are no rights or obligations, contingent or otherwise (including rights of first refusal in favor of the Company), of the Company or any of its Subsidiaries, to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other Person.

(d)        Authority; Noncontravention.

(i)         The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement, subject, in the case of approving this Agreement and the consummation of the transactions contemplated by this Agreement, including the Merger, to obtaining the Stockholder Approval. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company and no other corporate authorizations or approvals on the part of the Company are necessary to approve this Agreement or to consummate the transactions contemplated by this Agreement, subject, in the case of approving this Agreement and the consummation of the transactions contemplated by this Agreement, including the Merger, to obtaining the Stockholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to (A) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar Laws relating to or affecting the enforcement of the rights and remedies of creditors generally and (B) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

(ii)       The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock as of the record date established for the Stockholders Meeting, voting as a single class, at the Stockholders Meeting in favor of adopting this Agreement (the “Stockholder Approval”) is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve and adopt this Agreement, the Merger and the other transactions contemplated hereby.

(iii)      The Board of Directors of the Company, at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions (the “Board Approval”) including (A) approving and declaring advisable this Agreement, the Merger and the other transactions contemplated hereby, (B) declaring that it is advisable and in the best interests of the Company and its stockholders that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement, (C) declaring that this Agreement is fair to the Company and its stockholders, (D) directing that this Agreement be submitted to a vote for adoption at a meeting of the Company’s stockholders to be held as soon as reasonably practicable as set forth in Section 5.1(b) and (E) recommending that the Company’s stockholders adopt this Agreement, which resolutions have not been subsequently rescinded, modified or withdrawn in any way except as permitted by Section 4.2(a) and Section 5.1(e).

(iv)       Except as set forth in Section 3.1(d)(iv) of the Disclosure Schedule, the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby and compliance by the Company with the provisions hereof, do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, (A) any provision of the Certificate of Incorporation or Bylaws of the Company or the Certificate of Incorporation or Bylaws (or similar organizational documents) of any of its Subsidiaries, (B) any provision of any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, obligation, binding arrangement, binding understanding, binding undertaking, permit, franchise or license, whether oral or written (each, including all amendments thereto, a “Contract”), to which the Company or any of its Subsidiaries is a party or any of their respective properties or assets is subject or (C) subject to the governmental filings and other matters referred to in the following paragraph, any Law applicable to the Company or any of its Subsidiaries or their respective properties or assets; other than, in the case of clauses (B) and (C), any such conflicts, violations, breaches, defaults, rights, results, losses, Liens or entitlements that could not reasonably be expected to have a Material Adverse Effect on the Company.

(v)        Except as set forth in Schedule 3.1(d)(v) of the Disclosure Schedule, no consent, approval, Order or authorization of, or registration, declaration or filing with, or notice to, any domestic or foreign (whether national, federal, state, provincial, local or otherwise) government or any court, administrative agency or commission or other governmental or regulatory authority or agency, domestic or foreign (each, a “Governmental Entity”), is required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby or compliance with the provisions hereof, except for (A) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and any applicable filings and approvals under any other antitrust, unfair competition, merger or acquisition notification, or merger or acquisition control Laws under any applicable jurisdictions, whether federal, state, local or foreign (such Laws, collectively with the HSR Act, the “Antitrust Laws”), (B) the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the approval by the Company’s stockholders of this Agreement (as amended or supplemented from time to time, the “Proxy Statement”) and such other filings, notices or reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as may be required in connection with this Agreement, the Merger and the other transactions contemplated hereby, (C) any filings or notifications required under the rules and regulations of the NASDAQ Stock Market, Inc. of the transactions contemplated hereby, and (D) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business.

(vi)       The Board Approval referred to in Section 3.1(d)(iii) constitutes approval of the Merger for purposes of Section 203 of the DGCL and represents the only action necessary to ensure that the restrictions on business combinations (as such term is defined therein) set forth in Section 203 of the DGCL does not and will not apply to the execution or delivery of this Agreement or the consummation of the Merger and the other transactions contemplated hereby. Other than Section 203 of the DGCL, no state takeover statute or similar state regulation applies to the Company or any of its Subsidiaries with respect to this Agreement, the Merger or any of the other transactions contemplated by this Agreement.

(e)        SEC Documents; Financial Statements.

(i)         The Company has filed with the SEC on a timely basis all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC since March 1, 2003, as such documents may have been amended or supplemented with the SEC since the time of filing (the “Company SEC Documents”). No Subsidiary of the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act. Each of the Company SEC Documents, (i) as of the filing date of such report, complied with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities

Act”) and the Exchange Act, as the case may be, and, to the extent then applicable, the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”), and (ii) as of its filing date (or, if amended or superseded by a subsequent filing prior to the date hereof, on the date of such filing) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 3.1(e), the term “file” shall be broadly construed to include any manner in which a document or information is furnished, transmitted or otherwise made available to the SEC.

(ii)       Each of the principal executive officer and acting principal financial officer has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the applicable Company SEC Documents (collectively, the “Certifications”) and the statements contained in such Certificates are accurate in all material respects as of the filing thereof.

(iii)      The Company has established and maintains a system of internal accounting controls designed to provide reasonable assurance (i) that receipts and expenditures are executed in accordance with management’s general or specific authorizations; (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Except as set forth in Section 3.1(e)(iii) of the Disclosure Schedule, no material weakness was identified in management’s assessment of internal controls as of February 28, 2005. Since February 28, 2005, neither the chief executive officer nor the acting principal financial officer of the Company has become aware of any fact or circumstance that is reasonably likely to result in a substantial change to the Company’s internal controls over financial reporting. Since February 28, 2005, neither the chief executive officer nor the acting principal financial officer of the Company has become aware of any fact, circumstance or change that is reasonably likely to result in a “material weakness” in the Company’s internal controls over financial reporting.

(iv)       The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are effective to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents. The Company is in compliance in all material respects with the applicable listing and other rules and regulations of The Nasdaq Stock Market.

(v)        The Company is, and since enactment of the Sarbanes-Oxley Act has been, in compliance with the applicable provisions of the Sarbanes-Oxley Act. The audit committee of the Board of Directors of the Company includes an Audit Committee Financial Expert, as defined by Item 401(h)(2) of Regulation S-K.

(vi)       The Company has adopted a code of ethics, as defined by Item 406(b) of Regulation S-K, for senior financial officers, applicable to its principal financial officer, comptroller or principal accounting officer, or persons performing similar functions. The Company has promptly disclosed, by filing a Form 8-K, any change in or waiver of the Company’s code of ethics, as required by Section 406(b) of Sarbanes-Oxley Act. To the knowledge of the Company, there have been no violations of provisions of the Company’s code of ethics.

(vii)     As of their respective filing dates with the SEC, the consolidated financial statements of the Company for the fiscal year ended February 28, 2005 and the fiscal quarters ending May 31, 2005, August 30, 2005 and November 30, 2005, in each case included in the Company SEC Documents (collectively, the “Company Financial Statements”), complied in all material respects with applicable requirements of the Securities Act and the Exchange Act, were prepared in accordance with the United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods covered (except as may be indicated therein or in the notes thereto or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited financial statements, to normal recurring year-end audit adjustments and other adjustments described therein). The audited financial statements of the Company for the fiscal year ended February 28, 2006 (the “Audited Financial Statements”) as of the date of their issuance will comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, will be prepared in accordance with GAAP applied on a consistent basis during the period covered (except as may be indicated therein or in the notes thereto) and will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the date thereof and the consolidated results of their operations and cash flows for the period then ended and will be accompanied by an unqualified opinion from Deloitte & Touche USA LLP.

(viii)    The Unaudited Financial Statements were prepared in accordance with GAAP applied on a consistent basis during the periods covered (except as may be indicated therein or as permitted by Form 10-K and except, that such Unaudited Financial Statements do not include notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the date thereof and the consolidated results of their operations and cash flows for the period then ended.

(ix)       Except as set forth in the Unaudited Financial Statements and except as arising hereunder, the Company and its Subsidiaries have no liabilities or obligations of any nature (whether absolute, accrued, asserted or unasserted, contingent or otherwise) that would be required to be reflected on or reserved against in any consolidated balance sheet of the Company prepared in accordance with GAAP that are not disclosed, reflected or reserved against in such Unaudited Financial Statements, except for such liabilities and obligations (A) that have been incurred since February 28, 2006 in the Ordinary Course of Business, or (B) that could not reasonably be expected to have a Material Adverse Effect on the Company.

(x)        Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving the Company or any of its Subsidiaries in the Company’s financial statements.

(f)         Absence of Certain Changes or Events.   Since February 28, 2006 and except as set forth in Section 3.1(f) of the Disclosure Schedule and for the transactions contemplated by this Agreement, (i) the Company and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business and (ii) there has not been: (A) any state of facts, change, development, effect, condition or occurrence that could reasonably be expected to have a Material Adverse Effect on the Company; (B) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company’s or any of its Subsidiaries’ capital stock; (C) any purchase, redemption or other acquisition of any shares of capital stock or other securities of the Company or its Subsidiaries or the issuance of any options, warrants, calls, or rights to acquire such shares or securities; (D) any split, combination or reclassification of any of the Company’s or any of its Subsidiaries’ capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company’s capital stock or other securities of the Company or any of its Subsidiaries (other than shares of Company Common Stock issuable upon the exercise of outstanding Options, Warrants, other awards under the Company Stock Plans or outstanding purchase rights under the ESPP); (E) any granting by the Company or any of its Subsidiaries to any current or former director, officer, employee or consultant (1) of any increase in compensation, bonus or other benefits (including grants of stock options, stock appreciation rights or other stock-based awards) or any such granting of any type of compensation or benefits to any current or former director, officer, employee or consultant not previously receiving or entitled to receive such type of compensation or benefit, or (2) of the right to receive any severance or termination pay, or increases therein (other than in both instances (1) and (2) increases made as required by Law or pursuant to existing Contracts or bonuses paid in the Ordinary Course of Business pursuant to compensation plans adopted prior to February 28, 2006); (F) any material change in financial or tax accounting methods, principles or practices by the Company or any of its Subsidiaries, except insofar as may have been required by a change in GAAP or applicable Law; (G) any material election with respect to taxes by the Company or any of its Subsidiaries or any settlement or compromise of any material Tax liability or refund; (H) any revaluation of the Company’s or any of its Subsidiaries’ material assets; or (I) any grants of material refunds, credits, rebates or other allowances by the Company to any end user, customer, reseller or distributor, in each case, other than in the Ordinary Course of Business.

(g)        Absence of Litigation; Investigations.   Except as disclosed in Section 3.1(g) of the Disclosure Schedule or in the Company SEC Documents, there are no claims, actions, suits, proceedings, governmental investigations, inquiries or subpoenas, which individually or in aggregate could be reasonably be expected to have a Material Adverse Effect on the Company and which would be either (i) pending against the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any current or former supervisory employee of the Company or any of its Subsidiaries with respect to any acts or omissions in connection with their employment with the Company or any of its Subsidiaries, or any properties or assets of the Company or of any of its Subsidiaries or (ii) to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any current or former supervisory employee of the Company or any of its Subsidiaries with respect to any acts or omissions in connection with their employment with the Company or any of its Subsidiaries, or any properties or assets of the Company or of any of its Subsidiaries. Neither the Company nor any Subsidiary of the Company is subject to any outstanding Order that could reasonably be expected to have a Material Adverse Effect on the Company or is reasonably expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed in Section 3.1(g) of the Disclosure Schedule, there has not been since November 30, 2005, and there is not currently any internal investigations or inquiries being conducted by the Company, its Board of Directors or any third party or Governmental Entity at the request of any of the foregoing concerning any financial, accounting, Tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance issues.

(h)        Compliance with Applicable Laws.   The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, certificates, authorizations, Orders and approvals of all Governmental Entities which are necessary or advisable to the lawful operation of the respective business of the Company and its Subsidiaries (the “Permits”), except where the failure to hold such Permits could not reasonably be expected to have a Material Adverse Effect on the Company. All such Permits are in full force and effect and the Company and its Subsidiaries are in compliance with the terms of the Permits and all applicable Laws, except where the failure so to maintain such Permits or so to comply could not reasonably be expected to have a Material Adverse Effect on the Company. The Company has not received any material notice to the effect that the Company or any of its Subsidiaries is not in compliance with the terms of such Permits or any such Laws.

(i)         Contracts.

(i)         Except for Contracts filed as exhibits to the Company SEC Documents, there are no Contracts that were required to be filed as an exhibit to those Company SEC Documents under the Exchange Act. For purposes of this Agreement, each of the following shall be deemed to constitute a “Material Contract”:

(A)       all Contracts of the Company or any of its Subsidiaries made in the Ordinary Course of Business involving payments by the Company or its Subsidiaries in excess of $250,000, or for which the Company or its Subsidiaries recorded total revenue in excess of $250,000 for the twelve-month period ending on November 30, 2005;

(B)       all Contracts relating to the employment of (a) any current officer or director based in the United States and employed by the Company or any of its Subsidiaries, requiring the payment of any severance, termination or similar payments to or requiring the payment of any bonus amounts (other than payments constituting sales commissions or sales-related bonuses) and (b) any current officer, director or person employed by the Company or any of its Subsidiaries, requiring the payment of a base salary (other than payments constituting sales commissions or sales-related bonuses), or severance, termination or similar payments in excess of (i) $150,000 on an annual basis if based in the United States or (ii) $50,000 on an annual basis if based outside of the United States;

(C)       all Contracts relating to the acquisition, transfer, development or sharing of any Intellectual Property (except for any Company Contract pursuant to which (1) any material Intellectual Property are licensed to the Company or any of its Subsidiaries under any third party software license generally available to the public or (2) any material Intellectual Property are licensed by the Company or any of its Subsidiaries in the Ordinary Course of Business pursuant to which the Company’s Software is licensed to a third-party customer, (3) commercially available over-the-counter “shrink-wrap” are used by the Company or any of its Subsidiaries in the operation of its business or (4) non-negotiated license of third party Intellectual Property are embedded in equipment or fixtures and are used by the Company or any of its Subsidiaries for internal purposes only;

(D)       all Contracts which provide for indemnification by the Company of any officer, director or employee of the Company, and a list of all such Contracts is set forth on Section 3.1(i)(i)(G) of the Disclosure Schedule;

(E)       all Contracts or legally binding commitments of the Company or any of its Subsidiaries that contain a covenant restricting in any material respect the ability of the Company or any of its Subsidiaries (or which, following the consummation of the Merger, could restrict in all material respects the ability of the Parent or any of its Subsidiaries) to compete or other covenant of the Company or any of its Subsidiaries restricting the development, manufacture, marketing or distribution of the products or services of the Company or any of its Subsidiaries or otherwise limiting in any material respect the freedom of the Company or any of its Subsidiaries to compete in any line of business or with any Person or in any area or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any assets or that by its terms purports to limit in any material respect the freedom of any successor to or affiliate of the Company after the consummation, including Contracts with “most favored customer” pricing provisions;

(F)       all Contracts containing “standstill” or similar provisions to which the Company is subject and restricted, and a list of all such Contracts is set forth in Section 3.1(i)(i)(G)of the Disclosure Schedule;

(G)      all material joint venture, partnership or other similar Contracts to which the Company or any of its Subsidiaries is a party;

(H)      all loan agreements, credit agreements, letters of credit, notes, debentures, bonds, mortgages, indentures, promissory notes and other Contracts relating to the borrowing of money or extension of credit other than standard invoice terms for payments of invoices in connection with sales of the Company’s products or services and other than agreements regarding indebtedness between the Company and any Subsidiary or among Subsidiaries of the Company (collectively, “Debt Obligations”) pursuant to which any indebtedness of the Company or any of its Subsidiaries is outstanding or may be incurred and all guarantees of or by the Company or any of its Subsidiaries of any Debt Obligations of any other Person, in each case, that involves amounts in excess of $100,000;

(I)        all powers of attorney and Contracts and arrangements pursuant to which the Company or any Subsidiary of the Company has any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, or otherwise in respect of any obligation of any Person, or any capital maintenance, keep-well or similar agreements or arrangements in any such case which, individually is in excess of $100,000;

(J)        Contracts of the Company or any of its Subsidiaries involving the lease of real property; and

(K)       all Contracts of the Company or any of its Subsidiaries made in the Ordinary Course of Business for which the Company or its Subsidiaries recorded software license revenue in excess of $100,000 during the period beginning on December 1, 2005 and ending on the date of this Agreement.

(ii)       except as set forth in Section 3.1(i)(ii) of the Disclosure Schedule, each Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(iii)      Subject to those matters set forth in the second sentence of this paragraph, Section 3.1(i)(iii)(A) of the Disclosure Schedule sets forth as of the date of this Agreement a true and complete list, in all material respects, of all outstanding client matters of the Company or any of its Subsidiaries which have resulted in commitments or obligations to deliver services or enhancements at no charge to customers, consultants or other third parties, the actual hours and the estimated total hours for completion of each such commitment or obligation, the names of such customers, consultants or third parties and the name of the Company’s products involved in such commitments or obligations, except that Section 3.1(i)(iii)(A) of the Disclosure Schedule does not contain any matter related to “fixed fee” or “not-to-exceed” engagements, pre-sales related services or non-billable travel associated with the provision of services. The actual hours set forth in Section 3.1(i)(iii)(A) of the Disclosure Schedule accurately reflect in all material respects all hours incurred for each such commitment or obligation as of the date of this Agreement. The actual hours set forth in Section 3.1(i)(iii)(A) of the Disclosure Schedule agree with, and have been reconciled to, in all material respects, the hours entered into the Company’s internal time tracking systems. The estimated hours for completion accurately represent management’s reasonable judgment of the amount of time required to complete each such commitment or obligation. Each such commitment or obligation and quarterly adjusting entry thereof prepared by the Company’s Representatives are reasonably reviewed and approved by management of the Company.

(iv)       Neither the Company or any of its Subsidiaries has materially violated or breached, or committed any default under, any Material Contract, and, to the Knowledge of the Company, no other Person has materially violated or breached or committed any default under, any Material Contract.

(v)        Except as disclosed in Section 3.1(i)(v) of the Disclosure Schedule, to the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time), would reasonably be expected to: (a) result in a material violation or breach of any provision of any Material Contract; (b) give any Person the right to declare a default or exercise any remedy under any Material Contract; (c) give any person the right to receive or require a material rebate, chargeback, penalty or change in delivery schedule under any Material Contract; (d) give any Person the right to accelerate the maturity or performance of any Material Contract; or (e) give any Person the right to cancel terminate or modify any Material Contract, in each case, in a manner that would reasonably be expected to have a Material Adverse Effect on the Company.

(vi)       The Company has Made Available to Parent true and complete copies of each Material Contract (including all amendments thereto).

(j)         Absence of Changes in Benefit Plans; Employment Matters.

(i)         Except as set forth in Section 3.1(j)(i) of the Disclosure Schedule and except as expressly permitted or required by this Agreement, since February 28, 2006, there was no adoption or amendment in any respect by the Company or any entity, trade or business that is required, together with the Company, to be treated as a single employer under Section 414 of the Code or Section 4001 of ERISA (a “Controlled Group Member”) of:

(A)       Other than the termination of the ESPP, any stock ownership, stock purchase, stock appreciation, stock option or phantom stock benefit plan, program or arrangement (whether oral or written) not governed by ERISA (together, “Equity Benefit Plans”),

(B)       any pension, profit and retirement savings, cafeteria, severance, disability, death, medical, welfare or other benefit plan, program or arrangement (whether oral or written), that is an “employee benefit plan,” as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (together, “ERISA Benefit Plans”), or

(C)       any deferred compensation, cash bonus, stock bonus, performance or other incentive compensation, severance, vacation, paid time off or paid sick time benefit plan, program or arrangement (whether oral or written) that is not governed by ERISA (together, “Non-ERISA Benefit Plans”).

The Company has Made Available to Parent, prior to the execution of this Agreement, complete and correct copies of agreements or arrangements (whether oral or written) between the Company or any Controlled Group Member, on the one hand, and any current or former director, officer, employee or consultant of the Company or any Controlled Group Member, on the other hand, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement.

(k)        Labor Matters.   Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, contract or other agreement or understanding with a labor or trade union, labor organization, staff association or works council, or similar grouping of employee representations and, to the Knowledge of the Company, there are no attempts to organize any of the Company’s or any of its Subsidiaries’ employees by any Person, unit or group seeking to act as their bargaining agent. Except as set forth in Section 3.1(k) of the Disclosure Schedule, the Company has complied in all material respects with all applicable Laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal employment opportunity, collective bargaining, nondiscrimination, and the withholding and payment of social security and other Taxes. There are no pending or, to the Knowledge of the Company, threatened charges of unfair labor practices or of employment discrimination or of any other illegal action with respect to any aspect of employment of any Person employed or formerly employed by the Company or any of its Subsidiaries. To the Knowledge of the Company, no union representation elections relating to the Company’s employees have been scheduled by any Governmental Entity and no investigation of the employment policies or practices of the Company by any Governmental Entity is pending or threatened.

(l)         Employee Benefit Matters.   Set forth in Section 3.1(l) of the Disclosure Schedule is a list of (i) each loan to any employee, officer or director, (ii) each ERISA Benefit Plan, (iii) each Equity Benefit Plan and (iv) each Non-ERISA Benefit Plan, sponsored or maintained by the Company or any Controlled Group Member or to which the Company or any Controlled Group Member is required to make material contributions (such plans, agreements, arrangements and related trusts and related agreements and arrangements being hereinafter referred to as the “Benefit Plans”). The Company has delivered or Made Available to Parent true and complete copies of all Benefit Plans, summary plan descriptions, forms of agreements generally representing awards (including stock options) granted thereunder, and all financial statements, actuarial reports and annual reports and returns filed with the Internal Revenue Service or Department of Labor with respect to the three (3) most recent filings made for such Benefit Plans prior to the date of this Agreement. In addition:

(i)         each Benefit Plan has been operated and administered in compliance with its terms in all material respects;

(ii)       each Benefit Plan complies in all material respects with all applicable requirements of ERISA and the Internal Revenue Code of 1986, as amended (the “Code”) and with all other applicable Laws;

(iii)      each Benefit Plan intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service as to its qualification under Section 401(a) of the Code, and nothing has occurred that could adversely affect such qualified status;

(iv)       neither the Company nor any Controlled Group Member maintains, sponsors or contributes to, or has maintained, sponsored or contributed to, any “defined benefit plan” (within the meaning of Section 3(35) of ERISA), any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), or any “multiple employer plan” (within the meaning of Section 413 of the Code);

(v)        no “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975(c) of the Code) has occurred with respect to any ERISA Benefit Plan, based on the Knowledge of the Company with respect to individuals who are not employees or directors of the Company;

(vi)       except as set forth in Section 3.1(l)(vi) of the Disclosure Schedule, each Benefit Plan (other than a Company Stock Plan) can be amended, discontinued or terminated at any time

(including after the Effective Time) in accordance with its terms, without liability (other than (A) liability for ordinary administrative expenses typically incurred in a termination event, or (B) liabilities for which sufficient assets are set aside in a trust or insurance contract to satisfy such liabilities or which are accrued on the Unaudited Financial Statements);

(vii)     except as set forth in Section 3.1(l)(vii) of the Disclosure Schedule, all contributions required to be made in connection with any Benefit Plan through the date of this Agreement have been timely made or, if not yet due, have been accrued on the Unaudited Financial Statements;

(viii)    other than claims in the ordinary course for benefits with respect to the Benefit Plans, there are no actions, suits or claims pending with respect to any Benefit Plan, or, to the Knowledge of the Company, any circumstances which might give rise to any such action, suit or claim;

(ix)       all reports, returns and similar documents with respect to the Benefit Plans required to be filed with any Governmental Entity have been timely filed;

(x)        neither the Company, nor any Controlled Group Member has any obligation to provide health or other welfare benefits to former, retired or terminated employees, except as specifically required under Section 4980B of the Code or Part 6 of Subtitle B of Title I of ERISA, and the Company and the Controlled Group Members have complied in all material respects with the notice and continuation requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder;

(xi)       except as set forth in Section 3.1(l)(xi) of the Disclosure Schedule, which specifies the payments which may constitute parachute payments under Section 280G of the Code on the basis of the assumptions described therein, there is no agreement, plan, arrangement or other contract covering any current or former employee or other service provider of Company or any Controlled Group Member to which the Company or any Controlled Group Member is a party or by which Company or any Controlled Group Member is bound that, considered individually or considered collectively with any other such agreements, plans, arrangements or other contracts, will, or would reasonably be expected to, as a result of the transactions contemplated hereby (whether alone or upon the occurrence of any additional or subsequent event, including termination of employee or other service status), give rise directly or indirectly to the payment of any amount that would reasonably be expected to be characterized as a “parachute payment” within the meaning of Section 280G of the Code. Section 3.1(l)(xi) of the Disclosure Schedule lists each Person who Company reasonably believes is a “disqualified individual” (within the meaning of Section 280G of the Code and the U.S. Treasury Regulation thereunder). Except as otherwise set forth in Section 3.1(l)(xi) of the Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereunder (whether alone or upon the occurrence of any additional or subsequent event, including termination of employee or other service status) will accelerate the time of payment or vesting of any compensation or benefits under any Benefit Plan, or increase the amount of compensation or benefits due any employee or former employee of Company. On the Closing Date, Company shall deliver a complete update to 3.1(l)(xi) of the Disclosure Schedule current as of that date; and

(xii)     each Benefit Plan that is maintained outside of the United States or that is for the benefit of employees, directors or consultants outside the United States is in material compliance with applicable laws.

(m)      Taxes.

(i)         Except as set forth in Section 3.1(m) of the Disclosure Schedule, each of the Company and the Subsidiaries has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were true, correct and complete in all material respects.

Neither the Company nor any Subsidiary is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which only the Company and the Subsidiaries are or were members. Each of the Company and the Subsidiaries has paid on a timely basis all material Taxes that were due and payable through the date of this Agreement. The unpaid Taxes of the Company and each Subsidiary for Tax periods through the date of the Unaudited Financial Statements do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Unaudited Financial Statements. Neither the Company nor any Subsidiary (i) has any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign Law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any Person other than the Company or any Subsidiary, or (ii) is a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement. All material Taxes that the Company or any Subsidiary was required by Law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity. For purposes of this Agreement, (i) “Taxes” shall mean any and all taxes, charges, fees, duties, contributions, levies or other similar assessments or liabilities in the nature of a tax, including income, gross receipts, corporation, ad valorem, premium, value-added, good and services, harmonized sales tax, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, estimated, registration, recording, excise, real property, personal property, sales, use, license, lease, service, service use, transfer, withholding, employment, unemployment, insurance, social security, national insurance, business license, business organization, environmental, workers compensation, payroll, profits, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes of any kind whatsoever imposed by the United States of America or any state, local or foreign government, or any agency or political subdivision thereof, and any interest, fines, penalties, assessments or additions to tax imposed with respect to such items or any contest or dispute thereof, and (ii) “Tax Returns” shall mean any and all reports, returns, computations, declarations, or statements relating to Taxes, including any schedule or attachment thereto and any related or supporting workpapers or information with respect to any of the foregoing, including any amendment thereof.

(ii)       The Company has delivered or Made Available to Parent for inspection (i) complete and correct copies of all Tax Returns of the Company or any Subsidiary relating to Taxes for the three fiscal years ended February 28, 2005, where filed and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Company or any Subsidiary relating to Taxes for the three fiscal years ended February 28, 2005. Except as specified in Section 3.1(m)(ii) of the Disclosure Schedule, no examination or audit of any Tax Return of the Company or any Subsidiary by any Governmental Entity is currently in progress. Neither the Company nor any Subsidiary has been informed by any jurisdiction that the jurisdiction formally asserts that the Company or any Subsidiary was required to file any Tax Return that was not filed. Except as specified in Section 3.1(m)(ii) of the Disclosure Schedule, neither the Company nor any Subsidiary has (i) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (iii) executed or filed any power of attorney with any taxing authority.

(iii)      Neither the Company nor any Subsidiary (i) has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that may be treated as an “excess parachute payment” under Section 280G of the Code (without regard to Sections 280G(b)(4) and 280G(b)(5) of the Code) or (ii) has made any payments and is not a party to any agreement, and does not maintain any plan, program or arrangement, that could require it to make any payments that would not be fully deductible by reason of Section 162(m) of the Code.

(iv)       None of the assets of the Company or any Subsidiary (i) is property that is required to be treated as being owned by any other Person pursuant to the provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, (ii) is “tax-exempt use property” within the meaning of Section 168(h) of the Code, (iii) directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code or (iv) is subject to a lease under Section 7701(h) of the Code or under any predecessor section.

(v)        Neither the Company nor any of the Subsidiaries is required to include any material amounts in income, or exclude any material items of deduction, in a taxable period beginning after the Effective Time (a “Post-Closing Tax Period”) as a result of: (i) a change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) a closing agreement as described in Section 7121 of the Code (or corresponding or similar provision of state, local or foreign Tax laws); (iii) an installment sale or open transaction arising in a taxable period ending on or before the Closing Date (a “Pre-Closing Tax Period”); (iv) a prepaid amount received, or paid, in a Pre-Closing Tax Period; or (v) deferred gains that could be recognized in a Post-Closing Tax Period, except as specified in Section 3.1(m)(v) of the Disclosure Schedule.

(vi)       Other than by their own expiration over time or by a change in the underlying trade, there is no limitation on the utilization by either the Company or any Subsidiary of its net operating losses, built-in losses, Tax credits, or similar items under Sections 382, 383, or 384 of the Code or comparable provisions of foreign state or local Law (other than any such limitation arising as a result of the consummation of the transactions contemplated by this Agreement).

(vii)     Neither the Company nor any Subsidiary (i) is a “consenting corporation” within the meaning of former Section 341(f) of the Code, and none of the assets of the Company or any Subsidiary is subject to an election under former Section 341(f) of the Code, or (ii) has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(viii)    Neither the Company nor any Subsidiary has distributed to its stockholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company or any Subsidiary been distributed, in a transaction to which Section 355 of the Code applies (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(ix)       Except as set forth in Section 3.1(m)(ix) of the Disclosure Schedule, neither the Company nor any Subsidiary owns any interest in an entity that is characterized as a partnership for federal income Tax purposes.

(x)        Section 3.1(m)(x) of the Disclosure Schedule sets forth each jurisdiction (other than United States federal) in which the Company or any Subsidiary files, is required to file or has been required to file a Tax Return or is or has been liable for any Taxes on a “nexus” basis.

(xi)       Neither the Company nor any Subsidiary is or has been a passive foreign investment company within the meaning of Sections 1291-1297 of the Code.

(xii)     Except as set forth in Section 3.1(m)(xii) of the Disclosure Schedule, neither the Company nor any Subsidiary has incurred (or been allocated) an “overall foreign loss” as defined in

Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(1) and/or 904(f)(3) of the Code.

(xiii)    Neither the Company nor any Subsidiary is a party to a gain recognition agreement under Section 367 of the Code.

(xiv)     There are no Tax Liens or other encumbrances with respect to Taxes upon any of the assets or properties of the Company or any Subsidiary, other than with respect to Taxes not yet due and payable.

(xv)      Section 3.1(m)(xv) of the Disclosure Schedule lists all “nonqualified deferred compensation plans” (within the meaning of Section 409A of the Code) to which the Company or any Subsidiary is a party. Each such nonqualified deferred compensation plan complies with the requirements of paragraphs (2), (3) and (4) of Section 409A(a) of the Code by its terms and has been operated in good faith in accordance with such requirements.

(xvi)     Except as set forth in Section 3.1(m)(xvi) of the Disclosure Schedule, there has been no change in the underlying trade in the Company or any of its Subsidiaries prior to the date of this Agreement.

(n)        Title to Properties.

Each of the Company and its Subsidiaries has marketable and legal title to, or valid leasehold interests in, all of its material properties and assets except for such as are no longer used in the conduct of its businesses or as have been disposed of in the Ordinary Course of Business and except for defects in title, easements, restrictive covenants and similar Liens and encumbrances that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth in Section 3.1(n) of the Disclosure Schedule, all such properties and assets, other than properties and assets in which the Company or any of its Subsidiaries has a leasehold interest, are free and clear of all Liens, except for Liens that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company.

(i)         Each of the Company and its Subsidiaries has complied with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect, except for such non-compliances or failures to be in full force and effect that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company. The Company and its Subsidiaries enjoy peaceful and undisturbed possession in all material respects under all such leases.

(o)        Intellectual Property.

(i)         Section 3.1(o)(i) of the Disclosure Schedule lists all registered trademarks and applications therefor, registered copyrights and applications therefor, patents and patent applications, and the jurisdictions in which each of the foregoing was or is filed or registered, owned by the Company or any of its Subsidiaries. To the Company’s Knowledge, all necessary and material registration, maintenance and renewal fees in connection with the foregoing have been paid and all necessary material documents and certificates in connection with the foregoing have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of perfecting, prosecuting and maintaining the foregoing. To the Company’s Knowledge, there are no actions that are required to be taken by Company within 120 days of the date of this Agreement with respect to any of the foregoing, except as set out in Section 3.1(o)(i) of the Disclosure Schedule.

(ii)       Except as disclosed in Section 3.1(o)(ii) and Section 3.1(o)(iii) of the Disclosure Schedule, each of the Company and its Subsidiaries owns, or is validly licensed or otherwise has the right to use, in each case free and clear of any Liens, all Intellectual Property used or necessary to carry on its business as currently conducted. Such Intellectual Property constitutes all the Intellectual Property necessary to the conduct of the business of the Company and its Subsidiaries as currently conducted.

(iii)      To the Knowledge of the Company, none of the Company or any of its Subsidiaries has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property or other proprietary information of any other Person. Except as disclosed in Section 3.1(o)(iii) of the Disclosure Schedule, (A) none of the Company or any of its Subsidiaries has received in the past five years any charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or other conflict or challenging the ownership, use, validity or enforceability of any Intellectual Property owned by, licensed to or otherwise used by the Company or any of its Subsidiaries nor, to the Knowledge of the Company, is there a reasonable basis for any such claim nor has there been pending in the past five years any such charge, complaint, claim, demand, or notice (B) none of the Company or any of its Subsidiaries is party to or the subject of any pending or, to the Knowledge of the Company, threatened, suit, claim, action, investigation or proceeding with respect to any such infringement, misappropriation or conflict, that has not been settled or otherwise fully resolved, (C) to the Knowledge of the Company, since April 30, 2001, no other Person has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property owned by, licensed to or otherwise used by the Company or any of its Subsidiaries, and (D) none of the Company or any of its Subsidiaries has received any opinion of counsel that a third party patent applies to any product produced, marketed, licensed, sold or distributed by the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has brought any action, suit or proceeding for infringement of any Intellectual Property of the Company or any of its Subsidiaries, or for breach of any license or agreement involving any of such Intellectual Property, against any party, and to the Knowledge of the Company there is no unauthorized use, disclosure, infringement or misappropriation of any such Intellectual Property by any third party, including any employee or former employee of the Company or any of its Subsidiaries.

(iv)       Except as set forth on Section 3.1(o)(iv) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was owned by the Company or any Subsidiary and is necessary for the conduct of the business of the Company or any of its Subsidiaries as currently conducted or currently proposed to be conducted, to any third party.

(v)        Section 3.1(o)(v) of the Disclosure Schedule contains a list of current employees or consultants of the Company and its Subsidiaries who are involved in the development of Software or issued patents owned by the Company or its Subsidiaries and who have not executed the Company’s applicable standard form Conditions of Employment or Consulting Agreement as provided to Parent, or another agreement imposing substantially similar obligations regarding confidentiality and assignment of Intellectual Property. Each of the Company and its Subsidiaries has taken reasonable steps (based on standard industry practices) to protect its Intellectual Property and rights thereunder owned by the Company and necessary for the conduct of the business of the Company or any of its Subsidiaries as currently conducted or currently proposed to be conducted, and, to the Knowledge of the Company, no rights to such Intellectual Property have been lost or are in jeopardy of being lost as a result of any act or omission by the Company or any of its Subsidiaries.

(vi)       “Intellectual Property” means all intellectual property, including but not limited to (A) inventions (whether patentable or unpatentable and whether or not reduced to practice), ideas, research and techniques, technical designs, discoveries and specifications, improvements, modifications, adaptations, and derivations thereto, and patents, patent applications, models, industrial designs, inventor’s certificates, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof (the “Patents”), (B) trademarks, all service marks, logos, trade dress, brand names and trade names, assumed names, corporate names and other indications of origin (whether registered or unregistered), (C) copyrights (whether registered or unregistered and any applications for registration therefor, including any modifications, extensions or renewals thereof), (D) trade secrets, know-how and confidential business information and rights in any jurisdiction to limit the use or disclosure thereof by any Person, (E) Software, (F) Internet domain names, and (G) moral rights, publicity rights and customer lists.

(p)        Software.

(i)         The Software owned by the Company or any of its Subsidiaries, was either (A) developed by employees of the Company or its Subsidiaries within the scope of their employment, (B) developed by independent contractors who have assigned their rights to the Company or its Subsidiaries pursuant to written agreements or (C) otherwise lawfully acquired by the Company or its Subsidiaries from a third party pursuant to written agreements. To the Knowledge of the Company, such Software does not contain any programming code, documentation or other material or development environments that embody Intellectual Property rights of any Person other than the Company or its Subsidiaries, except for such materials or development environments obtained by the Company or its Subsidiaries from (A) third parties pursuant to valid licenses or other agreements or (B) other Persons who make such materials or development environments generally available to all interested purchasers or end-users on standard commercial terms. Except as disclosed in Section 3.1(p)(i) of the Disclosure Schedule, the source code of any of the Company’s Software and the data associated therewith have not been licensed or otherwise provided to another Person, and have been safeguarded and protected as confidential and proprietary Company information. “Software” means any and all (A) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (B) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (C) descriptions, schematics, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and (D) all documentation, including user manuals and training materials, relating to any of the foregoing.

(ii)       Section 3.1(p)(ii) of the Disclosure Schedule lists all software or other material that is made generally available to the public, under license (including but not limited to the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, and any other similar “free software” or “open source” licenses) without requiring the payment of any fees or royalties (“Open Source Materials”) used by Company or its Subsidiaries in any way, and describes the manner in which such Open Source Materials were used (such description shall include whether (and, if so, how) the Open Source Materials were modified and/or distributed by Company or its Subsidiaries). Neither the Company nor any of its Subsidiaries have (A) incorporated Open Source Materials into, or combined Open Source Materials with, the Intellectual Property owned by the Company or its Subsidiaries and necessary for the conduct of the business of the Company or any of its Subsidiaries as currently conducted or currently proposed to be conducted, except as set forth on Section 3.1(p)(ii) of the Disclosure Schedule; (B) distributed Open Source Materials in conjunction with any Intellectual Property owned by the Company or its Subsidiaries and necessary for the conduct of the business of the Company or any of its Subsidiaries as currently conducted or currently proposed to be conducted, except as set forth on Section 3.1(p)(ii) of the Disclosure Schedule; or (C) used Open Source Materials that create, or purport to create, obligations for Company or its Subsidiaries with respect to, or grant, or purport to grant, to any third party, any rights or immunities under, Intellectual Property owned by the Company or its Subsidiaries and necessary for the conduct of the business of the Company or any of its Subsidiaries as currently conducted or currently proposed to be conducted (including, but not limited to, using any Open Source Materials that require, as a condition of use, modification and/or distribution of such Open Source Materials that other software incorporated into, derived from or distributed with such Open Source Materials be (x) disclosed or distributed in source code form, (y) licensed for the purpose of making derivative works, or (z) redistributable at no charge).

(iii)      The Company and its Subsidiaries use commercially available antivirus software with the intention of protecting Company’s software products from becoming infected by viruses and other harmful code.

(q)        Environmental Matters.

(i)         Except for such matters that individually and in the aggregate have not had and could not reasonably be expected to have a Material Adverse Effect on the Company: (i) each of the Company and its Subsidiaries is and has been in compliance with all applicable Environmental Laws and possesses and is and has been in compliance with all required Environmental Permits; (ii) there are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, and (iii) none of the Company or any of its Subsidiaries or any of their predecessors has caused any releases or threatened release of Hazardous Materials at any property currently or formerly owned or operated by the Company or any of its Subsidiaries or any of their predecessors, or at any offsite disposal location in connection with the current or past operations of the Company or any of its Subsidiaries or their predecessors.

(ii)       For purposes of this Agreement, the following defined terms shall apply:

(A)       “Environmental Claims” means any and all actions, Orders, suits, demands, directives, claims, Liens, investigations, proceedings or notices of violation by any Governmental Entity or other Person alleging potential responsibility or liability arising out of, based on or related to (1) the presence, release or threatened release of, or exposure to, any Hazardous Materials at any location or (2) circumstances forming the basis of any violation or alleged violation of any Environmental Law;

(B)       “Environmental Laws” means all Laws relating to pollution or protection of the environment or human health;

(C)       “Environmental Permits” means all permits, licenses, registrations and other authorizations required under applicable Environmental Laws; and

(D)       “Hazardous Materials” means all hazardous, toxic, explosive or radioactive substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos, polychlorinated biphenyls, radon gas and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

(r)        Insurance.   The Company has Made Available to Parent accurate and complete copies of all material insurance policies and all material self insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company. To the Knowledge of the Company, each of such insurance policies is in full force and effect. Except as disclosed in Section 3.1(r) of the Disclosure Schedule, since November 30, 2004, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy; (ii) refusal or denial of any material coverage, reservation or rights or rejection of any material claim under any insurance policy; or (iii) material adjustment in the amount of the premiums payable with respect to any insurance policy.

(s)        Opinion of Financial Advisor.   The financial advisor of the Company, Lehman Brothers, has delivered to the Company an opinion dated as of the date of this Agreement to the effect that as of the date of this Agreement, the Merger Consideration is fair, from a financial point of view, to the stockholders of the Company. The Company has provided a true, complete and correct copy of such opinion to Parent. As of the date hereof, such opinion has not been withdrawn, revoked or modified.

(t)         Brokers; Schedule of Fees.

(i)         No broker, investment banker, finder or financial advisor or other Person has been retained by, or is authorized to act on behalf of the Company or any of its Subsidiaries, and is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement (other than Lehman Brothers, Inc., whose brokerage, investment banking, finders and financial advisory fees shall be paid by the Company). The Company has delivered or Made Available to Parent a complete and correct copy of all agreements between the Company and Lehman Brothers pursuant to which such firm could be entitled to any payment relating to the transactions contemplated hereby and thereby.

(u)        Rights Agreement.   The Rights Agreement has been amended so that the entering into of this Agreement and the Voting Agreements, and the consummation of the transactions contemplated hereby and thereby, do not and will not, (A) result in any Person being deemed to have become an Acquiring Person (as defined in the Rights Agreement), (B) result in the ability of any Person to exercise any Rights (as defined in the Rights Agreement) under the Rights Agreement, (C) enable or require the Rights to separate from the Company Common Stock to which they are attached or to be triggered or become exercisable or (D) enable the Company to exchange any Rights for shares of the Company’s capital stock, pursuant to the Rights Agreement. No Distribution Date, Stock Acquisition Date, Triggering Event (as such terms are defined in the Rights Agreement) or similar event has occurred or will occur by reason of (x) the adoption, approval, execution or delivery of this Agreement and the Voting Agreements, (y) the public announcement of such adoption, approval, execution or delivery or (z) the consummation of the transactions contemplated hereby and thereby.

3.2        Representations and Warranties of Parent and Merger Sub.   Parent and Merger Sub represent and warrant to the Company as follows as of the date of this Agreement and as of the Closing Date, except where another date is specified:

(a)        Organization, Standing and Corporate Power.   Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized and has the requisite corporate power and authority to carry on its business as now being conducted. Each of Parent and Merger Sub has delivered or Made Available to Parent prior to the execution of this Agreement, complete and correct copies of its Certificate of Incorporation and Bylaws, in each case as amended to the date of this Agreement.

(b)        Authority; Noncontravention.

(i)         Parent and Merger Sub have the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. Assuming the accuracy of the representations and warranties of the Company set forth in Section 3.1(d)(i), the execution and delivery of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub (except for the approval by the sole stockholder of Merger Sub, which approval Parent shall cause to be obtained promptly following the execution and delivery of this Agreement) and no other corporate proceedings on the part of Parent or Merger Sub are necessary to approve this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and each constitutes a legal, valid and binding obligation of Parent and Merger Sub, as applicable, enforceable against Parent and Merger Sub, as applicable, in accordance with its terms subject to (A) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar Laws relating to or affecting the enforcement of the rights and remedies of creditors generally and (B) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

(ii)       The execution and delivery of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement, and compliance by Parent and Merger Sub with the provisions of this Agreement, do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent or Merger Sub under, (A) any provision of the Certificate of Incorporation or Bylaws of the Parent or the Certificate of Incorporation or Bylaws of Merger Sub, (B) subject to the governmental filings and other matters referred to in the following paragraph, any Law or Order, in each case, applicable to Parent or Merger Sub or their respective properties or assets; other than, in the case of clause (B), any such conflicts, violations, breaches, defaults, rights, results, losses, Liens or entitlements that could reasonably be expected to prevent or materially impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement.

(iii)      No consent, approval, Order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement or the compliance with the provisions by this Agreement, except for (A) the filing of a premerger notification and report form by Parent and Merger Sub under the HSR Act, and any applicable filings and approvals under other Antitrust Laws, (B) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business and (C) such other consents, approvals, Orders, authorizations, registrations, declarations, filings or notices the failure of which to be obtained or made could not reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other transactions contemplated by this Agreement.

(c)        Litigation.   There is no suit, claim, action, investigation or proceeding pending or, to the Knowledge of Parent or Merger Sub, threatened against or affecting Parent or Merger Sub or any of their respective assets or properties before or by any Governmental Entity that, individually or in the aggregate, could reasonably be expected to prevent or materially impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement, nor is there any Order of any Governmental Entity or arbitrator outstanding against Parent or Merger Sub that, individually or in the aggregate, could reasonably be expected to prevent or materially impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement.

(d)        Brokers.   No broker, investment banker, financial advisor or other Person has been retained by, or is authorized to act on behalf of, Parent or any of its Subsidiaries and is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement (other than Citigroup Inc., whose fees shall be paid by Parent).

(e)        Interim Operations of Merger Sub.   Merger Sub has not engaged in any business activities and has conducted its operations only as contemplated hereby. Merger Sub has not incurred, directly or indirectly, any material liabilities or obligations except those in connection with its organization or with the negotiation and execution of this Agreement and the performance of the transactions contemplated hereby.

(f)         Financing and Financing Commitments.   On or prior to the date of this Agreement, Parent has delivered to the Company a true and complete copy of (i) the commitment letter dated as of the date of this Agreement and issued by Citicorp North America, Inc., Citigroup Global Markets, Inc., UBS Loan Finance LLC and UBS Securities (the “Commitment Letter”) to provide Parent, in accordance with the terms thereof, with proceeds of not less than $225,000,000, and (ii) the stock purchase agreement, dated the date hereof, by and between Parent and Funds Affiliated with Thoma Cressey Equity Partners, Inc. (the “Stock Purchase Agreement”) to provide Parent, in accordance with the terms thereof, with proceeds not less than $50,000,000, in each case, in connection with the Merger and the transactions contemplated hereby. The Commitment Letter and the Stock Purchase Agreement are in full force and effect. As of the Closing, assuming satisfaction of the condition set forth in Section 6.2(h), Parent will have available to it sufficient funds to consummate the Merger (including payment in full for all shares of Company Common Stock outstanding at the Effective Time) and the other transactions contemplated hereby (including, but not limited to, those contemplated by Section 5.8 hereof).

(g)        Full Disclosure.   None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

ARTICLE 4

COVENANTS RELATING TO CONDUCT OF BUSINESS

4.1        Conduct of Business.   Except as previously consented to in writing by Parent or otherwise expressly permitted by this Agreement, between the date of this Agreement and the earlier of the termination of this Agreement or the Effective Time (the “Interim Period”), (i) the Company shall, and shall cause its Subsidiaries, (A) to operate their respective businesses in the Ordinary Course of Business, and (B) to use all commercially reasonable efforts to preserve intact their assets, properties, Contracts and licenses of their current business organization, keep available the service of their current officers and employees and preserve their relationships with customers, suppliers, distributors, lessors, licensors, licensees, creditors, employees, contractors and others having business dealings with them, and (ii) the Company shall not, and shall not permit any of its Subsidiaries to:

(a)        declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock;

(b)        purchase, redeem or otherwise acquire any shares of capital stock or any other securities of the Company or its Subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities, or take any action to accelerate any vesting provisions of any such shares or securities, other than (i) the acceleration of Options in accordance with their terms, (ii) the acceleration of the final purchase date of the Payroll Deduction Period under the ESPP, (iii) the repurchase of shares from employees or former employees of the Company or any of its Subsidiaries pursuant to elections made by employees or former employees to sell or otherwise transfer shares of Company Common Stock to the Company to satisfy withholding obligations, and (iv) the repurchase of unvested shares by the Company, at a price per share not greater than the purchase price originally paid for those shares, from employees or service providers of the Company or any of its Subsidiaries in connection with the termination of their employment with or service to the Company or its Subsidiaries;

(c)        split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock or any of its other securities;

(d)        issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other equity or voting interests or any securities convertible into, or exchangeable for, or any options, warrants, calls or rights to acquire, any such shares, voting securities or convertible or exchangeable securities or any stock appreciation rights or other rights that are linked in any way to the price of Company Common Stock or in any way alter the capitalization structure of the Company existing on the date of this Agreement (other than the issuance of shares of Company Common Stock upon the exercise of Options or Warrants outstanding on the date of this Agreement pursuant to their terms as in effect on the date of this Agreement or as a result of the transactions contemplated hereby);

(e)        amend or propose to amend its Certificate of Incorporation or Bylaws (or similar organizational documents);

(f)         directly or indirectly, acquire or agree to acquire (i) by merging or consolidating with, or by purchasing all or substantially all of the assets or capital stock of, or by any other manner, any assets constituting a material business or any corporation, partnership, limited liability company, joint venture or association or other entity or division thereof, or any direct or indirect interest in any of the foregoing, or (ii) any material assets, other than inventory or immaterial assets in each case in the Ordinary Course of Business;

(g)        adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries or otherwise permit the corporate existence of the Company or any of its Subsidiaries to be suspended, lapsed or revoked;

(h)        directly or indirectly sell, lease, license, sell and leaseback, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets or any interest therein with a value, individually or in the aggregate, in excess of $150,000, except in the Ordinary Course of Business;

(i)         (i) repurchase, prepay or incur any indebtedness or assume, guarantee or endorse any indebtedness of another Person, or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, except for borrowings in the Ordinary Course of Business or transactions between the Company and Parent or (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than the Company or any direct or indirect wholly-owned Subsidiary of the Company;

(j)         incur or commit to incur any capital expenditures, or any obligations or liabilities in connection therewith that, in individually or in the aggregate, are in excess of $100,000, except in the Ordinary Course of Business;

(k)        pay, discharge, settle or satisfy any claims (including claims of stockholders), liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the Ordinary Course of Business as required by any Contract, any applicable Law or any Order or as required by their terms as in effect on the date of this Agreement of material claims, liabilities or obligations reflected or reserved against in the Unaudited Financial Statements (for amounts not in excess of such reserves) or incurred since the date of such Unaudited Financial Statements in the Ordinary Course of Business, or waive, release, grant or transfer any right of material value, other than in the Ordinary Course of Business, or waive any material benefits of, or agree to modify in any adverse respect, or, subject to the terms hereof, fail to enforce, or consent to any matter with respect to which its consent is required under, any material confidentiality, standstill or similar agreement to which the Company or any of its Subsidiaries is a party;

(l)         enter into, modify, amend or terminate (i) any Contract which if so entered into, modified, amended or terminated could be reasonably likely to (x) have a Material Adverse Effect on the Company, (y) impair in any material respect the ability of the Company to perform its obligations under this Agreement or (z) prevent or materially delay the consummation of the transactions contemplated by this Agreement or (ii) except in the Ordinary Course of Business, any Material Contract to which the Company or any Subsidiary thereof is a party;

(m)      (i)   except as set forth in Section 4.1(m)(i) of the Disclosure Schedule and as otherwise contemplated by this Agreement or as required to comply with applicable Laws or any Contract or Benefit Plans existing on the date of this Agreement, pay any material benefit not provided for as of the date of this Agreement under any Contract or Benefit Plan (provided, however, immediately before the Effective Time, the Company or any of its Subsidiaries may pay to such officers and employees of the Company or its Subsidiaries, as applicable, who will be terminated in connection with the Merger executive and non-executive bonuses in cash and restricted stock in an amount equal to what such officers and employees would have been entitled to had such officers and employees been employed with the Surviving Corporation at the Effective Time) or (ii) enter into, modify, amend or terminate any Benefit Plan, or (iii) adopt or enter into any collective bargaining agreement or other labor union contract applicable to the employees of the Company or any Subsidiary thereof;

(n)        hire any additional employees with an annual base salary in excess of $100,000 or retain any additional consultants, whose engagement could not be terminated on thirty days notice, materially increase the compensation of any employees, officers or consultants (other than in the Ordinary Course of Business) or enter into any employment or consulting agreements; provided, however, that the Company may hire employees for the sole purpose of replacing employees who have been terminated or have terminated their employment on terms and conditions (including compensation) which are substantially the same, in all material respects, as the terms and conditions of the employees being replaced;

(o)        terminate any officer or employee of the Company or any of its Subsidiaries other than for good reason or for reasonable cause;

(p)        maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice;

(q)        except as required by GAAP, revalue any of its material assets or make any changes in accounting methods, principles or practices;

(r)        make or change any material Tax election, settle or compromise any material Tax liability, agree to an extension of the statute of limitations with respect to the assessment or determination of material Taxes, file any amended Tax Return with respect to any material Tax, enter into any closing agreement with respect to any material Tax or surrender any right to claim a material Tax refund;

(s)        enter into any transaction that could give rise to a disclosure obligation as a “reportable transaction” under Section 6011 of the Code and the regulations thereunder;

(t)         make any changes in its accounting methods or method of Tax accounting, practices or policies, except as may be required under applicable law, rule, regulation or GAAP, in each case as concurred in by Company’s independent public accountants;

(u)        engage in any transaction with, or enter into any agreement, arrangement or understanding with, directly or indirectly, any Affiliate of the Company or any Subsidiary, including any transactions, agreements, arrangements or understandings with any Affiliate or other Person covered by Item 404 of SEC Regulation S-K that would be required to be disclosed under such Item 404;

(v)        compromise or settle any suit, claim, action, investigation or proceeding directly relating to or affecting the Company’s Intellectual Property or having a value or in an amount in excess of $100,000;

(w)       effectuate a “plant closing” or “mass layoff,” as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988, as amended, affecting in whole or in part any site of employment, facility, operating unit or employee of the Company or any of its Subsidiaries;

(x)        grant any material refunds, credits, rebates or other allowances by the Company to any end user, customer, reseller or distributor, in each case, other than in the Ordinary Course of Business; or

(y)        authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

Notwithstanding Section 4.1, during the Interim Period, the Company may, after providing notice to Parent in the Company’s sole discretion and without the consent of Parent, comply with its legally binding obligations outstanding as of the date of this Agreement that have been either Made Available to Parent or disclosed in the Company SEC Documents in accordance with the terms of such agreements.

4.2        No Solicitation by the Company.

(a)        No Solicitation or Negotiation.   The Company shall not, nor shall it authorize or permit any of its Subsidiaries or any of its or their directors, officers, employees, investment bankers, attorneys, accountants or other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants, other advisors and representatives, collectively, “Representatives”) to directly or indirectly:

(i)         solicit, initiate, encourage or take any other action to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Takeover Proposal, including  amending or granting any waiver or release under any standstill or similar agreement with respect to any Company Common Stock; or

(ii)       enter into, continue or otherwise participate in any discussions or negotiations regarding, furnish to any Person any information with respect to, assist or participate in any effort or attempt by any Person with respect to, or otherwise cooperate in any way with, any Takeover Proposal.

Notwithstanding the foregoing, prior to the adoption of the Merger Agreement at the Stockholders Meeting (the “Specified Time”), the Company may, to the extent required by the fiduciary obligations of its Board of Directors, as determined in good faith by the Company’s Board of Directors after consultation with outside counsel, in response to a bona fide written Takeover Proposal made or received after the date of this Agreement that the Company’s Board of Directors determines in good faith after consultation with outside counsel and a nationally recognized independent financial advisor is reasonably likely to lead to a Superior Proposal, in each case that did not result from a material breach by the Company of this Section 4.2, and subject to compliance with Section 4.2(c),

(X)       furnish information with respect to the Company and its Subsidiaries to the Person making such Takeover Proposal (and its representatives) pursuant to a customary confidentiality agreement not less restrictive of the other party than the Confidentiality Agreement, provided that copies of all such information are provided to Parent on a prior or substantially concurrent basis; and

(Y)       participate in discussions or negotiations with the Person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal.

Without limiting the foregoing, it is agreed that any material violation of the restrictions set forth in this Section 4.2(a) by any Representative of the Company or any of its Subsidiaries, whether or not such Person is purporting to act on behalf of the Company or otherwise, shall be deemed to be a breach of this Section 4.2(a) by the Company. The term “Takeover Proposal” means any inquiry, proposal or offer from any Person relating to, or that is reasonably likely to lead to, any direct or indirect acquisition, in one transaction or a series of transactions, including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (i) all or any part of the material assets, properties or business of the Company or its Subsidiaries or (ii) all or any part of the outstanding shares of Company Common Stock or capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries. The term “Superior Proposal” means any unsolicited, bona fide written proposal made by a third party to acquire substantially all the equity securities or assets of the Company, pursuant to a tender or exchange offer, a merger, a consolidation or a sale of its assets, on terms which the Board of Directors of the Company determines in its good faith judgment to be materially more favorable from a financial point of view to the holders of Company Common Stock than the transactions contemplated by this Agreement following consultation with a nationally recognized independent financial advisor, taking into account all the terms and conditions of such proposal and this Agreement (including any proposal by Parent to amend the terms of this Agreement).

(b)        No Change in Recommendation or Alternative Acquisition Agreement.   Neither the Company Board nor any committee thereof shall:

(i)         except as set forth in this Section 4.2, withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub, the approval or recommendation by the Company’s Board of Directors or any such committee of this Agreement or the Merger;

(ii)       cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement (an “Alternative Acquisition Agreement”) constituting or relating to any Takeover Proposal (other than a confidentiality agreement referred to in Section 4.2(a) entered into in the circumstances referred to in Section 4.2(a) and Section 4.2(c)); or

(iii)      adopt, approve or recommend, or propose to adopt, approve or recommend, any Takeover Proposal.

Notwithstanding the foregoing, the Company’s Board of Directors may, in response to a Superior Proposal that did not result from a material breach by the Company of this Section 4.2, take any action specified in Section 4.2(b)(i) and Section 4.2(b)(iii) above, if its Board of Directors determines in good faith, after consultation with outside counsel, that its fiduciary obligations require it to do so, but only at a time that is prior to the Specified Time and is after the second business day following Parent’s receipt of written notice advising Parent that the Company’s Board of Directors desires to withdraw or modify the recommendation due to the existence of a Superior Proposal (or any material change in the terms of such Superior Proposal) (which notification shall contain a copy of the Superior Proposal) or to terminate this Agreement pursuant to Section 7.1(h), and identifying the Person making such Superior Proposal. Such two business day period shall be required for each and every Superior Proposal or modification thereto, as applicable, and only after complying in all material respects with the Company’s obligations under Section 4.2(c) (provided however, the Company shall be required to deliver only one such notice to Parent hereunder in the event that the Company’s notice discloses the Company’s intent to terminate this Agreement pursuant to Section 7.1(h) hereof). Nothing in this Section 4.2 shall be deemed to (A) permit the Company to take any action described in clauses (ii) of the first sentence of this Section 4.2(b), or (B) affect any obligation of the Company under this Agreement or (C) except upon a termination of this Agreement pursuant to Section 7.1(h), limit the Company’s obligation to call, give notice of, convene and hold the Stockholders Meeting, regardless of whether the Company’s Board of Directors has withdrawn or modified its recommendation of this Agreement and the Merger.

(c)        Notices to Parent; Additional Negotiations.   In addition to the obligations of the Company set forth in Section 4.2(a) and Section 4.2(b), the Company shall promptly, but in no event later than 24 hours, advise Parent orally or in writing of any written request for non-public information concerning the Company that the Company reasonably believes could lead to or contemplates a Takeover Proposal or of any Takeover Proposal, including any inquiry for nonpublic information relating to the Company or any of its Subsidiaries, the terms and conditions of such request, Takeover Proposal or inquiry (including any subsequent material amendment or modification to such terms and conditions) and the identity of the Person making any such request, Takeover Proposal or inquiry. The Company shall not provide any information to or participate in discussions or negotiations with the Person or entity making any Superior Proposal until after the Company has first notified Parent of such Takeover Proposal as required by the preceding sentence. The Company shall (i) promptly notify Parent if it has begun to furnish information to, or to participate in discussions or negotiations with, a Person making any such Takeover Proposal or inquiry and shall immediately advise Parent orally, with written confirmation to follow promptly (and in any event within 24 hours), of any material change in the terms of any such Takeover Proposal or inquiry, (ii) provide to Parent as soon as practicable after receipt or delivery thereof copies of all correspondence and other written material sent or provided to the Company from any third party in connection with any Takeover Proposal, and (iii)  if Parent shall make a counterproposal (including without limitation following delivery of a written notice to Parent pursuant to Section 4.2(b) or this Section 4.2(c)), consider and cause its financial and legal advisors to consider in good faith the terms of such counterproposal.

(d)        Cessation of Ongoing Discussions.   The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately all discussions and negotiations regarding any proposal that constitutes, or could reasonably be expected to lead to, a Takeover Proposal. The Company shall immediately cease existing discussions or negotiations with any Persons conducted heretofore with respect to a Takeover Proposal.

(e)        Certain Permitted Disclosure.   Nothing in this Section 4.2 or elsewhere in this Agreement shall prevent the Company from complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act.

4.3        ESPP.   All outstanding purchase rights under the ESPP shall terminate, as of June 1, 2006, in accordance with the terms of the ESPP, and participants in the ESPP shall receive a refund of unused contributions, if any, as soon as reasonably practicable following the Closing. The Company shall cause the ESPP to terminate with such purchase, and no further purchase rights shall be granted or exercised under the ESPP.

4.4        Rights Agreement.   Following the date of this Agreement, the Company shall not amend, terminate, redeem or grant any waiver under the Rights Agreement.

4.5        Employee Benefit Matters.   Unless Parent consents otherwise in writing, the Company shall take all action necessary to terminate, or cause to be terminated, effective as of the date immediately prior to the Closing Date, any Benefit Plan that is a 401(k) plan or other defined contribution retirement plan. Parent shall receive evidence that the Board of Directors of the Company has adopted resolutions to terminate the 401(k) plan or such other defined contribution retirement plan (the form and substance of which resolutions shall be subject to review and approval of Parent), effective as of the date immediately prior to the Closing Date.

4.6        Confidentiality.   The parties acknowledge that Parent and the Company (on behalf of the Company and all of is Subsidiaries) have previously executed the Confidentiality Agreement, which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified herein.

ARTICLE 5

ADDITIONAL AGREEMENTS

5.1        Preparation of the Proxy Statement; Stockholders Meeting; Other Board Actions.

(a)        As soon as reasonably practicable following the date of this Agreement, the Company shall prepare and file with the SEC the Proxy Statement. The Company shall promptly notify Parent of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall promptly provide to Parent copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand. Each of the Company and Parent shall use commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect to the Proxy Statement and to cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable after all such SEC comments have been resolved. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent with a reasonable opportunity to review and comment on such document or response and (ii) shall not file or mail such document or respond to the SEC prior to receiving Parent’s approval, which approval shall not be unreasonably withheld, delayed or conditioned.

(b)        The Company shall, as promptly as reasonably practicable following the date of receipt of notification of clearance of the Proxy Statement, or notification of no review of the Proxy Statement, by the SEC, establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of obtaining Stockholder Approval, regardless of whether the Board of Directors of the Company determines at any time that this Agreement or the Merger is no longer advisable or recommends that the stockholders of the Company reject this Agreement or the Merger, in all cases subject to its rights and obligations under Section 4.2, Section 5.1(e) and Section 7.1. The Company shall cause the Stockholders Meeting to be held as promptly as practicable following the date of receipt of notification of clearance of the Proxy Statement, or notification of no review of the Proxy Statement, by the SEC. The Company shall, through its Board of Directors, recommend to its stockholders that they adopt and approve this Agreement and the Merger, and shall include such recommendation in the Proxy Statement, in each case subject to its rights and obligations under Section 4.2 and Section 5.1(e) (such recommendation, the “Company Board Recommendation”).

(c)        The Company agrees that none of the information included or incorporated by reference in the Proxy Statement will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date the Proxy Statement is filed with the SEC or mailed to the Company’s stockholders or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

(d)        The Board of Directors of the Company, or a committee thereof consisting of non-employee directors (as such term is defined for purposes of Rule 16b-3(d) under the Exchange Act), shall adopt a resolution in advance of the Effective Time authorizing the disposition by the Company Insiders of their shares of Company Common Stock for cash and the disposition of their outstanding Options, in each case pursuant to the transactions contemplated hereby, for purposes of qualifying those dispositions for the exemption provided pursuant to Rule 16b-3(e) under the Exchange Act. For purposes of this Agreement, “Company Insiders” means those officers and directors of the Company who are subject to the reporting requirements of Section 16(a) of the Exchange Act.

(e)        Notwithstanding anything to the contrary contained in Section 5.1(b) or any other provision of this Agreement, at any time prior to the adoption of this Agreement by the Required Stockholder Vote, the Company Board Recommendation may be withdrawn or modified in a manner adverse to Parent if (i) a Takeover Proposal is made to the Company and is not withdrawn; (ii) the Company provides Parent with at least two Business Days prior notice of any meeting of the Company Board at which the Board of Directors of the Company will consider and determine whether such Takeover Proposal is a Superior Proposal; (iii) the Board of Directors of the Company determines in good faith, after consultation with its financial advisor, that such Takeover Proposal constitutes a Superior Proposal; and (iv) the Board of Directors determines in good faith, after consultation with outside counsel, that in light of such Superior Proposal, failing to withdraw or modify the Company Board Recommendation is required in order for the Company’s board of directors to comply with its fiduciary obligations to the Company’s stockholders under applicable law; and (v) the Company shall not have violated in any material respect any of the restrictions set forth in Section 4.2.

5.2        Access to Information; Confidentiality; Cooperation with Financing.

(a)        During the Interim Period, the Company shall provide, and shall cause each of its Subsidiaries to provide, to Parent and to the Representatives of Parent, reasonable access during normal business hours without undue disruption of their respective businesses, to all their respective properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly to Parent (i) a copy of each report, schedule, form, statement and other document filed by it or received by it during such period pursuant to the requirements of federal or state securities Laws, (ii) to the extent available, for the period beginning after the date of this Agreement and ending at the Effective Time, as soon as practicable after the end of each month (if available), a copy of the monthly consolidated financial statements of the Company, including statement of financial condition, result of operations, and statements of cash flow, and (iii) all other information concerning its business, properties and personnel as Parent may reasonably request. Parent will hold, and will cause its Representatives to hold, any nonpublic information in accordance with the terms of the Confidentiality Agreement dated September 7, 2005 (the “Confidentiality Agreement”). Notwithstanding anything to the contrary herein or in the Confidentiality Agreement, each of the Parties hereto (and each employee, representative, or other agent of such parties) may disclose to any Person, without limitation of any kind, the Tax treatment and Tax structure of the Merger and all materials (including opinions or other Tax analyses) that are provided to such party relating to such Tax treatment and Tax structure.

(b)        During the Interim Period, the Company shall provide, and shall cause its Subsidiaries and its and their Representatives to provide, to Parent and to the Representatives of Parent, all cooperation that may be reasonably requested by Parent in connection with Parent’s financing of the consideration payable pursuant to Section 2.1(c).

5.3        Regulatory Approvals; Further Actions.

(a)        Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things that are necessary or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement, including (i) the taking of all commercially reasonable acts necessary to cause the conditions in ARTICLE 6 to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations, filings and notices and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Nothing set forth in this Section 5.3 will limit or affect actions permitted to be taken pursuant to Section 4.2.

(b)        Without limiting the generality of Section 5.3(a), the Company and Parent shall, promptly after the date of this Agreement, prepare and file the notifications required under the HSR Act and any other Antitrust Laws in connection with the Merger. The Company and Parent will request early termination of the waiting period under the HSR Act. The Company and Parent shall respond as promptly as practicable to any inquiries or requests received from any Governmental Entity in connection with antitrust or related matters. Each of the Company and Parent shall (1) give the other party prompt notice of the commencement or threat of commencement of any suit, claim, action, investigation or proceeding by or before any Governmental Entity with respect to the Merger or any of the other transactions contemplated by this Agreement, (2) keep the other party informed as to the status of any such suit, claim, action, investigation, proceeding or threat, (3) promptly inform the other party of any material communication concerning Antitrust Laws to or from any Governmental Entity regarding the Merger and (4) furnish to the other party such information and assistance as the other may reasonably request in connection with any filing or other act undertaken in compliance with the HSR Act and any other Antitrust Laws. Except as may be prohibited by any Governmental Entity, the Company and Parent will consult and cooperate with one another, and will consider in good faith the views of one another, in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any suit, claim, action, investigation or proceeding under or relating to the HSR Act or any other Antitrust Law. Subject to the foregoing, Parent shall be principally responsible for and in control of the process of dealing with any Governmental Entity concerning the effect of applicable Antitrust Laws on the transaction contemplated by this Agreement; provided, however, that Parent agrees, to the extent permitted by applicable Law and as practicable, to provide prior notice to, and consult with, the Company with respect to any actions contemplated by Parent in connection with this Section 5.3. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any Legal Proceeding under or relating to the HSR Act or any other foreign, federal or state antitrust or fair trade Law or any other similar Legal Proceeding, each of the Company and Parent will permit authorized Representatives of the other party to be present at each meeting or conference relating to any such Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Entity in connection with any such Legal Proceeding.

5.4        Takeover Statutes.   Notwithstanding any other provision of this Agreement, in no event shall the approval of the Merger and this Agreement by the Board of Directors of the Company under Section 203 of the DGCL be withdrawn, revoked or modified by the Board of Directors of the Company. If any Takeover Statute is or may become applicable to the Merger or any of the other transactions contemplated by this Agreement, the Company and the Company’s Board of Directors shall promptly grant such approvals and take such lawful actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement or the Merger, as the case may be, and otherwise take such lawful actions to eliminate or minimize the effects of such statute, and any regulations promulgated thereunder, on such transactions.

5.5        Public Announcements.   Unless otherwise required by applicable Law, Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall, to the extent reasonably practicable, consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated hereby. The Parties agree that the initial press release to be issued with respect to the entering into of this Agreement shall be in a form mutually agreeable to the Parties.

5.6        Directors’ and Officers’ Insurance and Indemnification.

(a)        All rights to indemnification, advancement of litigation expenses and limitation of personal liability existing in favor of the directors, officers and employees of the Company and its Subsidiaries under the provisions existing on the date of this Agreement in the Company’s Certificate of Incorporation or Bylaws shall, with respect to any matter existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement), survive the Effective Time, and, as of the Effective Time, Parent and the Surviving Corporation shall assume all obligations of the Company in respect thereof as to any claim or claims asserted prior to or within a six-year period immediately after the Effective Time.

(b)        For a period of six years after the Effective Time, the Surviving Corporation shall cause to be maintained in effect the current policies of directors’ and officers’ and fiduciary liability insurance maintained by the Company (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous to former officers and directors of the Company) only with respect to claims arising from facts or events which occurred at or before the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 5.6(b) more than an aggregate amount equal to 180% of the current aggregate annual premiums paid by the Company for such insurance, and if the amount of the aggregate annual premiums necessary to maintain or procure such insurance coverage exceeds such maximum amount, the Surviving Corporation during such six-year period shall maintain or procure as much coverage as possible for aggregate annual premiums not to exceed such maximum amount.

(c)        The provisions of this Section 5.6 are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

5.7        Company Stock Plans.   The administrator(s) of the Company Stock Plans shall take such action as is necessary or advisable (in the administrator(s) sole discretion) such that the holders of Options immediately prior to the Effective Time shall automatically, without any required action of the Company or any Subsidiary or any required consent or approval of any Option holder, become fully vested and entitled, upon exercise of such Option in accordance with its terms, to receive the Merger Consideration, if any.

5.8        Debt Tender Offer.

(a)        As soon as reasonably practicable after the necessary Offer Documents are prepared (as contemplated in Section 5.8(b) below) and subject to the compliance by Parent of its obligation in the first sentence of Section 5.8(b) below, the Company shall launch a cash tender offer (the “Debt Tender Offer”) at least twenty days prior to the Closing Date for all of the outstanding 5% Convertible Subordinated

Notes due November 1, 2007 of the Company (the “Notes”), on the terms and conditions acceptable to Parent and consistent with the terms of the Financing, and Parent and Merger Sub shall assist the Company in connection therewith.

(b)        Promptly after the date of this Agreement, Parent shall prepare all necessary and appropriate documentation in connection with the Debt Tender Offer, including the offer to purchase, letters of transmittal and other related documents (collectively, the “Offer Documents”), and such Offer Documents shall comply as to form and substance with applicable legal requirements, including but not limited to, the requirements under the Exchange Act. Parent and the Company shall cooperate with each other in the preparation of the Offer Documents such that the Debt Tender Offer can commence at least twenty days prior to the Closing Date. All mailings to the holders of the Notes in connection with the Debt Tender Offer shall be subject to the prior review and comment by each of the Company and Parent and shall be reasonably acceptable to each of them.

(c)        The closing of the Debt Tender Offer (and any purchase of the Tendered Notes) shall be conditioned on the occurrence of the Closing. Upon the closing of the Debt Tender Offer, at Closing and in accordance with the terms of the Debt Tender Offer, Parent may cause the Surviving Corporation to accept for purchase the Notes tendered in the Debt Tender Offer (the “Tendered Notes”) and purchase all of the Tendered Notes, including payment of any applicable premium, and all related fees and expenses (the “Tender Amount”).

(d)        If requested by Parent, the Company shall enter into one or more reasonable dealer manager agreements with such Persons as Parent shall reasonably request. Parent shall pay the reasonable fees and expenses of any dealer manager, information agent, depositary or other agent retained in connection with the Debt Tender Offer.

5.9        Financing.   Parent shall use its commercially reasonable efforts to consummate, concurrently with the Closing, the Financing pursuant to and consistent with the Commitment Letter and the Stock Purchase Agreement.

5.10     Employee Matters.   Each employee of the Company or its Subsidiaries who continues employment with Parent, the Surviving Corporation or any Subsidiary of Parent after the Effective Time (a “Continuing Employee”) shall be eligible to continue to participate in the Surviving Corporation’s health, vacation and other non-equity based employee benefit plans; provided, however, that nothing in this Section 5.10 or elsewhere in this Agreement shall limit the right of Parent or the Surviving Corporation to amend or terminate any such health, vacation or other employee benefit plan at any time. For purposes of eligibility to participate and vesting in all benefits provided by Parent to such employees, the employees of the Company and its Subsidiaries will be credited with their years of service with the Company and its Subsidiaries and prior employers to the extent service with Parent and its Subsidiaries and prior employers is taken into account under the plans of Parent and its Subsidiaries. The eligibility of any employee of the Company and its Subsidiaries to participate in any welfare benefit plan or program of Parent shall not be subject to any exclusions for any pre-existing conditions if such individual has met the participation requirements of similar benefit plans and programs of the Company and its Subsidiaries.

5.11     Change of Control and Related Matters.   For purposes of all Benefit Plans (including all severance agreements, employment related agreements, stock option plans, restricted stock plans and any and all award or other agreements associated with any Benefit Plan), the transactions associated with this Agreement shall, on the Closing, conclusively and irrefutably, and without the need for further action by any Person or Persons unless otherwise provided for herein, (i) establish a change of (or in) control, (ii) result in full vesting for outstanding stock option and restricted stock awards, and (iii) establish, solely with respect to the Persons set forth in Schedule 5.11 (other than those Persons, if any, who have voluntarily waived such treatment hereunder in writing before the Closing Date), a termination without cause or a resignation with or for good reason, with the consequences, including, but not limited to, the right of each such Person to continue, at no cost to the Person, any medical insurance coverage that was in effect, for the Person and the Person’s dependents (if any), immediately before the Closing Date until the earlier of the expiration of such Person’s continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the date on which the replacement coverage begins with another employer. All payments due and owing to any Person under Benefit Plans as a result of the foregoing shall be made by the Company, Parent or the Surviving Corporation at Closing (and each such entity shall be jointly and severally liable for making such payments).

5.12     Audited Financial Statements.   The Company shall deliver to Parent the Audited Financial Statements no later than May 26, 2006.

5.13     Letters of Credit.   The Company agrees to cooperate reasonably with Parent in Parent’s efforts to replace, at Closing, all of the existing letters of credit (the “Existing Letters of Credit”) issued by Silicon Valley Bank (“SVB”) under the Existing Loan Agreement with newly issued letters of credit (the “Replacement Letters of Credit”) issued under the debt portion of the Financing on the Closing Date (which assistance shall include, without limitation, contacting the beneficiaries of the Existing Letters of Credit and reasonably assisting Parent in efforts to have such beneficiaries accept such replacement letters of credit) and terminating the Existing Loan Agreement and all other loan and security documents in connection therewith and terminating, as of the Closing, all liens and security interests of the Company and its affiliates in favor of SVB. In the event that the beneficiaries of the Existing Letters of Credit do not accept the Replacement Letters of Credit, then Parent agrees to either cash collateralize the Existing Letters of Credit or to cause a new letter of credit to be issued under the debt portion of the Financing in favor of SVB to support the Existing Letters of Credit such that the Existing Loan Agreement, and all other loan and security documents in connection therewith, shall be terminated and all liens and security interests in favor of SVB terminated, in each case, as of the Closing.

ARTICLE 6

CONDITIONS PRECEDENT

6.1        Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each Party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

(a)        Company Stockholder Approval.   Stockholder Approval shall have been duly obtained.

(b)        Antitrust.   Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act and any other Antitrust Law shall have been terminated or shall have expired, and any approval of the Merger or the transactions contemplated hereby required in connection with any of the foregoing has been obtained.

6.2        Conditions to Obligation of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction or waiver of the following conditions:

(a)        Representations and Warranties.   Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time with the same effect as though made as of the Effective Time (except that the accuracy of representations and warranties that by their terms speak as of a specified date will be true and correct in all material respects as of such specified date); provided, however, that (i) in determining the accuracy of such representations and warranties and for the purposes of this Section 6.2(a), all materiality qualifications that are contained in such representations and warranties shall be disregarded; and (ii) the condition set forth in this Section 6.2(a) shall be deemed satisfied unless the circumstances giving rise to all inaccuracies in such representations and warranties (considered collectively) constitute a Material Adverse Effect on the Company. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and principal financial officer of the Company to such effect.

(b)        Performance of Obligations of the Company.   The Company shall have duly performed each of the covenants or obligations required to be performed by it under this Agreement at or prior to the Effective Time in all material respects, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or the principal financial officer of the Company to such effect.

(c)        Consents.   The Company shall have obtained the following, which shall be in full force and effect: (i) all authorizations, qualifications and orders of Governmental Entities required in connection with this Agreement and the transactions contemplated by this Agreement and (ii) all consents and approvals of other third parties as listed on Schedule 6.2(c), and Parent shall have received evidence, in form and substance reasonably satisfactory to it, to such effect.

(d)        No Material Adverse Effect.   There shall not have occurred a Material Adverse Effect on the Company.

(e)        Maintenance of Cash Position.   (i) The Company and its Subsidiaries shall as of the Closing collectively hold at least $136,000,000 in cash, marketable securities or any and all of the following (and any accrued or unaccrued fees and expenses associated with the transactions contemplated by this Agreement (and the payments to be made by or on behalf of the Company hereunder at Closing) shall not be deducted therefrom or offset against such amounts): (A) direct obligations of, or obligations the timely payment of principal and interest on which are unconditionally guaranteed by, the United States of America; (B) money market funds rated in the highest applicable category by Standard & Poors Ratings Group and Moody’s Investors Service; (C) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the Laws of the United States of America or any State, or any domestic branch of a foreign bank and subject to supervision and examination by federal or state banking or depository institution authorities; and (D) any other eligible investments as set forth in the Company’s investment policy Made Available to Parent, and (ii) Parent shall have received a certificate signed on behalf of the Company by the principal financial officer of the Company as to the matters referenced in clause (i).

(f)         Audited Financial Statements.   The Company shall have delivered to Parent the Audited Financial Statements on or prior to May 26, 2006, and the Audited Financial Statements shall not be inconsistent in any material respect from the Unaudited Financial Statements (provided, however, that this condition to Closing shall be deemed satisfied if Parent shall have failed to notify the Company within five Business Days following its receipt of such Audited Financial Statements that it believes such condition has not been satisfied).

(g)        No Restraints.   There shall not be instituted, pending or threatened any action or proceeding by any Governmental Entity (i) challenging or seeking to restrain, prohibit or otherwise interfere with the ownership or operation by Parent or any of its Subsidiaries of all or any portion of the business of the Company or any of its Subsidiaries or of Parent or any of its Subsidiaries or to compel Parent or any of its Subsidiaries to dispose of or hold separate all or any portion of the business or assets of the Company or any of its Subsidiaries or of Parent or any of its Subsidiaries, (ii) seeking to impose or confirm limitations on the ability of Parent or any of its Subsidiaries to effectively exercise full rights of ownership of the shares of Company Common Stock (or shares of stock of the Surviving Corporation) including the right to vote any such shares on any matters properly presented to stockholders, (iii) seeking to require divestiture by Parent or any of its Subsidiaries of any such shares, (iv) challenging or seeking to restrain, prohibit or otherwise prevent or interfere with the Merger and any of the transactions contemplated herein, or (v) seeking to obtain from Parent or Merger Sub any damages or other relief that may be material or significant to Parent or Merger Sub, taken as a whole.

(h)        Financing.   Immediately prior to or concurrently with the Closing, Parent shall have entered into the Financing in an aggregate amount not less than $275,000,000.

(i)         Other Deliveries.   The Company shall have delivered or caused to be delivered to Parent and Merger Sub, in each case in form and substance acceptable to Parent:

(i)         the Certificate of Merger, duly executed by the Company;

(ii)       a certificate of the Secretary of the Company certifying as of the Effective Time (A) a true and complete copy of the organizational documents of the Company certified as of a date by the Office of the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), (B) a certificate of each appropriate Secretary of State or other officer certifying the good standing of the Company in its state of incorporation and all states in which it is qualified to do business, (C) a true and complete copy of the resolutions constituting the Board Approval and the Stockholder Approval and (D) incumbency matters;

(iii)      a resignation letter of each of the directors of the Company, resigning in their capacity as directors of the Company, each dated effective as of the Closing; and

(iv)       such other documents as Parent or its counsel may reasonably request for the purpose of facilitating the consummation of the transactions contemplated by this Agreement.

6.3        Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver, on or prior to the Closing Date, of the following conditions:

(a)        Representations and Warranties.   Each of the representations and warranties of Parent and Merger Sub contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time with the same effect as though made as of the Effective Time (except that the accuracy of representations and warranties that by their terms speak as of a specified date will be true and correct in all material respects as of such specified date); provided, however, that (i) in determining the accuracy of such representations and warranties for the purposes of this Section 6.3(a), all materiality qualifications that are contained in such representations and warranties shall be disregarded; and (ii) the condition set forth in this Section 6.3(a) shall be deemed satisfied unless the circumstances giving rise to all inaccuracies in such representations and warranties (considered collectively) constitute a Material Adverse Effect on Parent or Merger Sub. The Company shall have received a certificate signed on behalf of Parent and Merger Sub by the chief executive officer or chief financial officer of Parent to such effect.

(b)        Performance of Obligations of Parent and Merger Sub.   Parent and Merger Sub shall have duly performed each of the covenants or obligations required to be performed by them under this Agreement at or prior to the Effective Time in all material respects, and the Company shall have received a certificate signed on behalf of the Company by the chief executive officer, the chief financial officer or senior vice president of Parent to such effect.

(c)        Consents.   Parent shall have obtained the following, which shall be in full force and effect: (i) all authorizations, qualifications and orders of Governmental Entities required in connection with this Agreement and the transactions contemplated by this Agreement and (ii) all consents and approvals of other third parties, and the Company shall have received evidence, in form and substance reasonably satisfactory to it, to such effect.

(d)        No Legal Restraints.   There shall not be instituted, pending or threatened any action or proceeding by any Governmental Entity (i) challenging or seeking to restrain, prohibit or otherwise interfere with the Merger and any of the transactions contemplated herein or (ii) seeking to obtain from the Company of its Subsidiaries any damages or other relief that may be material to the Company or any of its Subsidiaries, taken as a whole.

ARTICLE 7

TERMINATION, AMENDMENT AND WAIVER

7.1        Termination.   This Agreement may be terminated prior to the Effective Time (whether before or after adoption of this Agreement by the Company’s stockholders):

(a)        by mutual written consent of Parent and the Company;

(b)        by either Parent or the Company if the Merger shall not have been consummated by October 15, 2006 (unless the failure to consummate the Merger is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Effective Time);

(c)        by either Parent or the Company if a court of competent jurisdiction or other Governmental Entity shall have issued a final and nonappealable Order, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

(d)        by either Parent or the Company if (i) the Stockholders Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company’s stockholders shall have voted on a proposal to adopt this Agreement, and (ii) this Agreement shall not have been adopted at such meeting (and shall not have been adopted at any adjournment or postponement thereof) by failing to obtain the Stockholder Approval; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 7.1(d) if the failure to obtain the Stockholder Approval is attributable to a failure on the part of such party to perform any material obligation required to be performed by such party at or prior to the Effective Time;

(e)        by Parent (at any time prior to the receipt of the Stockholder Approval) if a Company Triggering Event shall have occurred;

(f)         by Parent (i) if any of the Company’s representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.2(a) would not be satisfied, or (ii) if (A) any of the Company’s representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.2(a) would not be satisfied and (B) such inaccuracy has not been cured by the Company within ten Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, or (iii) any of the Company’s covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 6.2(b) or Section 6.2(f) would not be satisfied;

(g)        by the Company (i) if any of Parent’s representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.3(a) would not be satisfied, or (ii) if (A) any of Parent’s representations and warranties shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.3(a) would not be satisfied and (B) such inaccuracy has not been cured by Parent within ten Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, or (iii) if any of Parent’s covenants contained in this Agreement shall have been breached such that the condition set forth in Section 6.3(b) would not be satisfied; or

(h)        by the Company if, prior to the Stockholders Meeting, (i) the Board of Directors of the Company shall have determined that it desires to adopt, approve or recommend entering into a written agreement providing for a Takeover Proposal which the Board of Directors of the Company has determined to be a Superior Proposal, (ii) the Company shall have complied with Section 4.2 in all material respects, and (iii) the Company prior to or concurrent with such termination pays to Parent in immediately available funds all amounts required to be paid pursuant to Section 7.3(b) hereof.

A “Company Triggering Event” shall mean: (i) the failure of the Board of Directors of the Company to make the Company Board Recommendation, or the withdrawal or modification of the Company Board Recommendation by the Board of Directors of the Company in a manner adverse to Parent; (ii) the Company shall have failed to include in the Proxy Statement the Company Board Recommendation or a statement to the effect that the Board of Directors of the Company has determined and believes that the Merger is in the best interests of the Company’s stockholders; (iii) the Board of Directors of the Company shall have approved, endorsed or recommended any Takeover Proposal; (iv) a tender or exchange offer relating to securities of the Company shall have been commenced, and the Company shall not have sent to its security holders, within ten Business Days after the commencement of such tender or exchange offer, a statement disclosing that its Board of Directors recommends rejection of such tender or exchange offer; or (vi) the Company or any of its Subsidiaries, or any Representative of the Company or any of its Subsidiaries shall have breached in any material respect any of the provisions set forth in Section 4.2.

7.2        Effect of Termination.   In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect; provided, however, that (i) this Section 7.2, Section 7.3 and ARTICLE 8 shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) except as otherwise provided herein, the termination of this Agreement shall not relieve any party from any liability for any willful breach of this Agreement.

7.3        Fees and Expenses.

(a)        Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

(b)        The Company shall pay Parent a nonrefundable termination fee of $9,750,000 in the event of the termination of this Agreement:

(i)         by Parent pursuant to Section 7.1(e);

(ii)       by the Company pursuant to Section 7.1(h);

(iii)      by Parent or the Company pursuant to Section 7.1(d) if, at or prior to the time of such failure, there shall have been publicly disclosed or announced a Takeover Proposal relating to the Company and within twelve months after such termination there shall have been consummated any transaction, or any agreement shall have been entered into providing for the merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (y) all or substantially all of the material assets, properties or business of the Company and its Subsidiaries, taken as a whole, or (z) a majority or greater than a majority of the outstanding shares of Company Common Stock or capital stock of, or other equity or voting interests in, the Company (each, a “Tail Transaction”) with any Person (or such Person’s affiliate) who made or disclosed or publicly announced such Takeover Proposal prior to the termination of this Agreement (the “Original Bidder”); or

(iv)       by Parent or the Company pursuant to Section 7.1(d) if, at or prior to the time of such failure, there shall have been publicly disclosed or announced a Takeover Proposal relating to the Company and within six months after such termination there shall have been consummated any Tail Transaction with any Person other than the Original Bidder;

Any fee due under Section 7.3(b)(i) shall be paid to Parent by wire transfer of the same-day funds within two Business Days after such termination. Any fee due under Section 7.3(b)(ii) shall be paid to Parent by wire transfer of same-day funds prior to or on the date of termination of this Agreement. Any fee due under Section 7.3(b)(iii) and Section 7.3(b)(iv) shall be paid to Parent by wire transfer of the same-day funds within one Business Day after the consummation of the Tail Transaction.

(c)        The Company shall pay Parent a nonrefundable termination fee of $4,875,000 in the event of the termination of this Agreement by Parent or the Company pursuant to Section 7.1(d) if, at or prior to the time of such failure, there shall have been publicly disclosed or announced a Takeover Proposal relating to the Company and during the period six months after such termination and ending twelve months after such termination, there shall have been consummated any Tail Transaction with any Person other than the Original Bidder. Any fee due under this Section 7.3(c) shall be paid to Parent by wire transfer of the same-day funds within one Business Day after the consummation of the Tail Transaction.

(d)        If the Company fails to pay when due and payable any amount payable under this Section 7.3, then (i) the Company shall reimburse Parent for all reasonable costs and expenses (including fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by Parent of its rights under this Section 7.3, and (ii) the Company shall pay to Parent interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to Parent in full) at a rate per annum equal to the publicly announced prime rate of Citibank, N.A. in effect on the date such overdue amount was originally required to be paid.

7.4        Amendment.   This Agreement may be amended by the Parties at any time before or after Stockholder Approval and whether before or after adoption of this Agreement by the stockholder of Merger Sub; provided, however, that after the Stockholder Approval is obtained, there shall not be made any amendment that by Law requires further approval by the stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

7.5        Extension; Waiver.   At any time prior to the Effective Time, a Party may (i) extend the time for the performance of any of the obligations or other acts of the other Parties, (ii) waive any inaccuracies in the representations and warranties of the other Parties contained in this Agreement or in any document delivered pursuant to this Agreement or (iii) subject to the proviso of Section 7.4, waive compliance by the other Party with any of the agreements or conditions set forth in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. Any waiver or failure to insist upon strict compliance with any obligation, covenant, agreement, provision, term or condition of this Agreement shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply. The failure or delay of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE 8

GENERAL PROVISIONS

8.1        Nonsurvival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the Parties which by its express terms contemplates performance, in whole or in part, after the Effective Time.

8.2        Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a)        if to Parent or Merger Sub, to:

JDA Software Group, Inc.
14400 N. 87th Street
Scottsdale, Arizona 85260-3649
Attn: Hamish N. Brewer

with a copy (which shall not constitute notice) to:

DLA Piper Rudnick Gray Cary US LLP
1221 S. MoPac Expressway, Suite 400
Austin, Texas 78746-6875
Attention: Paul Hurdlow, Esq.

(b)        if to the Company, to:

Manugistics Group, Inc.
9715 Key West Avenue
Rockville, Maryland 20850
Attn: Joseph L. Cowan

with a copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10021
Attention: Luke P. Iovine, III, Esq.

Any party to this Agreement may give notice or other communication hereunder using any other means (including electronic mail) but no such notice or other communication shall be deemed to have been duly given unless and until it is acknowledged as actually received by the party for whom it is intended.

8.3        Certain Definitions.

(a)        For purposes of this Agreement the following definition shall apply:

(i)         An “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

(ii)       “Business Day” means any day other than Saturday, Sunday or any other day on which banks are legally permitted to be closed in Scottsdale, Arizona or Washington, DC.

(iii)      “Existing Loan Agreement” shall mean that certain Loan Agreement dated January 14, 2003 by and between Manugistics Group, Inc., Manugistics, Inc., Manugistics Atlanta, Inc. and SVB, as the same has been amended, modified and supplemented from time to time.

(iv)       “Indenture” means the Indenture dated as of October 20, 2000 by and between the Company and State Street Bank and Trust Company, as Trustee, as the same may be amended, modified and supplemented from time to time.

(v)        “Knowledge”, (i) as it pertains to the Company, means the actual knowledge of the executive officers and employee-directors of the Company and each of its Subsidiaries, including those set forth on Schedule 8.3(a)(v) hereto, and (ii) as it pertains to Parent or Merger Sub, means the knowledge of the executive officers and employee-directors of Parent or Merger Sub, respectively.

(vi)       “Law” means any statute, law (including common law), constitution, treaty, ordinance, code, Order, rule, regulation and any other binding requirement or determination of any Governmental Entity.

(vii)     “Made Available” means that the subject documents were located in the electronic on-line data room organized by the Company in connection with the diligence investigation conducted by Parent, or otherwise delivered to or made available for inspection by Parent on or prior to the date two days prior to the Closing Date.

(viii)    An event, violation, inaccuracy, circumstance or other matter will be deemed to have a “Material Adverse Effect” on the Company and its Subsidiaries if such event, violation, inaccuracy, circumstance or other matter had or could reasonably be expected to have a material adverse effect on (i) the business, condition, capitalization, assets, liabilities, operations or financial performance of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to consummate the Merger or any of the other transactions contemplated by this Agreement or to perform any of its obligations under this Agreement, or (iii) Parent’s ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; Corporation provided, however, that in no event shall any of the following, alone or in combination, be deemed to constitute a Material Adverse Effect: any material adverse change, event, circumstance or development with respect to, or effect resulting from, (A) changes after the date of this Agreement in the United States or global economy or capital markets in general that do not have a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, (B) changes after the date of this Agreement that affect generally the software industry but that do not have a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, (C) changes after the date of this Agreement in applicable law or in GAAP, (D) any decline in customer orders, or any resignation of any employees, in each case to the extent attributable to the public announcement or pendency of the Merger, (E) changes in the market price or trading volume of the Company Common Stock (provided, however, that the exception in this clause shall not in any way prevent or otherwise affect a determination that any change, event, circumstance, development or effect underlying such decrease has resulted in, or contributed to, a Company Material Adverse Effect), (F) failure(s) by the Company to meet internal operating projections or forecasts, or published revenue or earnings predictions (provided, however, that the exception in this clause shall not in any way prevent or otherwise affect a determination that any change, event, circumstance, development or effect underlying such decrease has resulted in, or contributed to, a Company Material Adverse Effect), (G) any act or threat of terrorism or war, any armed hostilities or terrorist activities, any threat or escalation of armed hostilities or terrorist activities or any governmental or other response or reaction to any of the foregoing, and (H) any effects resulting from any legal proceeding against the Company by the stockholders of the Company challenging or seeking to restrain or prohibit the consummation of the Merger. An event, violation, inaccuracy, circumstance or other matter will be deemed to have a “Material Adverse Effect” on Parent if such event, violation, inaccuracy, circumstance or other matter had or would reasonably be expected to have a material adverse effect on (i) the business, condition, capitalization, assets, liabilities, operations or financial performance of Parent and its Subsidiaries taken as a whole; provided, however, that a decline in Parent’s stock price shall not, in and of itself, be deemed to constitute a Material Adverse Effect on Parent, or (ii) the ability of Parent to consummate the Merger or any of the other transactions contemplated by the Agreement (including, but not limited to, the Financing) or to perform any of its obligations under the Agreement.

(ix)       “Order” means any award, injunction, judgment, decree, order, ruling, writ, subpoena or verdict or other decision entered, issued or rendered by any Governmental Entity.

(x)        “Ordinary Course of Business” with respect to the Company means the Company’s ordinary course of business, consistent with past practice, existing prior to the date of this Agreement.

(xi)       “Parties” means the Company, Parent and Merger Sub, and each shall be considered a “Party”.

(xii)     “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

(xiii)    “Subsidiary” of a particular Person means another Person where the first Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities or other voting interests in such other Person that is sufficient to enable such first Person to elect at least a majority of the members of such other Person’s Board of Directors or comparable governing body, or (b) if there are no such voting interests, at least 50% of the outstanding equity interests issued by such other Person.

(xiv)     “Unaudited Financial Statements” means the unaudited consolidated financial statements of the Company for the year ended February 28, 2006, including statement of financial condition, result of operations and statement of cash flow (which shall not include notes thereto) attached hereto as Schedule 8.3(a)(xiv).

(xv)      “$” means United States dollars.

(b)        In addition to the defined terms listed above, the following capitalized terms are defined in the following Sections of this Agreement:

Term:	Section:
1998 Stock Option Plan	3.1(c)(ii)(A)
2000 Stock Plan	3.1(c)(ii)(B)
1994 Stock Plan	3.1(c)(ii)(C)
1994 Director Plan	3.1(c)(ii)(D)
Agreement	Introductory Paragraph
Alternative Acquisition Agreement	4.2(b)(ii)
Antitrust Laws	3.1(d)(v)
Appraisal Shares	2.1(d)
Audited Financial Statements	3.1(e)(vii)
Benefit Plans	3.1(l)

Board Approval	3.1(d)(iii)
Certificates	2.2(b)
Certificate of Merger	1.3
Closing	1.2
Closing Date	1.2
Code	3.1(l)(ii)
Commitment Letter	3.2(f)
Company	Introductory Paragraph
Company Board Recommendation	5.1(b)
Company Common Stock	2.1(a)
Company Financial Statements	3.1(e)(vii)
Company Insiders	5.1(d)
Company Preferred Stock	3.1(c)(i)
Company SEC Documents	3.1(e)(i)
Company Stock Plan	3.1(c)(ii)(E)
Company Triggering Event	7.1
Confidentiality Agreement	5.2(a)
Continuing Employee	5.10
Contract	3.1(d)(iv)
Controlled Group Member	3.1(j)(i)
Debt Obligations	3.1(i)(i)(H)
Debt Tender Offer	5.8(a)
Delaware Secretary of State	6.2(i)(ii)
DGCL	Recitals
Disclosure Schedule	3.1
Effective Time	1.3
Environmental Claims	3.1(q)(ii)(A)
Environmental Laws	3.1(q)(ii)(B)
Environmental Permits	3.1(q)(ii)(C)
Equity Benefit Plans	3.1(j)(i)(A)
ERISA	3.1(j)(i)(B)
ERISA Benefit Plans	3.1(j)(i)(B)
ESPP	3.1(c)(ii)(E)
Exchange Act	3.1(d)(v)
Existing Letters of Credit	5.13
Financing	Recitals
GAAP	3.1(e)(vii)
Governmental Entity	3.1(d)(v)
Hazardous Materials	3.1(q)(ii)(D)
HSR Act	3.1(d)(v)
Intellectual Property	3.1(o)(vi)
Interim Period	4.1
Liens	3.1(b)
Merger	Recitals
Merger Consideration	2.1(c)
Merger Sub	Introductory Paragraph
Non-ERISA Benefit Plans	3.1(j)(i)(C)
Notes	5.8(a)
Offer Documents	5.8(b)

Open Source Materials	3.1(p)(ii)
Option	3.1(c)(ii)
Original Bidder	7.3(b)(iii)
Parent	Introductory Paragraph
Patents	3.1(o)(vi)
Paying Agent	2.2(a)
Permits	3.1(h)
Post-Closing Tax Period	3.1(m)(v)
Pre-Closing Tax Period	3.1(m)(v)
Proxy Statement	3.1(d)(v)
Replacement Letters of Credit	5.13
Representatives	4.2(a)
Rights Agreement	3.1(c)(i)
Sarbanes-Oxley Act	3.1(e)(i)
SEC	3.1(d)(v)
Section 262	2.1(d)
Securities Act	3.1(e)(i)
Software	3.1(p)(i)
Specified Time	4.2(a)
Stockholder Approval	3.1(d)(ii)
Stockholders Meeting	5.1(b)
Stock Purchase Agreement	3.2(f)
Superior Proposal	4.2(a)
Surviving Corporation	1.1
SVB	5.13
Tail Transaction	7.3(b)(iii)
Takeover Proposal	4.2(a)
Tax and Taxes	3.1(m)(i)
Tax Returns	3.1(m)(i)
Tender Amount	5.8(c)
Tendered Notes	5.8(c)
Total Merger Consideration	2.1(c)
Voting Agreements	Recitals

8.4        Interpretation.   When a reference is made in this Agreement to an Article or Section or the Disclosure Schedule, such reference shall be to an Article or Section of, or the Disclosure Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

8.5        Counterparts.   This Agreement may be executed by facsimile signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

8.6        Entire Agreement; No Third-Party Beneficiaries.   This Agreement (including the documents and instruments referred to herein) and the Confidentiality Agreement between the Company and Parent (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement and (ii) except for the provisions of ARTICLE 2, and Section 5.6, are not intended to confer upon any Person other than the Parties any rights or remedies.

8.7        Governing Law.   This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflict of laws thereof.

8.8        Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any Party without the prior written consent of the other Parties. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

8.9        Consent to Jurisdiction.   Each of the Parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of either (a) the Court of Chancery of the State of Delaware or (b) any Federal court of the United States of America sitting in the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and each agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Affiliates except in such courts). Each of the Parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) any Court of Chancery of the State of Delaware or (b) any Federal court of the United States of America sitting in the State of Delaware, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

8.10     WAIVER OF JURY TRIAL.   Each Party hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each Party (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such Party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8.10.

8.11     Enforcement.   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this

Agreement, this being in addition to any other remedy in any Delaware State court or any Federal court of the United States of America sitting in the State of Delaware to which they are entitled at law or in equity.

8.12     Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(The remainder of this page has intentionally been left blank)

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

JDA SOFTWARE GROUP, INC.
By:	/s/ HAMISH N. BREWER
President and Chief Executive Officer
STANLEY ACQUISITION CORP.
By:	/s/ HAMISH N. BREWER
President and Chief Executive Officer
MANUGISTICS GROUP, INC.
By:	/s/ JOSEPH L. COWAN
Chief Executive Officer

ANNEX B

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights.

(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)   Appraisal rights shall be perfected as follows:

(1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)

ANNEX C

LEHMAN BROTHERS

April 24, 2006

Board of Directors
Manugistics Group, Inc.
9715 Key West Avenue
Rockville, MD 20850

Members of the Board:

We understand that Manugistics Group, Inc. (the “Company”), JDA Software Group, Inc. (“JDA”) and Stanley Acquisition Corp., a wholly owned subsidiary of JDA (“Merger Sub”), intend to enter into an Agreement and Plan of Merger dated as of April 24, 2006 (the “Agreement”) pursuant to which Merger Sub would be merged with and into the Company with the Company surviving the merger (the “Proposed Transaction”). We further understand that, upon the effectiveness of the merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the merger (other than shares of Common Stock owned by the Company, any of its wholly-owned subsidiaries, JDA and Merger Sub) will be converted into the right to receive an amount in cash equal to $2.50. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement.

We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company’s stockholders of the consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction.

In arriving at our opinion, we have reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction, (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including the Annual Report on Form 10-K for the fiscal year ended February 28, 2005 and the Quarterly Reports on Form 10-Q for the quarters ended May 31, 2005, August 31, 2005 and November 30, 2005, (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company through fiscal year 2011 prepared by the management of the Company (the “Manugistics Projections”), (4) a trading history of the Company’s common stock from the closing price as of April 22, 2003 to an intraday trading price as of noon April 24, 2006 and a comparison of that trading history with those of other companies that we deemed relevant, (5) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant, (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant, (7) published estimates of independent research analysts with respect to the future price targets of the Company’s common stock and the future financial performance of the Company through fiscal year 2007 and an extension of such research estimates prepared by the management of the Company through fiscal year 2011 (such estimates, including the extension, the “Manugistics Street Projections”), (8) the current and future capital requirements of the Company in light of its current cash balance and expected cashflows and the level of its indebtedness, (9) the cash flows of the combined company relative to its capital structure, on a pro forma basis, and (10) the standalone value of the tax savings expected to result from the historical net operating losses at the Company (“NOL Tax Savings”). In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, NOL Tax Savings, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

C-1

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Manugistics Projections, upon advice of the Company we have assumed that such projections have been reasonably prepared on the basis reflecting the best currently available estimates and judgment of the management of the Company as to the future financial performance of the Company. However, for the purpose of our analysis, we also have considered the Manugistics Street Projections which reflect somewhat more conservative assumptions regarding the Company’s future financial performance and the Company has agreed with the appropriateness of the use of the Manugistics Projections and the Manugistics Street Projections in performing our analysis. Upon advice of the Company, we have assumed that the expected NOL Tax Savings are reasonable. In arriving at our opinion, we have conducted only a limited physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be offered to the stockholders of the Company in the Proposed Transaction is fair to such stockholders.

We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the ordinary course of our business, we trade in the equity securities of the Company and JDA for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,
/s/ LEHMAN BROTHERS

C-2

ANNEX D

VOTING AGREEMENT

VOTING AGREEMENT, dated as of April 24, 2006 (this “Agreement”), among the stockholders listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”), Manugistics Group, Inc., a Delaware corporation (the “Company”) and JDA Software Group, Inc., a Delaware corporation (the “Parent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

WHEREAS, as of the date hereof, the Stockholders own of record and beneficially (within the meaning of Rule 13d-3 of the Exchange Act) the shares of capital stock of the Company set forth on Schedule A hereto (the “Shares”);.

WHEREAS, concurrently with the execution of this Agreement, Parent and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, a subsidiary of Parent will be merged with and into the Company, and the Company will be the surviving corporation (the “Merger”); and

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Stockholders agree, and in order to induce Parent to enter into the Merger Agreement the Stockholders are willing, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

Section 1.     Agreement to Vote Shares.

(a)   Each Stockholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, such Stockholder shall (a) when a meeting of the Company’s stockholders is held, appear at such meeting (in person or by proxy) or otherwise cause all Shares and any New Shares (as defined below) to be counted as present thereat for the purpose of establishing a quorum and (b) vote (or cause to be voted) the Shares and any New Shares (i) in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby; (ii) against the approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement, (iii) against any proposal that would reasonably lead to or result in the conditions of Parent’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled; (iv) against any Takeover Proposal from any party other than Parent or an affiliate of Parent; and (v) against the election of a group of individuals to replace a majority or more of the individuals presently on the Board of Directors of the Company (each item set forth in the foregoing clauses (i) through (v), a “Proposed Matter”) at every meeting of stockholders of Company called with respect to any Proposed Matter (and at every postponement or adjournment thereof). Prior to the termination of this Agreement, each Stockholder covenants and agrees not to enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Agreement. The provisions of this Section 1 shall apply to all Shares and New Shares owned by each Stockholder as of the record date for the vote on any Proposed Matter.

(b)   Each Stockholder further agrees that, until the termination of this Agreement, (Y) such Stockholder will not, and will not permit any entity under such Stockholder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below), (B) initiate a stockholders’ vote with respect to an Opposing Proposal or (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. For the purposes of this Agreement, an “Opposing Proposal” means any action or proposal described in clauses (ii) through (iv) of Section 1.

(c)   New Shares shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares. “New Shares” means:

(i)    any shares of capital stock or voting securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (whether through the exercise of any options, warrants or other rights to purchase shares of Company Common Stock or otherwise) after the date of this Agreement and prior to the termination of this Agreement; and

(ii)   any shares of capital stock or voting securities of the Company that Stockholder becomes the beneficial owner of as a result of any change in Company Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of the Company affecting Company Common Stock.

Section 2.     Irrevocable Proxy. Each Stockholder has delivered to Parent a duly executed proxy in the form attached hereto as Exhibit A (the “Proxy”), such Proxy covering the issued and outstanding Shares and all issued and outstanding New Shares in respect of which such Stockholder is the record holder and is entitled to vote at each meeting of the stockholders of the Company (including, without limitation, each written consent in lieu of a meeting) prior to the termination of this Agreement. Upon the execution of this Agreement by such Stockholder, such Stockholder hereby revokes any and all prior proxies or powers of attorney given by such Stockholder with respect to voting of the Shares on the matters referred to in Section 1 and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Shares on the matters referred to in Section 1 until after the Expiration Date. Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the Proxy. Each Stockholder hereby affirms that the Proxy is given in connection with the execution of the Merger Agreement, and that such Proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Except as otherwise provided for herein, each Stockholder hereby (i) affirms that the Proxy is coupled with an interest and may under no circumstances be revoked prior to the Expiration Date, (ii) ratifies and confirms all that the Proxies appointed hereunder may lawfully do or cause to be done by virtue hereof, and (iii) affirms that such Proxy is executed and intended to be irrevocable to the extent permitted by the provisions of Section 212 of the Delaware General Corporation Law. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. Notwithstanding any other provisions of this Agreement, the Proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

Section 3.     Transfer of Shares.

(a)   Until this Agreement is terminated, each Stockholder covenants and agrees that such Stockholder will not directly or indirectly (i) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares or New Shares, (ii) deposit any of the Shares or New Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or New Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (iii) enter into any contract, option, agreement, commitment, understanding or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, pledge, encumbrance or other disposition of any Shares or New Shares (each, a “Transfer”). Any Transfer or purported Transfer of share of Company Common Stock in violation of the foregoing restricts shall be null and void.

(b)   Each Stockholder agrees to submit to the Company contemporaneously with or promptly following execution of this Agreement all certificates representing the Shares and upon delivery of such certificates representing the New Shares, as soon as possible thereafter, so that the Company may place thereon a legend referring to the transfer restrictions set forth in this Agreement.

(c)   Permitted Transfers. Section 3(a) shall not prohibit a transfer of Shares or New Shares by a Stockholder (i) upon the death of such Stockholder, interspousal disposition, (ii) for tax or estate planning or charitable gift or if such Stockholder is a partnership or limited liability company, to one or more partners or members of such Stockholder to an affiliated corporation under common control with such Stockholder; provided, however, that a transfer referred to in this Section 3(c) shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement and delivers a Proxy to Parent in substantially the form of the Proxy attached hereto.

Section 4.     Representations and Warranties of the Stockholders. Each Stockholder on his or her own behalf hereby severally represents and warrants to Parent with respect to such Stockholder and such Stockholder’s ownership of the Shares as follows:

(a)    Ownership of Shares. The Stockholder beneficially owns all of the Shares and rights to Shares as set forth on Schedule A hereto and has good and marketable title to such Shares, free and clear of any claims, liens, options, charges, proxies, voting trusts, agreements, rights, understandings, arrangements, encumbrances or security interests. The Stockholder owns no shares of Company Common Stock other than the Shares as set forth on Schedule A hereto. The Stockholder and/or its affiliates have sole voting power, without restrictions, with respect to all of the Shares. The Stockholder’s principal residence or place of business is accurately set forth on the Stockholder’s signature page hereto.

(b)   Power, Binding Agreement. The Stockholder has the legal capacity and all requisite power and authority to enter into and perform all of his or her obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(c)    No Conflicts. The execution and delivery of this Agreement do not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder, the Shares, the New Shares or any of the Stockholder’s properties or assets. Except as expressly contemplated hereby, the Stockholder is not a party to, and the Shares are not (and the New Shares will not be) subject to or bound in any manner by, any contract or agreement relating to the Shares or the New Shares, including without limitation, any voting agreement, option agreement, purchase agreement, stockholders’ agreement, partnership agreement or voting trust. Except for the expiration or termination of the waiting period under the HSR Act and informational filings with the Securities and Exchange Commission, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or              other governmental authority or instrumentality, domestic, foreign or supranational, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

Section 5.     Termination. This Agreement shall terminate upon the earlier to occur of (a) such date and time as the Merger Agreement shall have been terminated in accordance with its terms (b) an amendment to the Merger Agreement in a manner that reduces the aggregate consideration to be paid to any Stockholder upon consummation of the Merger or changes the nature of the consideration in any way other than a change that does not change the amount of the cash consideration, and (c) the Effective Time.

Section 6.     Fiduciary Duties. Each Stockholder is signing this Agreement solely in such Stockholder’s capacity as an owner of such Stockholder’s respective Shares, and nothing herein shall prohibit, prevent or preclude such Stockholder from taking or not taking any action in such Stockholder’s capacity as an officer or director of the Company to the extent permitted by the Merger Agreement, or as an officer or a director of any third party.

Section 7.     Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Each Stockholder agrees that, in the event of any breach or threatened breach by such Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7, and each Stockholder irrevocably waives any right such Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 8.     Miscellaneous.

(a)   Entire Agreement. This Agreement and the Merger Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

(b)   Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, provided that, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

(c)   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

(d)   Counterparts. This Agreement may be executed by facsimile signature and in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

(e)   Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

(i)    if to a Stockholder to the address set forth on the respective signature page of this Agreement;

(ii)   if to Parent to:

JDA Software Group, Inc.
14400 N. 87th Street
Scottsdale, AZ 85260-3649
Attn:  G. Michael Bridge
Facsimile: (480) 308-3001

with a copy to:

DLA Piper Rudnick Gray Cary US LLP
1221 S. MoPac Expressway, Suite 400
Austin, TX  78746-6875
Attn:  Paul Hurdlow, Esq.
Facsimile: (512) 457-7001

(iii)     if to the Company to:

Manugistics Group, Inc.
9715 Key West Avenue
Rockville, MD 20850
Attn: Joseph L. Cowan
Facsimile: (301) 255-5370

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street
New York, NY 10022
Attn: Luke P. Iovine, III, Esq.
Facsimile: (212) 230-7649

(f)    No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

(g)   Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that Parent may assign this Agreement to any direct or indirect wholly owned subsidiary of Parent without the consent of the Company or the Stockholders. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(h)   Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

(i)    Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the personal jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10(e). Nothing in this Section 10(i), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(j)    WAIVER OF JURY TRIAL. EACH OF PARENT, THE COMPANY AND EACH STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, THE COMPANY OR EACH STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

(k)   No Survival. The representation and warranties contained in the Agreement shall not survive the termination of this Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

MANUGISTICS GROUP, INC.
By:
JDA SOFTWARE GROUP, INC.
By:

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.

(Signature of Stockholder)

(Print name of Stockholder)
Address:

Facsimile:

Schedule A

Stockholder	Number of Shares of Common Stock Beneficially Owned	ESPP Shares	Restricted Shares*	Options*	Shares
Cowan, Joseph L.	100,000	20,242	333,333	920,833	1,374,408
Daihl, Edward R.	—	—	25,000	35,000	60,000
Davis-Stoudt, Kelly	—	9,110	38,000	46,217	93,327
Fritz, Lynn C.	8,500	—	—	174,500	183,000
Gibson, William M.	8,579,900	—	—	20,625	8,600,525
Jacovini, Joseph H.	68,672	—	—	174,500	243,172
Janeway, William H. **	7,619,800	—	—	27,300	7,647,100
Kissling, Jeffrey L.	—	—	30,000	70,000	100,000
Kubera, Ronald P.	25,000	15,695	55,000	188,967	284,662
Melia, Kevin C.***	25,000	—	—	44,250	69,250
Mitchell-Keller, Lori	—	4,373	65,000	211,796	281,169
Keller Eric (spouse of Lori Mitchell-Keller)		839			839
Nelson, William G.	216,000	—	—	144,500	360,500
Poplawski, Steve	—	—	20,000	15,000	35,000
Skelton, Thomas A.	918,962	—	—	174,500	1,093,462
Smith, Timothy T.	—	—	72,000	218,334	290,334
Warburg Pincus Private Equity VIII, L.P	7,619,800	—	—	—	7,619,800
West, Janie	—	—	20,000	18,000	38,000
Weaser, Mark R.	—	—	40,000	20,000	60,000
Total	17,561,834	50,259	698,333	2,504,322	20,814,748

*                    Amounts represent those Restricted Shares and Options to which the Stockholder has the rights to acquire beneficial ownership of voting Shares within 60 days of April 24, 2006.

**             Includes a total of 7,619,800 shares held by Warburg Pincus Private Equity VIII, L.P, including three related limited partnerships.

***      25,000 shares of Kevin Melia are held on trust by a irrevocable trust of which he is not the trustee.

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE STOCK OF

MANUGISTICS GROUP, INC.

The undersigned stockholder of Manugistics Group, Inc., a Delaware corporation ( the “Company”), hereby irrevocably appoints the members of the Board of Directors of JDA Software Group, Inc., a Delaware corporation (“Parent”), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and re-substitution, to vote and exercise all voting rights (to the full extent that the undersigned is entitled to do so) with respect to all of the issued and outstanding shares of capital stock of the Company that now are owned of record by the undersigned (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to the voting of any Shares on the matters referred to in the third full paragraph of this Irrevocable Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to such matters until after the Expiration Date (as defined below).

This Irrevocable Proxy is irrevocable, is coupled with an interest, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Parent, Stanley Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, which Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”). As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, and (ii) the date of termination of the Merger Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement.

The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting:

(a)    in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby;

(b)   against the approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement;

(c)    against any proposal that would reasonably lead to, result in the conditions of Parent’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled;

(d)   against any Takeover Proposal from any party other than Parent or an affiliate of Parent; and

(e)    Against the election of a group of individuals to replace a majority or more of the individuals presently on the Board of Directors of the Company.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

(Remainder of page intentionally left blank)

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: April     , 2006

(Signature of Stockholder)

(Print Name of Stockholder)
shares of Company Common Stock owned on the date hereof:
shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights.

☐   Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

A.   Issues

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTES “FOR” EACH OF THE FOLLOWING:

1.                 To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of April 24, 2006, (the “Merger Agreement”) by and between Manugistics, JDA Software Group Inc. (“JDA” or the “Buyer”) and Stanley Acquisition Corp., a wholly owned subsidiary of the Buyer (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Manugistics, with Manugistics as the resulting corporation (the “Merger”). Upon completion of the Merger, each share of Manugistics common stock not held by the Buyer, Merger Sub, Manugistics or any subsidiary of Manugistics or a stockholder who perfects appraisal rights in accordance with Delaware law, will be converted into the right to receive $2.50 in cash, without interest and less any applicable withholding tax.

☐ For	☐ Against	☐ Abstain

2.                 To approve the adjournment, postponement or continuation of the Special Meeting for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

☐ For	☐ Against	☐ Abstain

3.                 To transact any other business that may properly come before the Special Meeting.

☐              CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON

B.   Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:	, 2006

Signature 1—Please keep signature within the box

Signature 1—Please keep signature within the box

Proxy—MANUGISTICS GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MANUGISTICS GROUP, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON June 28, 2006.

The undersigned, as a holder of common stock, par value $.002 per share (“Common Stock”), of Manugistics Group, Inc., a Delaware corporation (“Manugistics” or the “Company”), hereby appoints each of Joseph L. Cowan and Timothy T. Smith, with full power of substitution, as proxies and attorneys in fact of the undersigned to vote all shares of Common Stock which the undersigned is entitled to vote through the execution of a proxy with respect to the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at the Company’s principal executive offices located at 9715 Key West Avenue, Rockville, Maryland, on June 28, 2006 at 11:00 a.m., local time, or any adjournment, postponement or continuation thereof, and authorizes and instructs said proxies to vote in the manner directed on the reverse side and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals as described in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment, postponement or continuation thereof.

You may revoke or change your proxy at any time prior to its use at the Special Meeting by giving the Company written direction to revoke it, by giving the Company a new proxy or by attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to Manugistics Group, Inc. at 9715 Key West Avenue, Rockville, Maryland 20850, Attention: Secretary, or hand-delivered to our Secretary at or before the taking of the vote at the Special Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY IN THE MANNER DESCRIBED ABOVE AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS DESCRIBED HEREIN.

(Continued and to be signed on the reverse side)